UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	5-31

Date of reporting period:	5-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT          |          MAY 31, 2012

Intermediate-Term Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	40
Statement of Operations	41
Statement of Changes in Net Assets	42
Notes to Financial Statements	43
Financial Highlights	49
Report of Independent Registered Public Accounting Firm	51
Management	52
Additional Information	55

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bonds (Munis) Benefited from a Flight to Quality

Notable extremes in international stock and U.S. Treasury bond returns for U.S. investors illustrated what happened in the global economy and in the financial markets during the 12 months ended May 31, 2012.

At one end of the 12-month return spectrum, international stock indices, particularly those representing European stocks, suffered losses in excess of 20% in U.S. dollar terms. Stock prices generally declined as global economic growth slowed and the European sovereign debt crisis worsened, particularly in Greece and Spain.

Those same factors drove demand higher for investments viewed as relative “safe havens” in times of economic and financial uncertainty. The 30-year U.S. Treasury bond returned 38% during the 12-month period, and the 10-year U.S. Treasury note returned 17%.

In between those international stock and U.S. Treasury extremes, the 12-month returns for U.S. stocks and the broader U.S. bond market were more middling—the S&P 500 Index declined 0.41%, while the Barclays U.S. Aggregate Bond Index advanced 7.12%.

The entire U.S. bond market, including munis, benefited from the flight to quality that drove U.S. Treasury bond returns to such heights. The investment-grade muni market posted its best May 31 fiscal year performance since 2001.

Such exceptional bond performance is unlikely to be repeated in the coming year. However, economic, financial, and political uncertainties remain, which we believe will keep interest rates relatively low and inflation contained through the next six months. In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries, Other Sectors

For the 12-month period ended May 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were among the market’s leading performers, outpacing most other sectors, including U.S. Treasuries, investment-grade and high-yield corporate bonds, and mortgage-backed securities.

In the first half of the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from institutional and nontraditional investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many analysts had projected) supported the muni market rally. Demand for munis remained strong in the second half of the 12-month period. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis. The strong second-half returns for these market segments pushed long-term and high-yield munis to the top of the muni market performance hierarchy for the entire 12-month period.

A surge of new issuance from states and cities in the first five months of 2012—representing a gain of $77 billion compared with the same period in 2011—led to more subdued returns during the final months of the reporting period. Specifically, a wave of refinancing from municipalities taking advantage of low interest rates generally led to muted performance among intermediate-term muni maturities.

Widespread Defaults Never Materialized

The muni market’s strong 12-month performance was particularly noteworthy, given the highly publicized projections at the end of 2010 of pending widespread defaults. That scenario did not materialize, as increased austerity and budget-balancing measures helped municipal issuers maintain their financial solvency. We believe the massive default warnings focused excessively on projected municipal liabilities and underestimated the issuers’ ability to raise taxes and cut expenses.

Economic risks remain, but we continue to believe no states will actually default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Long-Term Municipal Bond	16.60%	Treasury Bond	9.05%
Municipal High Yield Bond	15.42%	Aggregate Bond	7.12%
Municipal Bond	10.40%
7 Year Municipal Bond	8.37%

Performance

Total Returns as of May 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWTIX	8.28%	5.44%	4.65%	5.37%	3/2/87
Barclays 7 Year Municipal Bond Index	—	8.37%	6.71%	5.44%	N/A(1)	—
Institutional Class	AXBIX	8.59%	5.66%	—	4.65%	4/15/03
A Class No sales charge* With sales charge*	TWWOX	8.11% 3.25%	— —	— —	5.54% 3.40%	3/1/10
C Class	TWTCX	7.30%	—	—	4.71%	3/1/10

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available 1/31/90.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.48%	0.28%	0.73%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Intermediate-Term Tax-Free Bond returned 8.28%* for the fiscal year ended May 31, 2012, its best fiscal-year return since the 12 months ended May 31, 2003. By comparison, the Barclays 7 Year Municipal Bond Index returned 8.37%, while the average return of the intermediate municipal debt funds tracked by Lipper Inc. was 7.95%.** Portfolio returns and the Lipper average reflect operating expenses, while index returns do not. (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of municipal bond (muni) indices (see page 3). The fund’s performance trailed the return of the Barclays 7 Year Municipal Bond Index, primarily due to sector allocation (described in Portfolio Positioning). The fund’s outperformance relative to the Lipper peer group average was primarily due to the fund’s slightly longer weighted average maturity. Overall, longer-term munis outperformed during the period.

Credit Environment

State and local tax receipts continued to slowly improve during the 12-month period, as economic growth remained modest. Nevertheless, as of the fourth quarter of 2011, state revenues still remained 7% below pre-recession levels. Most states have grappled with steep budgetary challenges, prompting another round of deep spending cuts on addressed or projected shortfalls totaling $54 billion for fiscal 2013. Although muni credit-rating downgrades continued to outpace upgrades, the margin between the two continued to grow smaller.

As of the end of 2011, the muni market’s default rate was lower than it was in 2010, extending a four-year trend of declining muni defaults. Although we do not expect any states to actually default, we believe their credit ratings are likely to remain under downward pressure. We believe even cash-strapped states such as California and Illinois have too many financial resources available to them and revenue-generating/cost-reducing avenues to pursue to make default a likely outcome.

Portfolio Positioning

The fund’s continued emphasis on revenue bonds over general obligation bonds detracted from relative performance during the period. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, which tend to be higher-quality securities, along with transportation, and sales-tax secured bonds. These securities generally lagged general obligation bonds during the fund’s fiscal year.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The average returns for Lipper Intermediate Municipal Debt Funds category were 4.82% and 4.22% for the five- and 10-year periods ended May 31, 2012, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

In addition, the fund remained underweighted in bonds backed by personal income taxes. We also reduced our position in the health care sector, shifting these assets into transportation bonds to take advantage of relative values.

Late in the third calendar quarter of 2011, we implemented a position designed to benefit when the gap between Treasury and muni yields narrows. At that time, muni yields were 125% of comparable-maturity Treasury yields, which was well above historical averages. This strategy added value to the fund, as the yield gap gradually narrowed into the first quarter of 2012, and we exited the position.

Outlook

As we look to the second half of 2012, we believe the sluggish economy will continue to pose challenges for states and municipalities. In this environment, we believe our fundamental credit research and risk management capabilities will continue to drive results.

Recent lagging performance of munis in the 10-year maturity range (due to a wave of refinancing activity from municipalities taking advantage of low interest rates) has created value in the intermediate portion of the yield curve. We believe the technical supply factors that led to the underperformance eventually should unwind, as long as the demand for munis remains healthy. In addition, we expect to rotate out of the better-performing sectors, such as essential service revenue and health care bonds, and into some underperforming sectors to capture longer-term appreciation potential.

Fund Characteristics

MAY 31, 2012
Portfolio at a Glance
Weighted Average Maturity	8.9 years
Average Duration (Modified)	4.6 years

30-Day SEC Yields
Investor Class	1.49%
Institutional Class	1.69%
A Class	1.19%
C Class	0.50%
Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket	1.99%
28.00% Tax Bracket	2.07%
33.00% Tax Bracket	2.22%
35.00% Tax Bracket	2.29%
(1)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States and Territories	% of net assets
California	21.2%
New York	12.4%
Texas	5.3%
Florida	5.2%
New Jersey	4.6%

Top Five Sectors	% of fund investments
General Obligation (GO)	30%
Transportation Revenue	12%
Certificates of Participation (COPs)/Leases	11%
Electric Revenue	9%
Water/Sewer/Gas Revenue	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.0%
Other Assets and Liabilities	—*

*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/11	Ending Account Value 5/31/12	Expenses Paid During Period(1) 12/1/11 – 5/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,047.30	$2.41	0.47%
Institutional Class	$1,000	$1,049.20	$1.38	0.27%
A Class	$1,000	$1,046.90	$3.68	0.72%
C Class	$1,000	$1,043.00	$7.51	1.47%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
Institutional Class	$1,000	$1,023.65	$1.37	0.27%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.41	1.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

MAY 31, 2012

	Principal Amount	Value
Municipal Securities — 100.0%
ALABAMA — 0.3%
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 4.00%, 6/1/16	$1,060,000	$1,169,848
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/17	1,500,000	1,741,395
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/19	4,510,000	5,380,295
East Central Industrial Development Authority Rev., 5.25%, 9/1/13 (Ambac)	810,000	812,883
		9,104,421
ALASKA — 0.1%
Aleutians East Borough Project Rev., (Aleutian Pribilof Islands, Inc.), 5.00%, 6/1/20 (ACA)	1,875,000	1,896,656
ARIZONA — 2.3%
Arizona Board of Regents COP, Series 2006 A, (University of Arizona), 5.00%, 6/1/18 (Ambac)	1,935,000	2,211,473
Arizona Health Facilities Authority Rev., Series 2007 B, (Banner Health), VRN, 1.12%, 7/2/12	7,500,000	5,460,975
Arizona Health Facilities Authority Rev., Series 2008 D, (Banner Health), 5.00%, 1/1/15	3,000,000	3,326,820
Arizona Tourism & Sports Authority Rev., (Baseball Training Facilities), 5.00%, 7/1/12	1,000,000	1,002,610
Arizona Tourism & Sports Authority Rev., (Baseball Training Facilities), 5.00%, 7/1/13	1,880,000	1,938,882
Arizona Tourism & Sports Authority Rev., Series 2003 A, (Multipurpose Stadium Facility), 5.25%, 7/1/17, Prerefunded at 100% of Par (NATL)(1)	2,000,000	2,106,660
Arizona Transportation Board Rev., 4.00%, 7/1/15	6,500,000	7,175,155
Arizona Water Infrastructure Finance Authority Rev., Series 2010 A, 5.00%, 10/1/18	3,000,000	3,694,230
Energy Management Services LLC Rev., (Arizona State University-Main Campus), 4.50%, 7/1/12 (NATL)(1)	2,130,000	2,137,625
Maricopa County Saddle Mountain Unified School District No. 90 GO, Series 2003 A, (School Improvements), 5.25%, 7/1/12	2,000,000	2,005,900
Maricopa County Scottsdale Unified School District No. 48 GO, 6.60%, 7/1/12	1,000,000	1,005,230
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	5,000,000	6,003,650
Mohave County Industrial Development Authority Rev., Series 2004 A, (Mohave Prison), 5.00%, 4/1/14 (XLCA)(1)	1,655,000	1,795,030
Navajo County Pollution Control Corp. Rev., Series 2009 A, VRDN, 1.25%, 5/30/14	6,500,000	6,501,755
Navajo County Unified School District No. 20 Rev., Series 2006 A, 5.00%, 7/1/17 (NATL)	1,815,000	2,106,906
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	3,000,000	3,243,030
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	1,750,000	2,134,457
Phoenix Civic Improvement Corp. Water System Rev., (Junior Lien), 5.50%, 7/1/12, Prerefunded at 100% of Par (NATL/FGIC)(1)	1,000,000	1,004,390
Phoenix GO, Series 1995 A, 6.25%, 7/1/17	1,070,000	1,350,158

	Principal Amount	Value
Phoenix Industrial Development Authority Government Office Lease Rev., (Capitol Mall LLC), 5.00%, 9/15/26 (Ambac)	$1,750,000	$1,808,608
Pima County Indian Oasis-Baboquivari Unified School District No. 40 Rev., Series 2002 A, 4.60%, 7/1/12, Prerefunded at 100% of Par (NATL)(1)	920,000	923,349
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)	1,710,000	2,029,496
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)	1,800,000	2,166,084
Pima County Tucson Unified School District No. 1 GO, 4.625%, 7/1/12, Prerefunded at 100% of Par (AGM)(1)	885,000	888,292
Pima County Tucson Unified School District No. 1 GO, 4.625%, 7/1/13 (AGM)	1,715,000	1,721,208
Pinal County Apache Junction Unified School District No. 43 GO, Series 2006 B, (School Improvements), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(1)	775,000	915,616
Queen Creek Improvement District No. 1 Special Assessment Rev., 5.00%, 1/1/16	1,000,000	1,003,100
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	4,060,000	4,481,753
Salt River Project Agricultural Improvement & Power District Rev., Series 2008 A, (Electric System Distribution), 5.00%, 1/1/38	4,900,000	5,409,502
University of Arizona COP, Series 2002 A, 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)	1,505,000	1,505,000
		79,056,944
ARKANSAS — 0.1%
Valdez Marine Terminal Revenue Rev., Series 2011 C, (BP Pipelines, Inc.), 5.00%, 1/1/21 (GA: BP PLC)	3,400,000	4,019,752
CALIFORNIA — 21.2%
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/31	11,780,000	13,088,994
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22	6,215,000	7,270,058
California Department of Water Resources Power Supply Rev., Series 2008 AE, (Central Valley) 5.00%, 12/1/22	3,000,000	3,582,270
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	10,000,000	11,764,900
California Department of Water Resources Power Supply Rev., Series 2009 AF, (Central Valley), 5.00%, 12/1/22	10,000,000	12,012,400
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,840,150
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	5,000,000	6,213,150
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	3,750,000	4,241,737
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/13	2,050,000	2,140,753
California Department of Water Resources Supply Rev., Series 2005 G4, 5.00%, 5/1/16	2,450,000	2,861,673
California Department of Water Resources Supply Rev., Series 2011 N, 5.00%, 5/1/20	9,480,000	11,882,801
California Economic Recovery GO, Series 2009 B, VRDN, 5.00%, 7/1/14	35,000,000	38,210,200
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	3,500,000	4,136,300
California GO, 5.00%, 3/1/15	6,500,000	7,206,420
California GO, 5.00%, 5/1/15	6,000,000	6,683,580
California GO, 5.00%, 9/1/16	8,435,000	9,748,414

Principal Amount	Value
California GO, 5.00%, 9/1/16	$5,000,000	$5,778,550
California GO, 5.00%, 10/1/16	10,000,000	11,583,700
California GO, 5.00%, 10/1/17	8,000,000	9,466,800
California GO, 5.00%, 10/1/18	10,000,000	11,999,800
California GO, 5.25%, 9/1/23	25,000,000	30,068,250
California GO, 5.75%, 4/1/31	16,630,000	19,430,326
California GO, 5.00%, 6/1/32	11,805,000	12,793,787
California GO, 5.00%, 11/1/32	2,785,000	3,044,729
California GO, 6.00%, 4/1/38	5,000,000	5,837,900
California GO, 5.50%, 11/1/39	10,000,000	11,264,900
California GO, Series 2009 A, 5.00%, 7/1/20	2,160,000	2,618,503
California GO, Series 2012 B, VRN, 1.08%, 6/7/12	4,000,000	4,010,040
California GO, Series 2012 B, VRN, 1.18%, 6/7/12	1,600,000	1,604,560
California GO, Series 2012 B, VRN, 1.33%, 6/7/12	1,920,000	1,926,067
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,515,225
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,208,008
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,515,225
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	35,000	46,658
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	2,090,000	2,468,645
California Health Facilities Financing Authority Rev., Series 2008 I, (Catholic Healthcare West), 5.125%, 7/1/22	5,005,000	5,414,259
California Health Facilities Financing Authority Rev., Series 2009 A, (Adventist Health System West), 5.75%, 9/1/39	2,500,000	2,817,200
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.50%, 7/1/22	5,000,000	5,851,300
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	10,000,000	12,152,000
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/19	1,900,000	2,315,986
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/24	1,250,000	1,470,088
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	6,000,000	6,516,720
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridge) (First Lien), 5.00%, 7/1/26 (FGIC)(1)	4,825,000	6,391,388
California Infrastructure & Economic Development Bank Rev., Series 2012 B2, (Paul Getty Trust), VRDN, 0.48%, 6/7/12	30,000,000	30,001,500
California Municipal Finance Authority Rev., (Community Hospital of Central California), 5.50%, 2/1/39	1,450,000	1,507,637
California Municipal Finance Authority Rev., (Emerson College), 5.00%, 1/1/28	5,290,000	5,838,203
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,500,000	1,654,605
California Public Works Board Lease Rev., Series 2009 A, (Department General Services-Buildings 8 & 9), 6.25%, 4/1/34	4,000,000	4,704,360

Principal Amount	Value
California Public Works Board Lease Rev., Series 2009 G1 5.00%, 10/1/16	$10,000,000	$11,427,600
California Public Works Board Lease Rev., Series 2009 I1, 5.375%, 11/1/22	8,000,000	9,431,200
California Public Works Board Lease Rev., Series 2012 A, 5.00%, 4/1/22	6,600,000	7,733,814
California Public Works Board Lease Rev., Series 2012 A, 5.00%, 4/1/23	11,250,000	12,956,625
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/24	11,500,000	13,050,200
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	5,000,000	5,613,900
California State University Rev., Series 2011 A, (Systemwide), 5.00%, 11/1/15	3,315,000	3,794,548
California Statewide Communities Development Authority Rev., (Proposition 1A Receivables), 5.00%, 6/15/13	54,245,000	56,878,595
California Statewide Communities Development Authority Rev., Series 2001 B, (Kaiser Permanente), VRDN, 3.90%, 7/1/14	2,000,000	2,107,580
California Statewide Communities Development Authority Rev., Series 2002 C, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	2,400,000	2,786,664
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/16	8,000,000	9,104,800
California Statewide Communities Development Authority Rev., Series 2009 E2, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	2,200,000	2,560,096
California Statewide Communities Development Authority Rev., Series 2012 B, (Kaiser Permanente), VRDN, 1.13%, 6/7/12	5,000,000	5,006,250
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.00%, 10/1/12 (AGM)(1)	230,000	233,712
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.00%, 10/1/12 (AGM)	845,000	857,337
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/13, Prerefunded at 101% of Par (AGM)(1)	430,000	462,977
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/13, Partially Prerefunded at 101% of Par (AGM)(1)	1,570,000	1,674,829
Foothill-De Anza Community College District GO, Series 2007 B, 5.00%, 8/1/17 (Ambac)	3,510,000	3,922,249
Foothill-De Anza Community College District GO, Series 2007 B, (Election of 2006), 5.00%, 8/1/27 (Ambac)	80,000	91,028
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.875%, 1/15/27(3)	5,000,000	5,107,300
Golden State Tobacco Securitization Corp. Rev., Series 2007 A1, 5.00%, 6/1/15	5,000,000	5,471,400
Hesperia Unified School District COP, (2007 Capital Improvement), 5.00%, 2/1/17 (Ambac)	1,070,000	1,185,057
Los Angeles Community College District GO, Series 2008 E1, (Election of 2001), 5.00%, 8/1/20	2,250,000	2,706,997
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/20	900,000	1,070,829
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/21	1,250,000	1,480,288

Principal Amount	Value
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	$10,000,000	$11,081,200
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20	5,000,000	6,122,850
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 4.00%, 7/1/17	100,000	114,886
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/18	500,000	609,665
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/19	250,000	308,968
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/20	1,000,000	1,244,820
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/21	10,000,000	12,551,200
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/21	500,000	619,315
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/18	2,300,000	2,800,687
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/20	6,065,000	7,438,359
Los Angeles Unified School District GO, Series 2009 I, 5.00%, 7/1/21	6,520,000	7,916,128
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	3,205,000	3,902,696
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	10,070,000	12,539,265
Manteca Unified School District GO, 5.25%, 8/1/14, Prerefunded at 100% of Par (AGM)(1)	2,200,000	2,436,764
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	2,300,000	2,603,278
Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.33%, 6/7/12	8,500,000	8,499,915
Metropolitan Water District of Southern California Rev., Series 2011 A4, VRDN, 0.33%, 6/7/12	7,410,000	7,409,926
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/19 (AGC)	2,300,000	2,745,671
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/20 (AGC)	2,500,000	2,940,075
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/21 (AGC)	5,000,000	5,796,050
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16	1,000,000	1,158,340
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/17	1,500,000	1,776,600
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	5,735,000	6,042,224
Plumas Unified School District GO, 5.25%, 8/1/20 (AGM)	1,000,000	1,234,820
Poway Unified School District Rev., (School Facilities Improvement), 0.00%, 8/1/41(3)	4,610,000	1,044,119
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33	4,700,000	5,599,110
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	3,950,000	4,692,876
San Diego County Water Authority Rev., Series 2011 S1, 5.00%, 7/1/16	5,555,000	6,484,796
San Diego Public Facilities Financing Sewer Authority Rev., Series 2010 A, 5.25%, 5/15/24	6,600,000	8,082,756

Principal Amount	Value
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/22	$2,000,000	$2,477,320
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	3,000,000	3,660,270
San Diego Unified School District GO, Series 2012 E, (Election of 2008), 0.00%, 7/1/49(3)	20,000,000	2,795,800
San Diego Unified School District GO, Series 2012 E, (Election of 2008), 0.00%, 7/1/51(3)	25,000,000	3,102,500
San Francisco City and County Airports Commission Rev., Series 2008-34F 5.00%, 5/1/17 (AGC)	4,140,000	4,905,196
San Francisco Uptown Parking Corp. Rev., (Union Square) 5.50%, 7/1/15 (NATL)	1,160,000	1,187,005
San Francisco Uptown Parking Corp. Rev., (Union Square), 6.00%, 7/1/20 (NATL)	1,000,000	1,024,290
San Francisco Uptown Parking Corp. Rev., (Union Square), 6.00%, 7/1/31 (NATL)	2,000,000	2,048,140
San Jose Airport Rev., Series 2011 A2, 5.25%, 3/1/34	7,900,000	8,668,354
San Marcos Public Facilities Authority Tax Allocation Rev., Series 2006 A, (Project Area No. 3), 5.00%, 8/1/20 (Ambac)	1,525,000	1,596,202
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,337,185
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	2,800,000	3,243,296
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 5/31/13 (AGM)	10,000,000	10,012,100
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21	9,000,000	10,119,690
Vernon Electric System Rev., Series 2012 A, 5.00%, 8/1/30	520,000	544,019
Vernon Electric System Rev., Series 2012 A, 5.125%, 8/1/33	775,000	803,233
Vernon Electric System Rev., Series 2012 A, 5.50%, 8/1/41	1,170,000	1,230,384
Victorville Joint Powers Financing Authority Rev., Series 2007 A, (Cogeneration Facility), VRDN, 2.75%, 6/7/12 (LOC: BNP Paribas)	6,570,000	6,570,000
		742,538,937
COLORADO — 1.4%
Arapahoe County Water & Wastewater Public Improvement District GO, Series 2002 B, 5.75%, 12/1/17 (NATL)	1,100,000	1,125,091
Aurora Hospital Rev., (Children’s Hospital Association), 5.00%, 12/1/40	1,250,000	1,341,500
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	5,000,000	5,944,300
Colorado Educational & Cultural Facilities Authority Rev., (Northwest Nazarene University Facilities), 4.60%, 11/1/16	760,000	764,887
Colorado Health Facilities Authority Rev., (Catholic Health Initiatives), 6.00%, 10/1/23	1,500,000	1,790,175
Colorado Health Facilities Authority Rev., Series 2006 B, (Longmont Unified Hospital), 5.00%, 12/1/20 (Radian)	1,000,000	1,053,610
Colorado Water Resources & Power Development Authority Rev., Series 2000 A, 6.25%, 9/1/16	50,000	50,250
Denver City and County Airport Rev., Series 2010 A, 5.00%, 11/15/21	2,500,000	2,952,975
Douglas & Elbert Counties School District No. Re-1 GO, Series 2002 B, 5.75%, 12/15/17, Prerefunded at 100% of Par (AGM)(1)	1,000,000	1,030,040
E-470 Public Highway Authority Rev., Series 2011 A, VRN, 2.90%, 6/7/12	3,000,000	3,001,950

Principal Amount	Value
Regional Transportation District COP, Series 2010 A, 5.50%, 6/1/21	$2,000,000	$2,419,860
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 7/15/19	3,600,000	4,198,932
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 1/15/20	4,835,000	5,635,241
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/20	2,895,000	3,332,956
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/21	1,400,000	1,598,296
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/21	1,400,000	1,591,268
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/22	1,400,000	1,580,110
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/22	1,500,000	1,687,275
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,120,180
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30	1,200,000	1,442,712
University of Colorado Regents COP, 6.00%, 6/1/12, Prerefunded at 100% of Par (NATL-IBC)(1)	5,000,000	5,000,000
		48,661,608
CONNECTICUT — 2.5%
Bridgeport GO, Series 2004 A, 5.25%, 8/15/14, Prerefunded at 100% of Par (NATL)(1)	2,150,000	2,381,749
Connecticut Economic Recovery GO, Series 2009 A, 5.00%, 1/1/13	5,000,000	5,141,200
Connecticut Economic Recovery GO, Series 2009 A, 5.00%, 1/1/14	3,900,000	4,185,753
Connecticut GO, Series 2001 C, 5.50%, 12/15/13 (NATL-IBC)	4,000,000	4,320,520
Connecticut GO, Series 2004 D, 5.00%, 12/1/14	5,000,000	5,566,500
Connecticut GO, Series 2005 A, VRDN, 0.88%, 6/7/12	5,000,000	5,039,400
Connecticut GO, Series 2006 C, 5.00%, 6/1/14	5,000,000	5,458,000
Connecticut GO, Series 2006 D, 5.00%, 11/1/15	1,595,000	1,832,033
Connecticut GO, Series 2009 A, 5.00%, 1/1/16	8,375,000	9,668,100
Connecticut GO, Series 2012 A, VRDN, 0.40%, 6/7/12	7,500,000	7,501,425
Connecticut GO, Series 2012 A, VRDN, 0.58%, 6/7/12	4,500,000	4,501,260
Connecticut GO, Series 2012 A, VRDN, 0.71%, 6/7/12	4,300,000	4,306,149
Connecticut GO, Series 2012 A, VRDN, 0.86%, 6/7/12	4,000,000	4,011,240
Connecticut GO, Series 2012 A, VRDN, 1.06%, 6/7/12	4,500,000	4,515,255
Connecticut GO, Series 2012 A, VRDN, 1.28%, 6/7/12	5,500,000	5,567,265
Connecticut GO, Series 2012 A, VRDN, 1.43%, 6/7/12	7,000,000	7,101,150
Connecticut Health & Educational Facilities Authority Rev., Series 1999 G (Ascension Health Center), VRDN, 1.55%, 2/1/17	3,460,000	3,519,858
Connecticut Health & Educational Facilities Authority Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/16 (NATL)	2,660,000	3,033,038
		87,649,895
DISTRICT OF COLUMBIA — 1.3%
District of Columbia Rev., (Gonzaga College High School), 5.20%, 7/1/12 (AGM)	590,000	592,401
District of Columbia Rev., Series 2010 A, 5.00%, 12/1/19	5,000,000	6,239,400
District of Columbia Rev., Series 2011 B, (Income Tax Secured), VRN, 0.48%, 6/7/12	15,000,000	15,000,000
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/16	1,200,000	1,425,024

Principal Amount	Value
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/17	$5,000,000	$6,069,800
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2008 A, (Subordinated Lien) 5.00%, 10/1/34 (AGC)	1,200,000	1,331,964
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2012 B1, VRDN, 0.66%, 6/7/12	2,500,000	2,500,225
Metropolitan Washington Airports Authority Rev., Series 2009 A, (First Senior Lien), 5.00%, 10/1/39	5,000,000	5,422,250
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	4,600,000	5,453,208
		44,034,272
FLORIDA — 5.2%
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	11,800,000	13,351,582
Citizens Property Insurance Corp. Rev., Series 2009 A1, (Senior Secured), 5.50%, 6/1/16 (AGC)	9,450,000	10,832,629
Citizens Property Insurance Corp. Rev., Series 2009 A1, (Senior Secured), 6.00%, 6/1/17	2,500,000	2,945,675
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17	5,800,000	6,637,984
Citizens Property Insurance Corp. Rev., Series 2011 A1, (Senior Secured), 5.00%, 6/1/16	3,000,000	3,360,900
Citizens Property Insurance Corp. Rev., Series 2011 A1, (Senior Secured), 5.00%, 6/1/18	4,440,000	5,023,993
Florida GO, Series 2011 A, 5.00%, 6/1/21	10,130,000	12,462,230
Florida Hurricane Catastrophe Fund Finance Corp. Rev., Series 2008 A, 5.00%, 7/1/13	10,000,000	10,493,500
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/20	2,000,000	2,394,800
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/21	3,470,000	4,107,682
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/16	1,000,000	1,122,290
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/18	900,000	1,001,349
Halifax Hospital Medical Center Rev., Series 2006 B1, 5.50%, 6/1/38 (AGM)	1,000,000	1,069,690
Halifax Hospital Medical Center Rev., Series 2006 B2, 5.375%, 6/1/31 (AGM)	2,000,000	2,183,840
Indian River County Rev., (Spring Training Facility), 5.25%, 4/1/15 (NATL/FGIC)	1,235,000	1,239,779
JEA Electric System Rev., Series 2009 A, 5.50%, 10/1/39	10,000,000	10,577,400
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	3,170,000	3,704,938
Miami Parking Facilities Rev., 5.25%, 10/1/15 (NATL)	650,000	716,489
Miami-Dade County Aviation Department Rev., Series 2007 D, (Miami International Airport), 5.25%, 10/1/26 (AGM)	4,650,000	5,116,628
Miami-Dade County Aviation Department Rev., Series 2010 B, 5.00%, 10/1/41	3,000,000	3,233,820
Miami-Dade County GO, (Double Barreled Aviation), 5.00%, 7/1/17	200,000	237,096
Orange County School Board COP, Series 2002 A, 5.50%, 8/1/12, Prerefunded at 100% of Par (NATL)(1)	1,875,000	1,891,706
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/26	8,000,000	9,299,840
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/27	6,500,000	7,486,960
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	3,000,000	3,273,540
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	2,000,000	2,291,520

Principal Amount	Value
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/19	$1,500,000	$1,854,810
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/20	5,000,000	6,220,650
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/21	4,745,000	5,933,006
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/22	1,750,000	2,198,805
Orlando Utilities Commission Water & Electric Rev., Series 1989 D, 6.75%, 10/1/17(1)	885,000	1,027,556
Palm Beach County Health Facilities Authority Rev., Series 2010 A, (Bethesda Healthcare System), 5.25%, 7/1/40 (AGM)	5,850,000	6,340,113
Palm Beach County School Board COP, Series 2011 A, VRDN, 5.00%, 8/1/16	7,000,000	8,116,780
Putnam County Development Authority Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18 (Ambac)	1,500,000	1,697,235
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	3,250,000	3,562,130
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	4,700,000	5,548,867
Sumter County School Board COP, 5.50%, 7/1/12, Prerefunded at 100% of Par (NATL)(1)	1,000,000	1,004,610
Sunrise Florida Utilities System Rev., 5.20%, 10/1/20, Prerefunded at 100% of Par (Ambac)(1)	430,000	542,350
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)	570,000	652,781
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/16	3,600,000	4,251,960
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/17	3,000,000	3,620,280
Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18 (Ambac)	305,000	340,075
Tampa Water & Sewer Rev., 6.00%, 10/1/17 (AGM)	1,000,000	1,253,240
		180,223,108
GEORGIA — 2.1%
Appling County Development Authority Pollution Control Rev., (Georgia Power Co.-Plant Hatch), VRDN, 0.26%, 6/1/12	1,800,000	1,800,000
Athens-Clarke County Unified Government Water & Sewer Rev., 5.625%, 1/1/28	1,200,000	1,405,248
Atlanta Rev., Series 2009 A, 6.00%, 11/1/27	5,000,000	5,999,850
Atlanta Rev., Series 2009 A, 6.00%, 11/1/28	3,000,000	3,582,270
De Kalb County Hospital Antic Authority Rev., (De Kalb Medical Center, Inc.), 6.125%, 9/1/40	2,450,000	2,715,409
Georgia GO, Series 2009 G, 5.00%, 11/1/16	2,000,000	2,382,500
Georgia GO, Series 2009 I, 5.00%, 7/1/16	10,000,000	11,787,700
Georgia Municipal Electric Authority Rev., Series 2008 A, (Project 1), 5.25%, 1/1/17	5,000,000	5,874,750
Georgia Municipal Electric Authority Rev., Series 2008 D, (Project 1), 5.50%, 1/1/26	4,800,000	5,461,152
Georgia Road & Tollway Authority Rev., Series 2008 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/16	6,350,000	7,417,498
Georgia Road & Tollway Authority Rev., Series 2009 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/21	4,000,000	4,807,440
Georgia Road & Tollway Authority Rev., Series 2011 A, 5.00%, 3/1/21	5,300,000	6,744,409
Marietta Development Authority Rev., (Life University, Inc.), 6.25%, 6/15/20	860,000	888,724
Private Colleges & Universities Authority Rev., Series 2009 B, (Emory University), 5.00%, 9/1/35	1,000,000	1,117,310

Principal Amount	Value
Private Colleges & Universities Authority Rev., Series 2011 A, 5.00%, 9/1/16	$10,000,000	$11,811,700
		73,795,960
GUAM — 0.8%
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.875%, 12/1/40	1,500,000	1,621,320
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	5,000,000	5,427,600
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	13,320,000	14,781,737
Guam Government, Business Privilege Tax GO, Rev., Series 2011 A, 5.00%, 1/1/27	3,185,000	3,572,423
Guam Government, Business Privilege Tax GO, Rev., Series 2011 A, 5.25%, 1/1/36	2,000,000	2,225,100
		27,628,180
HAWAII — 0.7%
Hawaii GO, Series 2007 DJ 5.00%, 4/1/26 (Ambac)	5,000,000	5,726,150
Hawaii GO, Series 2010 DY, 5.00%, 2/1/15	1,000,000	1,119,980
Hawaii GO, Series EA, 5.00%, 12/1/23	10,000,000	12,275,100
Hawaii Pacific Health Rev., Series 2010 A, 5.50%, 7/1/40	2,500,000	2,677,350
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	800,000	878,752
Honolulu City and County GO, Series 2009 A, 5.00%, 4/1/21	3,000,000	3,636,060
		26,313,392
IDAHO — 0.1%
Idaho Health Facilities Authority Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	272,612
Idaho Housing & Finance Association Rev., Series 2011 A, 5.00%, 7/15/29	3,000,000	3,445,950
		3,718,562
ILLINOIS — 4.0%
Bedford Park GO, Series 2004 A, 5.25%, 12/15/20 (AGM)	2,000,000	2,219,920
Bourbonnais Industrial Project Rev., (Olivet Nazarene University), 5.00%, 11/1/20	1,235,000	1,357,673
Chicago Board of Education GO, Series 2008 C, 5.25%, 12/1/23	5,000,000	5,771,550
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14	1,050,000	1,161,731
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15	1,250,000	1,425,125
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16	1,300,000	1,519,323
Chicago Metropolitan Water Reclamation District GO, Series 2007 C, 5.25%, 12/1/32	4,500,000	5,787,945
Chicago O’Hare International Airport Rev., Series 2005 B, 5.25%, 1/1/18 (NATL)	5,000,000	5,919,650
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/13 (AGM)	2,200,000	2,254,494
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/14 (AGM)	4,000,000	4,253,640
Chicago O’Hare International Airport Rev., Series 2008 C, 4.00%, 1/1/17 (AGM)	600,000	662,130
Chicago O’Hare International Airport Rev., Series 2011 A, (Third Lien), 5.75%, 1/1/39	2,000,000	2,323,840
Chicago O’Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/16	1,000,000	1,140,250
Chicago O’Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/22	1,000,000	1,167,220
Chicago Waterworks Rev., 5.00%, 11/1/42	2,300,000	2,574,390
Chicago Waterworks Rev., Series 2006 A, (Second Lien), 5.00%, 11/1/13 (Ambac)	1,015,000	1,080,488
Cicero GO, Series 2005 A, 5.25%, 1/1/20 (XLCA)	1,250,000	1,291,663
Cicero GO, Series 2005 A, 5.25%, 1/1/21 (XLCA)	1,000,000	1,028,870

Principal Amount	Value
Cook County GO, Series 2010 A, 5.25%, 11/15/22	$5,000,000	$5,903,350
Illinois Dedicated Tax Rev., (Civic Center), 6.25%, 12/15/20 (Ambac)	2,000,000	2,294,700
Illinois Finance Authority Rev., (Central DuPage Health), 5.00%, 11/1/27	3,595,000	3,992,823
Illinois Finance Authority Rev., (Little Co. Mary Hospital Health), 5.375%, 8/15/40	1,000,000	1,062,580
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28	5,000,000	5,876,550
Illinois Finance Authority Rev., Series 2009 C, (Rush University Medical Center), 6.375%, 11/1/29	5,000,000	6,127,000
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/13	1,665,000	1,711,270
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/14	1,000,000	1,054,340
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.25%, 5/1/16	1,000,000	1,099,820
Illinois Finance Authority Rev., Series 2011 A, (Carle Foundation), 6.00%, 8/15/41	2,000,000	2,227,900
Illinois GO, 5.50%, 8/1/15 (NATL)	1,795,000	2,004,907
Illinois GO, 5.00%, 1/1/17 (AGM)	9,800,000	10,960,418
Illinois GO, 5.00%, 1/1/20	1,000,000	1,129,300
Illinois GO, 5.00%, 8/1/23	5,000,000	5,627,950
Illinois GO, 5.00%, 8/1/24	2,000,000	2,213,900
Illinois GO, 5.00%, 3/1/37	900,000	958,176
Illinois Sales Tax Rev., 5.00%, 6/15/17	3,000,000	3,568,890
Illinois Toll Highway Authority Rev., Series 2010 A1, 5.00%, 1/1/25	5,000,000	5,675,450
Kane County Community Unit School District No. 304 GO, 6.20%, 1/1/15, Prerefunded at 100% of Par (AGM)(1)	930,000	1,068,356
Metropolitan Pier & Exposition Authority Rev., Series 2002 A, (McCormick Place Expansion), 0.00%, 12/15/31 (NATL)(3)	16,870,000	6,812,612
Metropolitan Pier & Exposition Authority Rev., Series 2010 B2, (McCormick Place Expansion), 5.00%, 6/15/50	2,750,000	2,901,607
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	6,000,000	6,820,560
Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/21	10,000,000	11,628,600
Regional Transportation Authority Rev., Series 1990 A, 7.20%, 11/1/20 (Ambac)	875,000	1,062,845
Southwestern Illinois Development Authority Rev., (Triad School District No. 2), 5.00%, 10/1/18 (NATL)	1,000,000	1,110,500
University of Illinois COP, Series 2006 A, (Academic Facilities), 5.00%, 3/15/16 (Ambac)	3,270,000	3,622,244
		141,456,550
INDIANA — 1.2%
Hamilton Southeastern Consolidated School Building Corp. Rev., (Hamilton County), 4.25%, 7/15/20 (AGM)	1,000,000	1,087,040
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17 (AGM)	1,520,000	1,764,735
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18 (AGM)	1,600,000	1,836,864
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19 (AGM)	1,680,000	1,911,723
Indiana Finance Authority Lease Rev., Series 2008 A1, 5.00%, 11/1/16	5,000,000	5,824,950
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/23	2,645,000	3,226,133
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/24	3,025,000	3,644,248

Principal Amount	Value
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	$1,650,000	$1,972,014
Indiana Health Facility Financing Authority Rev., Series 2011 A1, (Ascension Health Credit Group), VRDN, 1.50%, 8/1/14	3,500,000	3,569,230
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.25%, 1/1/24	2,545,000	2,921,558
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.375%, 1/1/25	1,600,000	1,831,088
Indiana Transportation Finance Authority Rev., Series 1990 A, 7.25%, 6/1/15	495,000	538,085
Indiana University Rev., Series 2011 U, 5.00%, 8/1/16	1,000,000	1,178,210
Indiana University Rev., Series 2011 U, 5.00%, 8/1/17	2,000,000	2,411,680
Indiana University Rev., Series 2011 U, 5.00%, 8/1/19	4,200,000	5,236,938
Indianapolis Local Public Improvement Bond Bank Rev., Series 2002 A, (Water Works), 5.00%, 7/1/12 (NATL)	1,435,000	1,440,424
		40,394,920
IOWA — 0.2%
Iowa Rev., Series 2009 A, (I-Jobs Program), 5.00%, 6/1/22	2,500,000	3,013,725
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/13	1,485,000	1,514,655
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/14	1,950,000	2,015,754
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/16	1,690,000	1,771,712
		8,315,846
KANSAS — 0.1%
Kansas State Department of Transportation Rev., Series 2009 A, 5.00%, 9/1/16	4,500,000	5,316,075
KENTUCKY — 0.7%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	4,000,000	4,951,200
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.375%, 8/15/24	3,000,000	3,430,680
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.625%, 8/15/27	1,250,000	1,421,200
Kentucky State Property & Buildings Commission Rev., (Project No. 82), 5.25%, 10/1/16 (AGM)	4,600,000	5,434,486
Kentucky State Property & Buildings Commission Rev., Series 2011 A, (Project No. 100), 5.00%, 8/1/18	7,000,000	8,417,220
		23,654,786
LOUISIANA — 0.3%
Louisiana GO, Series 2010 A, 5.00%, 11/15/18	3,225,000	3,976,167
Louisiana Public Facilities Authority Rev., Series 2006 A, (Black & Gold Facilities), 4.00%, 7/1/13 (CIFG)	1,105,000	1,104,735
Louisiana Public Facilities Authority Rev., Series 2006 A, (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)	1,205,000	1,222,460
Louisiana Public Facilities Authority Rev., Series 2007 A, (Black & Gold Facilities), 5.00%, 7/1/22 (AGC)	1,465,000	1,594,579
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/17 (AGM)	1,000,000	1,186,140
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/19 (AGM)	1,000,000	1,218,550
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/20 (AGM)	1,250,000	1,525,088
		11,827,719

Principal Amount	Value
MAINE — 0.1%
Portland Airport Rev., 5.00%, 1/1/40 (AGM)	$1,795,000	$1,963,533
MARYLAND — 1.3%
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,078,680
Maryland GO, Series 2005 A, (Capital Improvement & Local Facilities), 5.25%, 2/15/15	10,000,000	11,300,900
Maryland GO, Series 2009 A, (State & Local Facilities Loan), 5.00%, 11/1/13	5,000,000	5,339,950
Maryland GO, Series 2011 B, 5.00%, 8/1/19	5,000,000	6,313,850
Maryland Health & Higher Educational Facilities Authority Rev., (Lifebridge Health Issue), 5.00%, 7/1/12	270,000	271,002
Maryland Health & Higher Educational Facilities Authority Rev., (Lifebridge Health Issue), 5.00%, 7/1/13	1,565,000	1,630,620
Maryland Health & Higher Educational Facilities Authority Rev., Series 2008 A, (Johns Hopkins University), 5.25%, 7/1/38	1,645,000	1,905,223
Montgomery County Department of Finance GO, Series 2011 A, 5.00%, 7/1/15	15,000,000	17,085,000
		44,925,225
MASSACHUSETTS — 4.3%
Massachusetts Bay Transportation Authority Rev., Series 2008 A, 5.25%, 7/1/34	3,300,000	3,830,343
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	1,750,000	1,861,773
Massachusetts Development Finance Agency Rev., Series 2007 C, (Wheelock College), 5.00%, 10/1/17	1,710,000	1,896,903
Massachusetts Development Finance Agency Rev., Series 2009 V2, (Boston University), 2.875%, 10/1/14	5,000,000	5,255,650
Massachusetts GO, Series 2001 D, (Consolidated Loan), 6.00%, 11/1/13 (NATL)	15,000,000	16,221,450
Massachusetts GO, Series 2002 C, (Consolidated Loan of 2002), 5.50%, 11/1/12 (AGM)	10,000,000	10,223,400
Massachusetts GO, Series 2006 D, (Consolidated Loan of 2002), 5.00%, 8/1/14	2,500,000	2,750,875
Massachusetts GO, Series 2010 A, VRN, 0.56%, 6/7/12	5,000,000	5,005,150
Massachusetts GO, Series 2011 A, 5.00%, 4/1/28	10,000,000	11,852,600
Massachusetts GO, Series 2011 B, (Consolidated Loan), 5.00%, 8/1/22	9,635,000	11,816,460
Massachusetts GO, Series 2012 A, VRN, 0.43%, 6/7/12	9,800,000	9,799,118
Massachusetts Health & Educational Facilities Authority Rev., Series 1992 F, (Massachusetts General Hospital), 6.25%, 7/1/12 (Ambac)(1)	175,000	175,889
Massachusetts Health & Educational Facilities Authority Rev., Series 2008 A, (Massachusetts Institute of Technology), 5.00%, 7/1/14	5,000,000	5,487,150
Massachusetts Health & Educational Facilities Authority Rev., Series 2008 T3 (Northeastern University), VRDN, 2.70%, 2/20/14	8,500,000	8,781,265
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(4)	6,800,000	8,186,656
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 O, (Massachusetts Institute of Technology), 5.75%, 7/1/26	10,000,000	12,353,900
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 C, (Massachusetts Eye and Ear Infirmary), 5.375%, 7/1/35	2,000,000	2,113,940

Principal Amount	Value
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/20	$1,500,000	$1,666,095
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/21	1,050,000	1,145,351
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 H, (Winchester Hospital), 5.25%, 7/1/38	2,050,000	2,146,780
Massachusetts Municipal Wholesale Electric Co. Rev., Series 2012 A, 5.00%, 7/1/15	3,000,000	3,363,420
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/23	1,000,000	1,161,580
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/24	6,000,000	6,885,060
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/23	1,000,000	1,232,950
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/24	1,815,000	2,218,220
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/25	4,215,000	5,111,025
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/26	1,000,000	1,204,460
Massachusetts Water Resources Authority Rev., Series 2011 C, 5.00%, 8/1/24	6,090,000	7,442,954
		151,190,417
MICHIGAN — 1.7%
Detroit City School District GO, Series 2012 A, (Building & Site), 4.00%, 5/1/14 (Q-SBLF)	2,500,000	2,636,875
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/18 (Q-SBLF)	3,500,000	4,067,175
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/28 (Q-SBLF)	6,500,000	7,290,530
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	4,750,000	5,260,625
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/15	1,650,000	1,799,605
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/17	1,300,000	1,443,065
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	850,000	854,590
Kalamazoo Public Schools GO, (Building & Site), 4.00%, 5/1/13 (AGM)	1,265,000	1,306,176
Kalamazoo Public Schools GO, (Building & Site), 5.25%, 5/1/16 (AGM)	1,545,000	1,808,855
Lansing Board of Water & Light Utility System Rev., Series 2011 A, 5.00%, 7/1/27	5,000,000	5,774,750
Michigan Finance Authority Rev., (Detriot School District), 5.50%, 6/1/21	6,000,000	6,899,640
Michigan Higher Education Facilities Authority Rev., (Limited Obligation-Hillsdale College), 5.00%, 3/1/26	2,345,000	2,402,593
Michigan State Building Authority Rev., Series 2009 I, (Facilities Program), 5.25%, 10/15/20	4,000,000	4,803,960
Pontiac City School District GO, 5.00%, 5/1/15 (XLCA)	1,010,000	1,043,552
Pontiac City School District GO, 5.00%, 5/1/16 (XLCA)	1,425,000	1,469,104
Pontiac City School District GO, 5.00%, 5/1/17 (XLCA)	1,370,000	1,389,728
Wayne Charter County Airport Rev., Series 2002 C, 5.375%, 12/1/13 (NATL/FGIC)	2,215,000	2,262,822
Wayne County Airport Rev., Series 2002 C, 5.375%, 12/1/12, Prerefunded at 100% of Par (NATL/FGIC)(1)	2,110,000	2,161,611

Principal Amount	Value
Wayne County Airport Rev., Series 2002 C, 5.375%, 12/1/14 (NATL/FGIC)	$225,000	$229,741
Wayne County Airport Authority Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/18 (NATL/FGIC)	3,000,000	3,398,820
Wayne County Airport Authority Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/19 (NATL/FGIC)	2,000,000	2,247,020
		60,550,837
MINNESOTA — 1.5%
Minnesota GO, 5.00%, 11/1/16	6,455,000	7,680,224
Minnesota GO, Series 2008 A, 5.00%, 6/1/13(1)	10,000,000	10,478,500
Minnesota GO, Series 2010 D, 5.00%, 8/1/19	5,000,000	6,294,300
Minnesota Higher Education Facilities Authority Rev., Series 2005-6G, (St. John University), 5.00%, 10/1/12	1,500,000	1,522,830
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/17	2,740,000	3,218,651
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/20	2,680,000	3,169,636
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/22	1,250,000	1,444,562
Rochester Health Care Facilities Rev., Series 2011 C, (Mayo Clinic), VRDN, 4.50%, 11/15/21	6,000,000	7,217,100
Tobacco Securitization Authority Rev., Series 2011 B, (Tobacco Settlement), 5.00%, 3/1/21	3,110,000	3,617,645
Tobacco Securitization Authority Rev., Series 2011 B, (Tobacco Settlement), 5.25%, 3/1/31	7,000,000	7,811,090
		52,454,538
MISSISSIPPI — 0.6%
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15 (Ambac)	1,565,000	1,738,903
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16 (Ambac)	1,645,000	1,865,874
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Municipal Energy Agency Power Supply), 5.00%, 3/1/17 (XLCA)	1,000,000	1,093,050
Mississippi Development Bank Special Obligation Rev., Series 2007 A, (Mississippi Development Bank), 5.00%, 7/1/19 (Ambac)	4,620,000	5,406,278
Mississippi Development Bank Special Obligation Rev., Series 2010 D, (Department of Corrections), 5.25%, 8/1/27	5,000,000	5,725,500
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/17 (AGM)	1,195,000	1,371,143
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/18 (AGM)	1,940,000	2,205,372
		19,406,120
MISSOURI — 0.5%
Jackson County Public Building Corp. Rev., Series 2006 A, (Capital Improvements), 5.00%, 12/1/15 (NATL)	1,425,000	1,587,422
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (The Washington University), 5.375%, 3/15/39	2,000,000	2,314,440
Missouri Highway & Transportation Commission Rev., Series 2006 A, (First Lien), 5.00%, 5/1/13	3,030,000	3,164,229
Missouri Highway & Transportation Commission Rev., Series 2010 A, 5.00%, 5/1/18	2,700,000	3,300,183
Missouri Joint Municipal Electric Utility Commission Rev., (Plum Point), 5.00%, 1/1/16 (NATL)	3,145,000	3,464,469

Principal Amount	Value
Platte County Industrial Development Authority Rev., (Zona Rosa Retail), 5.00%, 12/1/32	$1,000,000	$1,074,720
St. Louis Municipal Finance Corp. Rev., Series 2006 A, (Carnahan Courthouse), 4.00%, 2/15/17 (Ambac)	1,000,000	1,092,040
		15,997,503
NEBRASKA — 0.6%
Central Plains Energy Project Rev., 5.00%, 9/1/22	2,500,000	2,750,800
Central Plains Energy Project Rev., 5.00%, 9/1/32	7,000,000	7,271,670
Central Plains Energy Project Rev., 5.00%, 9/1/42	2,040,000	2,087,267
Nebraska Public Power District Rev., Series 2007 B, 5.00%, 1/1/13 (AGM)	2,000,000	2,054,680
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/20	2,500,000	2,922,375
Nebraska Public Power District Rev., Series 2012 A, 5.00%, 1/1/25	750,000	893,040
Omaha Public Power District Electric System Rev., Series 2007 A, 5.00%, 2/1/21	3,000,000	3,478,380
		21,458,212
NEVADA — 0.3%
Clark County Economic Development Rev., (University of Southern Nevada), 5.00%, 4/1/22 (Radian)	1,000,000	1,011,910
Clark County School District GO, Series 2007 C, (Limited Tax Building), 5.00%, 6/15/17	5,060,000	5,986,790
Reno Sales & Room Tax Rev., (ReTrac-Reno Transportation Rail Access Corridor) (Senior Lien) 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)	1,865,000	1,865,000
Reno Sales & Room Tax Rev., (ReTrac-Reno Transportation Rail Access Corridor) (Senior Lien), 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)	1,550,000	1,550,000
		10,413,700
NEW HAMPSHIRE — 0.1%
New Hampshire Health & Education Facilities Authority Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/13	1,030,000	1,060,848
New Hampshire Health & Education Facilities Authority Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18	1,160,000	1,237,488
		2,298,336
NEW JERSEY — 4.6%
New Jersey Economic Development Authority Rev., 5.00%, 6/15/14	4,100,000	4,418,816
New Jersey Economic Development Authority Rev., Series 2008 Y, (School Facility Construction), 5.00%, 9/1/33	110,000	119,346
New Jersey Economic Development Authority Rev., Series 2010 DD1, (School Facility Construction), 5.00%, 12/15/18	5,000,000	6,017,000
New Jersey Economic Development Authority Rev., Series 2011 GG, (School Facility Construction), 5.00%, 9/1/19	5,000,000	6,082,050
New Jersey Economic Development Authority Rev., Series 2011 GG, (School Facility Construction), 5.00%, 9/1/21	10,000,000	12,082,800
New Jersey GO, 5.00%, 8/1/14	5,000,000	5,493,700
New Jersey GO, 5.00%, 6/1/17	4,500,000	5,355,135
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15	7,000,000	7,980,420
New Jersey Health Care Facilities Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	1,050,000	1,094,677
New Jersey Health Care Facilities Financing Authority Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	1,725,000	1,877,404
New Jersey Institute of Technology Rev., Series 2012 A, 5.00%, 7/1/32	1,250,000	1,439,662

Principal Amount	Value
New Jersey Institute of Technology Rev., Series 2012 A, 5.00%, 7/1/42	$2,030,000	$2,269,398
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18(1)	75,000	92,813
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18	7,225,000	8,555,195
New Jersey State Turnpike Authority Rev., Series 2009 G, 5.00%, 1/1/18	1,700,000	2,021,028
New Jersey Transit Corp. COP, 5.00%, 10/1/12 (AGM)	4,235,000	4,296,831
New Jersey Transit Corp. COP, 5.00%, 10/1/13 (AGM)	5,595,000	5,898,641
New Jersey Transportation Trust Fund Authority Rev., Series 2003 B2, 5.00%, 12/15/16	10,000,000	11,702,700
New Jersey Transportation Trust Fund Authority Rev., Series 2004 B, 5.25%, 12/15/12 (NATL/FGIC)	7,400,000	7,603,056
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL)	9,600,000	12,059,424
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.25%, 12/15/23 (Ambac)	2,210,000	2,740,466
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	15,000,000	18,480,750
New Jersey Transportation Trust Fund Authority Rev., Series 2010 A, 0.00%, 12/15/31(3)	11,420,000	4,611,739
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.00%, 12/15/17	4,750,000	5,644,330
New Jersey Transportation Trust Fund Authority Rev., Series 2011 A, 5.25%, 6/15/30	5,000,000	5,805,350
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/22	4,975,000	6,066,714
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/23	3,000,000	3,623,010
New Jersey Transportation Trust Fund Authority Rev., Series A, 5.25%, 12/15/21 (NATL)	6,850,000	8,433,925
		161,866,380
NEW MEXICO — 0.2%
New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/17	1,000,000	1,201,920
New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/18	3,000,000	3,672,330
New Mexico Finance Authority State Transportation Rev., 4.00%, 6/15/19	2,000,000	2,354,140
		7,228,390
NEW YORK — 12.4%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	3,700,000	4,156,802
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/24	1,465,000	1,678,861
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/26	1,130,000	1,277,781
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/27	1,320,000	1,479,984
Hudson Yards Infrastructure Corp. Rev., Series 2006 A, 5.00%, 2/15/47	5,000,000	5,239,550
Long Island Power Authority Electric System Rev., Series 2006 F, 5.00%, 5/1/17 (NATL)	4,640,000	5,415,298
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 0.86%, 6/7/12	5,000,000	5,004,550
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 5.00%, 11/15/13	4,000,000	4,245,920
Metropolitan Transportation Authority Rev., Series 2008 C, 6.25%, 11/15/23	5,000,000	6,374,750

Principal Amount	Value
Metropolitan Transportation Authority Rev., Series 2010 G, 5.00%, 11/15/19	$1,750,000	$2,114,770
Metropolitan Transportation Authority Rev., Series 2011 A, 5.00%, 11/15/41	2,100,000	2,309,958
Metropolitan Transportation Authority Rev., Series 2012 A1, VRDN, 0.32%, 6/7/12	28,800,000	28,799,424
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/21	1,800,000	2,160,648
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/23	1,500,000	1,772,040
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2008 C, 5.00%, 6/15/17	1,350,000	1,619,190
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 EE, 5.00%, 6/15/39	7,700,000	8,472,926
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	5,000,000	5,501,900
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2011 HH, (Second Generation Resolution), 5.00%, 6/15/26	3,600,000	4,282,380
New York City Transitional Finance Authority Rev., Series 2004 D2, (Future Tax Secured Bonds), 5.00%, 11/1/12	8,500,000	8,671,785
New York City Transitional Finance Authority Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 11/1/19	8,000,000	9,360,720
New York City Transitional Finance Authority Rev., Series 2009 S4, 5.50%, 1/15/39	1,700,000	1,945,242
New York City Transitional Finance Authority Rev., Series 2011 1A, 5.00%, 7/15/25	4,850,000	5,754,234
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/16	3,790,000	4,478,681
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/17	6,080,000	7,360,934
New York City Transitional Finance Authority Rev., Series 2011 A-1, (Future Tax Secured Bonds) 5.00%, 11/1/21	4,000,000	5,058,600
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	4,000,000	4,478,920
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds) 5.00%, 11/1/24	4,000,000	4,884,280
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds) 5.00%, 11/1/25	6,000,000	7,258,800
New York GO, Series 1993 E-3, 5.00%, 8/1/23	5,000,000	6,029,100
New York GO, Series 2003 I, 5.75%, 3/1/13, Prerefunded at 100% of Par(1)	5,000,000	5,208,150
New York GO, Series 2004 D, 5.00%, 11/1/17 (AGM)	5,195,000	5,726,033
New York GO, Series 2006 J1, 5.00%, 6/1/18	4,000,000	4,581,600
New York GO, Series 2008 J1, 5.00%, 8/1/13	5,855,000	6,177,084
New York GO, Series 2009 A, 5.00%, 2/15/39	1,700,000	1,891,403
New York GO, Series 2009 E, 5.00%, 8/1/16	2,600,000	3,023,930
New York GO, Series 2009 H1, 5.00%, 3/1/17	3,000,000	3,539,970
New York GO, Series 2009 H1, 5.00%, 3/1/22	7,000,000	8,219,120
New York GO, Series 2009 J1, 5.00%, 5/15/22	6,570,000	7,739,263
New York GO, Series 2010 A, 5.00%, 8/1/17	2,190,000	2,613,305
New York GO, Series 2010 E, 5.00%, 8/1/19	4,555,000	5,582,654

Principal Amount	Value
New York GO, Series 2011 A1, 5.00%, 8/1/18	$5,000,000	$6,070,350
New York GO, Series 2011 B, 5.00%, 8/1/15	1,000,000	1,132,000
New York GO, Series 2011 B, 5.00%, 8/1/16	3,705,000	4,309,100
New York GO, Series 2011 D-1, 5.00%, 10/1/19	5,000,000	6,145,750
New York GO, Series 2012 F, 5.00%, 8/1/16	7,720,000	8,978,746
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	7,410,000	8,351,663
New York Local Government Assistance Corp. Rev., Series 2003 A5/6, 5.00%, 4/1/18	10,000,000	12,212,100
New York Power Authority (The) Rev., Series 2011 A, 5.00%, 11/15/22	1,000,000	1,284,050
New York State Dormitory Authority Rev., (Brooklyn Law School), 5.75%, 7/1/33	1,000,000	1,141,730
New York State Dormitory Authority Rev., (Columbia University), 4.00%, 7/1/13(1)	3,500,000	3,645,600
New York State Dormitory Authority Rev., Series 1990 A, (UNIC Educational Facilities), 7.50%, 5/15/13 (NATL-IBC)	1,440,000	1,535,832
New York State Dormitory Authority Rev., Series 2008 B, 5.75%, 3/15/36	10,000,000	11,910,700
New York State Dormitory Authority Rev., Series 2009 A, 5.25%, 2/15/25	8,825,000	10,695,723
New York State Dormitory Authority Rev., Series 2009 A, 5.00%, 2/15/39	4,000,000	4,486,360
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	1,200,000	1,348,224
New York State Dormitory Authority Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14	1,100,000	1,188,110
New York State Dormitory Authority Rev., Series 2012 A, (Columbia University), 5.00%, 10/1/22	2,800,000	3,629,108
New York State Dormitory Authority State Personal Income Tax Rev., Series 2011 C, (General Purpose), 5.00%, 3/15/24	6,530,000	7,905,283
New York State Thruway Authority Rev., Series 2009 A1, 5.00%, 4/1/23	3,000,000	3,550,620
New York State Thruway Authority Rev., Series 2012 A, (Local Highway & Bridge), 4.00%, 4/1/14	30,000,000	31,942,200
New York State Thruway Authority Second General Highway & Bridge Trust Fund Rev., Series 2011 A1 5.00%, 4/1/25	5,865,000	7,042,633
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	3,000,000	3,458,100
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/17	7,000,000	8,488,200
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)	3,150,000	3,503,336
Niagara Falls Bridge Commission Toll Rev., Series 1993 B, 5.25%, 10/1/15 (NATL/FGIC)	555,000	580,724
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 5.00%, 12/1/20	850,000	927,367
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	2,600,000	2,893,150
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/17	1,000,000	1,081,870
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/18	1,000,000	1,073,540

Principal Amount	Value
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/20	$1,250,000	$1,329,100
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.00%, 3/1/26	1,175,000	1,212,318
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	10,000,000	11,820,100
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	8,025,000	9,653,834
Triborough Bridge & Tunnel Authority Rev., Series 2008 B3, VRDN, 5.00%, 11/15/15	5,000,000	5,644,500
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	10,000,000	11,251,300
Triborough Bridge & Tunnel Authority Rev., Series 2010 A1, VRDN, 4.00%, 11/15/12	8,000,000	8,134,240
Triborough Bridge & Tunnel Authority Rev., Series 2011 A, 5.00%, 1/1/22	5,000,000	6,309,600
Westchester County GO, Series 2011 A, 4.00%, 10/15/15	5,650,000	6,305,174
		433,662,875
NORTH CAROLINA — 1.6%
Charlotte GO, 5.00%, 8/1/19	2,000,000	2,454,820
Charlotte Water & Sewer System Rev., 5.00%, 7/1/17	1,000,000	1,209,080
Charlotte-Mecklenburg Hospital Authority Rev., Series 2012 A, 5.00%, 1/15/43	2,750,000	3,007,978
Greensboro Rev., (Combined Enterprise System), 5.25%, 6/1/20	2,060,000	2,621,268
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/17	2,790,000	3,244,463
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18	2,955,000	3,500,818
North Carolina Eastern Municipal Power Agency Rev., Series 2009 B, 5.00%, 1/1/26	5,600,000	6,280,456
North Carolina Eastern Municipal Power Agency Rev., Series 2010 A, 5.00%, 1/1/15	3,000,000	3,317,850
North Carolina Grant Anticipation Rev., 5.00%, 3/1/18	11,660,000	14,135,418
North Carolina Grant Anticipation Rev., VRDN, 4.00%, 3/1/18	5,670,000	6,426,208
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)	640,000	659,859
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13	1,360,000	1,400,895
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/19	2,500,000	2,984,750
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/20	2,000,000	2,352,720
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2009 A, 5.00%, 1/1/30	1,800,000	1,989,216
		55,585,799
NORTH DAKOTA — 0.1%
Grand Forks Rev., (United Hospital Obligation Group Project), VRDN, 0.29%, 6/1/12 (LOC: Lasalle National Bank)	1,900,000	1,900,000
OHIO — 1.9%
American Municipal Power-Ohio, Inc. Rev., Series 2008 A, (Prairie State Energy Campus), 5.00%, 2/15/17	1,000,000	1,156,940
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25 (AGM)	4,000,000	4,493,480
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25	2,500,000	2,780,400

Principal Amount	Value
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26 (AGM)	$3,560,000	$3,959,290
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26	2,530,000	2,785,758
Cleveland COP, Series 2010 A, (Cleveland Stadium), 5.00%, 11/15/19	2,450,000	2,833,204
Franklin County Hospital Rev., Series 2011 A, (Ohio Health Corp.), 5.00%, 11/15/41	2,800,000	3,022,040
Mad River Local School District GO, (Classroom Facilities), 5.75%, 12/1/12, Prerefunded at 100% of Par (FGIC)(1)	1,150,000	1,182,074
Miami University/Oxford Rev., 5.00%, 9/1/24	1,000,000	1,208,770
Miami University/Oxford Rev., 5.00%, 9/1/25	4,440,000	5,303,669
Miami University/Oxford Rev., 5.00%, 9/1/26	2,350,000	2,786,536
Ohio GO, Series 2005 A, (Infrastructure Improvement), 5.00%, 9/1/12	1,365,000	1,381,489
Ohio GO, Series 2011 A, (Infrastructure Improvement), 5.00%, 9/15/16	6,000,000	7,078,680
Ohio Higher Educational Facility Commission Rev., (Oberlin College), 5.00%, 10/1/19	5,000,000	6,199,100
Ohio Higher Educational Facility Commission Rev., Series 1990 B, (Case Western Reserve University), 6.50%, 10/1/20	750,000	926,715
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/27	2,000,000	2,375,820
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16	4,000,000	4,736,440
Ohio State Water Development Authority Rev., (Drinking Water Assistance Fund), 5.00%, 6/1/18, Prerefunded at 100% of Par(1)	2,000,000	2,460,040
Ohio State Water Development Authority Rev., (Water Pollution Control Loan Fund), 5.00%, 12/1/13	5,895,000	6,317,966
Summit County GO, 5.75%, 12/1/12, Prerefunded at 101% of Par (FGIC)(1)	1,505,000	1,562,009
Tri Valley Local School District GO, 5.75%, 6/1/12, Prerefunded at 100% of Par (FGIC)(1)	1,550,000	1,550,000
		66,100,420
OKLAHOMA — 0.3%
Oklahoma Development Finance Authority Health System Rev., Series 2008 C, 5.50%, 8/15/22 (Obligated Group Consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS Rural Heath, Inc.)	3,000,000	3,509,370
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/13	1,610,000	1,624,039
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/14	1,730,000	1,744,030
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/15	1,710,000	1,723,407
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/16	2,130,000	2,146,188
		10,747,034
OREGON — 0.3%
Oregon GO, Series 2011 J, 5.00%, 5/1/19	1,080,000	1,350,713
Oregon GO, Series 2011 J, 5.00%, 5/1/20	1,870,000	2,360,800
Oregon GO, Series 2011 J, 5.00%, 5/1/21	1,500,000	1,910,625
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	2,900,000	3,322,762
Oregon State Department of Administrative Services COP, Series 2008 A, 5.00%, 5/1/13 (AGM)	2,840,000	2,963,824
		11,908,724

Principal Amount	Value
PENNSYLVANIA — 3.9%
Allegheny County Hospital Development Authority Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/12	$6,210,000	$6,283,402
Allegheny County Hospital Development Authority Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/18	1,500,000	1,809,285
Allegheny County Industrial Development Authority Rev., (Residential Resources, Inc.), 4.75%, 9/1/14	2,250,000	2,337,952
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL)(1)	1,150,000	1,419,917
East Stroudsburg Area School District GO, 7.75%, 9/1/16, Prerefunded at 100% of Par (AGM)(1)	2,580,000	3,355,187
Exeter Township GO, 5.25%, 7/15/15 (Ambac)	1,155,000	1,314,321
Exeter Township GO, 5.30%, 7/15/19 (Ambac)	1,830,000	2,285,432
Geisinger Authority Health System Rev., VRN, 1.08%, 8/1/12	5,000,000	3,631,500
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	5,000,000	5,656,000
Pennsylvania GO, 5.00%, 7/15/12	5,000,000	5,029,750
Pennsylvania GO, 5.375%, 7/1/18 (AGM)	1,070,000	1,334,515
Pennsylvania GO, 5.00%, 7/1/19	15,000,000	18,675,000
Pennsylvania GO, Series 2010 A, 5.00%, 7/15/16	8,310,000	9,800,232
Pennsylvania Higher Educational Facilities Authority Rev., Series 2009 A, (University of Pennsylvania), 5.00%, 9/1/19	1,000,000	1,238,640
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.00%, 12/1/16	5,000,000	5,847,600
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.25%, 6/1/22	10,000,000	11,702,800
Philadelphia Rev., Series 2009 A, (1998 General Ordinance), 5.25%, 8/1/17	1,000,000	1,139,240
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	1,415,000	1,542,491
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/16	10,000,000	11,466,100
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/17 (AGM)	5,000,000	5,862,400
Philadelphia Water & Wastewater Rev., Series 2011 A, 5.00%, 1/1/41	2,900,000	3,153,866
Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16 (AGM)	15,805,000	18,033,505
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/25	3,000,000	3,454,980
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/26	1,000,000	1,143,780
Southeastern Pennsylvania Transportation Authority, (Capital Guarantee Receipts), 5.00%, 6/1/14	250,000	270,365
Southeastern Pennsylvania Transportation Authority, (Capital Guarantee Receipts), 5.00%, 6/1/15	500,000	557,845
Southeastern Pennsylvania Transportation Authority, (Capital Guarantee Receipts), 5.00%, 6/1/16	1,060,000	1,215,470
Westmoreland County Municipal Authority Rev., 5.25%, 8/15/15, Prerefunded at 100% of Par (AGM)(1)	4,500,000	5,184,315
		134,745,890
PUERTO RICO — 4.4%
Government Development Bank for Puerto Rico Rev., Series 2011 C, (Senior Lien), 1.00%, 10/15/12	8,500,000	8,498,300
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/12	4,000,000	4,012,560
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14	12,550,000	13,371,397

Principal Amount	Value
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 6.00%, 7/1/44	$1,750,000	$1,857,205
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	9,530,000	10,569,151
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	3,335,000	3,724,995
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	2,625,000	2,700,600
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/25	5,000,000	5,460,350
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/26	2,100,000	2,275,182
Puerto Rico Electric Power Authority Rev., Series 2011 NN, 5.50%, 7/1/20	7,080,000	8,314,186
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/23	1,975,000	2,132,309
Puerto Rico GO, Series 2006 B, (Public Improvement), 5.25%, 7/1/17	5,000,000	5,495,000
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/17	2,675,000	3,032,006
Puerto Rico GO, Series 2008 A, 5.50%, 7/1/16	3,020,000	3,397,047
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28	3,000,000	3,097,890
Puerto Rico GO, Series 2011 C, (Public Improvement), 5.75%, 7/1/36	2,085,000	2,220,650
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL)	17,750,000	18,186,117
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/14	4,000,000	4,324,320
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/16	2,000,000	2,225,700
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Series 2006 B, 5.00%, 7/1/13	50,000	51,760
Puerto Rico Public Buildings Authority Rev., Series 2007 M, (Government Facilities), VRDN, 5.75%, 7/1/17	5,000,000	5,554,000
Puerto Rico Public Buildings Authority Rev., Series 2004 I, (Government Facilities), 5.50%, 7/1/14, Prerefunded at 100% of Par(1)	5,000,000	5,520,200
Puerto Rico Public Buildings Authority Rev., Series 2007 M, (Government Facilities), 5.50%, 7/1/12	2,000,000	2,007,860
Puerto Rico Public Buildings Authority Rev., Series 2009 P, (Government Facilities), 6.75%, 7/1/36	6,700,000	7,901,109
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	5,000,000	5,832,200
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 5.50%, 8/1/31 (SBBPA: Government Development Bank for Puerto Rico)	3,850,000	4,146,835
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.50%, 8/1/42	5,000,000	5,372,800
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 C, 5.25%, 8/1/41	1,350,000	1,434,119
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 A1, 0.00%, 8/1/41(3)	5,725,000	1,087,979
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/22	8,350,000	10,063,253
		153,867,080
RHODE ISLAND — 0.1%
Rhode Island Depositors Economic Protection Corp. Rev., Series 1993 A, 6.25%, 8/1/16 (NATL)(1)	2,000,000	2,424,060
SOUTH CAROLINA — 0.8%
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/17 (AGC)	1,060,000	1,228,625

Principal Amount	Value
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/18 (AGC)	$2,260,000	$2,596,062
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/19 (AGC)	1,400,000	1,597,764
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/20 (AGC)	3,000,000	3,382,290
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)(1)	625,000	833,419
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (NATL/FGIC)	875,000	1,134,858
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	140,000	168,491
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	485,000	583,702
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)	375,000	443,704
Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/16	5,000,000	5,667,250
Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/17	3,000,000	3,461,190
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	2,700,000	2,967,894
South Carolina Ports Authority Rev., 4.00%, 7/1/15	1,000,000	1,094,370
South Carolina Ports Authority Rev., 5.00%, 7/1/16	2,695,000	3,115,878
Spartanburg County Health Services District Inc. Hospital Rev., 5.50%, 4/15/16 (AGM)	1,095,000	1,098,668
Tobacco Settlement Revenue Management Authority Rev., 5.00%, 6/1/18	515,000	515,000
		29,889,165
TENNESSEE — 2.5%
Chattanooga Health Educational & Housing Facility Board Rev., Series 2005 A, (Campus Development Foundation, Inc. Phase I LLC), 5.00%, 10/1/15	1,650,000	1,721,874
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	11,355,000	11,355,000
Clarksville Public Building Authority Rev., (Adjusted Financing Tennessee Municipal Bond), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	17,500,000	17,500,000
Clarksville Public Building Authority Rev., (Adjusted Financing Tennessee Municipal Bond), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	10,900,000	10,900,000
Memphis Electric System Rev., 5.00%, 12/1/15	2,500,000	2,878,075
Memphis Electric System Rev., 5.00%, 12/1/16	1,000,000	1,185,570
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	16,290,000	16,290,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pools), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	10,600,000	10,600,000
Montgomery County Public Building Authority Rev., VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	12,800,000	12,800,000
Tennessee State School Board Authority Rev., Series 2008 B, (Higher Educational Facilities), 5.125%, 5/1/33	1,000,000	1,121,880
		86,352,399
TEXAS — 5.3%
Allen Independent School District GO, (School Building), 5.25%, 2/15/34	3,325,000	4,129,284
Austin Water & Wastewater System Rev., 5.00%, 11/15/28	5,300,000	6,313,625

Principal Amount	Value
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/15	$500,000	$555,960
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	350,000	401,502
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater), 5.00%, 2/15/19 (Ambac)	1,000,000	1,134,350
Cash Special Utility District Rev., 5.25%, 9/1/24 (NATL)	2,035,000	2,118,700
Central Texas Regional Mobility Authority Rev., (Senior Lien), 6.00%, 1/1/41	2,500,000	2,807,975
Cypress-Fairbanks Independent School District GO, (Schoolhouse), 5.00%, 2/15/16 (PSF-GTD)	1,000,000	1,160,800
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14	680,000	756,942
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/15	2,185,000	2,516,246
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19	2,250,000	2,813,152
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	2,900,000	3,510,827
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	4,400,000	5,284,136
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2009 A, 5.00%, 11/1/24	1,000,000	1,087,180
Donna Independent School District GO, 5.00%, 2/15/15 (PSF-GTD)	2,000,000	2,243,160
Edcouch-Elsa Independent School District GO, 5.00%, 2/15/14 (PSF-GTD)	1,115,000	1,203,542
Fort Worth Water & Sewer Rev., 4.00%, 2/15/14	2,540,000	2,698,090
Fort Worth Water & Sewer Rev., 4.00%, 2/15/15	1,200,000	1,313,328
Fort Worth Water & Sewer Rev., 5.00%, 2/15/17	1,000,000	1,190,810
Gregg County Health Facilities Development Corp. Rev., Series 2006 A, (Good Shepherd Medical Center), 5.00%, 10/1/16	1,000,000	1,063,300
Harris County Rev., Series 2009 C, 5.00%, 8/15/17	5,000,000	5,945,350
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 B, (The Methodist Hospital System), 5.50%, 12/1/18	2,500,000	3,080,375
Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of Par (FGIC)(1)	1,295,000	1,309,232
Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of Par (FGIC)(1)	1,750,000	1,769,232
Houston Airport System Rev., Series 2009 A, (Senior Lien), 5.50%, 7/1/39	4,000,000	4,452,200
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/23	3,310,000	3,982,890
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/24	4,000,000	4,752,840
Houston GO, Series 2009 A, (Public Improvement), 5.00%, 3/1/21	10,000,000	12,038,500
Houston Independent School District GO, 2.50%, 6/1/30 (PSF-GTD)	9,750,000	10,214,295
Houston Utility System Rev., Series 2011 D, (First Lien), 5.00%, 11/15/33	7,325,000	8,461,254
Live Oak GO, 5.25%, 8/1/22 (NATL)	1,630,000	1,714,972
Lone Star College System GO, 5.00%, 8/15/21	1,000,000	1,237,180
Lone Star College System GO, 5.00%, 8/15/22	2,650,000	3,279,534
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	5,000,000	5,228,050
Lower Colorado River Authority Rev., 5.00%, 5/15/15(1)	5,000	5,668

Principal Amount	Value
Lower Colorado River Authority Rev., 5.00%, 5/15/15	$795,000	$893,206
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/22	1,000,000	1,194,300
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/23	3,435,000	4,055,361
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/24	2,000,000	2,325,600
Lubbock Electric Light & Power System Rev., 4.00%, 4/15/14	2,000,000	2,124,420
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/15	1,000,000	1,118,530
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/16	2,000,000	2,306,640
Montgomery County GO, 5.50%, 3/1/14, Prerefunded at 100% of Par (Ambac)(1)	1,740,000	1,894,964
North Texas Tollway Authority Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13, Prerefunded at 100% of Par(1)	9,500,000	9,742,725
Pasadena Independent School District GO, Series 1996 A, 6.05%, 2/15/16 (PSF-GTD)	550,000	657,376
San Antonio Electric & Gas Rev., (Junior Lien), VRDN, 1.15%, 12/3/12 (SBBPA: BNP Paribas)	2,750,000	2,759,130
San Antonio Water System Rev., 3.00%, 5/15/14	1,100,000	1,156,496
San Antonio Water System Rev., 4.00%, 5/15/15	1,000,000	1,102,030
San Antonio Water System Rev., 5.00%, 5/15/17	2,365,000	2,835,186
Southside Independent School District GO, Series 2004 A, 5.25%, 8/15/25 (PSF-GTD)	2,120,000	2,305,564
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Texas Health Resources), 5.00%, 11/15/40	5,000,000	5,417,200
Tarrant County Cultural Education Facilities Finance Corp. Retirement Facility Rev., (Air Force Village Obligated Group), 5.00%, 5/15/16	1,000,000	1,065,330
Texas GO, 5.00%, 10/1/15	3,500,000	4,013,100
Texas GO, 5.00%, 10/1/16	3,355,000	3,972,823
Texas GO, 5.00%, 10/1/17	2,225,000	2,694,186
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/15	1,000,000	1,127,310
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/20	1,500,000	1,829,790
Texas Public Finance Authority Rev., Series 2010 A, (Unemployment Compensation), 5.00%, 7/1/14	5,000,000	5,480,550
Texas Public Finance Authority Charter School Finance Corp. Rev., Series 2006 A, (KIPP, Inc.), 5.25%, 2/15/14 (ACA)	235,000	244,156
Texas State Transportation Commission Rev., Series 2006 A, (First Tier), 4.50%, 4/1/16	5,000,000	5,732,700
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/13	1,000,000	1,040,920
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/16	1,125,000	1,305,349
West Harris County Regional Water Authority Rev., 5.00%, 12/15/35	750,000	824,227
West Oso Independent School District GO, 5.50%, 8/15/13, Prerefunded at 100% of Par (PSF-GTD)(1)	1,265,000	1,345,290
Williamson County GO, Series 2004 A, (Unlimited Tax Road & Refunding Bonds), 5.00%, 2/15/19 (NATL)	1,000,000	1,235,980
		185,574,920
U.S. VIRGIN ISLANDS — 0.4%
Virgin Islands Public Finance Authority Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/17	6,950,000	7,749,042

Principal Amount	Value
Virgin Islands Public Finance Authority Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25	$7,250,000	$7,848,342
		15,597,384
UTAH — 0.3%
Eagle Mountain City Gas & Electric Rev., 5.00%, 6/1/19 (Radian)	2,550,000	2,681,809
Intermountain Power Agency Rev., Series 2008 A, 5.25%, 7/1/20	3,500,000	3,679,165
Salt Lake City Hospital Rev., Series 1988 A, (Intermountain Healthcare), 8.125%, 5/15/15(1)	360,000	402,095
Utah GO, Series 2009 C, 5.00%, 7/1/18	4,000,000	4,952,680
		11,715,749
VERMONT — 0.1%
University of Vermont & State Agricultural College Rev., 5.00%, 10/1/19 (Ambac)	4,290,000	5,077,773
VIRGINIA — 0.8%
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	1,430,000	1,601,257
Norfolk Economic Development Authority Rev., Series 2012 B, (Sentara Healthcare), 5.00%, 11/1/43	3,250,000	3,575,455
Virginia College Building Authority Education Facilities Rev., Series 2012 A, (Christopher Newport University), 5.00%, 9/1/16	10,000,000	11,811,700
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	5,120,000	6,066,483
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/22	4,150,000	5,080,762
		28,135,657
WASHINGTON — 3.4%
Cowlitz County Kelso School District No. 458 GO, 5.75%, 6/1/12, Prerefunded at 100% of Par (AGM/School Bond Guarantee)(1)	1,000,000	1,000,000
Energy Northwest Electric Rev., Series 2002 A, (Columbia Generating), 5.75%, 7/1/18 (NATL)	3,500,000	3,515,225
Energy Northwest Electric Rev., Series 2002 B, (Columbia Generating Station), 6.00%, 7/1/12, Prerefunded at 100% of Par (Ambac)(1)	4,895,000	4,918,888
Energy Northwest Electric Rev., Series 2002 B, (Columbia Generating), 6.00%, 7/1/18 (Ambac)	5,105,000	5,128,279
Energy Northwest Electric Rev., Series 2005 A, (Project 3), 5.00%, 7/1/15 (Ambac)	4,000,000	4,542,800
Energy Northwest Electric Rev., Series 2008 D, (Columbia Generating), 5.00%, 7/1/12	2,375,000	2,384,595
Energy Northwest Electric Rev., Series 2009 A, (Project 3), 5.25%, 7/1/18	3,000,000	3,711,690
Energy Northwest Electric Rev., Series 2010 A, (Project 3), 5.00%, 7/1/18	5,115,000	6,253,650
Energy Northwest Electric Rev., Series 2011 A, (Columbia Generating), 5.00%, 7/1/22	5,000,000	6,209,650
Energy Northwest Wind Rev., 4.75%, 7/1/20 (NATL)	1,750,000	1,844,395
King County Public Hospital District No. 2 GO, (Evergreen Healthcare), 5.00%, 12/1/14 (NATL)	1,000,000	1,095,550
King County School District No. 414 Lake Washington GO, 5.75%, 12/1/12, Prerefunded at 100% of Par(1)	1,555,000	1,598,369
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/16	4,850,000	5,593,214
Kitsap County School District No. 303 Bainbridge Island GO, 5.00%, 12/1/17 (NATL/School Bond Guarantee)	1,000,000	1,158,420
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/22	1,000,000	1,195,780
Seattle Municipal Light & Power Rev., Series 2010 B, 5.00%, 2/1/19	5,000,000	6,153,950

Principal Amount	Value
Snohomish County Edmonds School District No. 15 GO, 5.00%, 12/1/17 (NATL/FGIC/School Bond Guarantee)	$6,690,000	$7,753,576
Washington Federal Highway Grant Anticipation Rev., Series 2012-F, (Senior 520 Corridor Program), 5.00%, 9/1/15(2)	16,585,000	18,890,812
Washington GO, Series 1990 A, 6.75%, 2/1/15	635,000	692,334
Washington GO, Series 2011 A, 5.00%, 7/1/21	3,375,000	4,242,409
Washington GO, Series 2011 A, 5.00%, 7/1/22	5,000,000	6,200,300
Washington GO, Series 2011 A, 5.00%, 8/1/23	10,000,000	12,245,700
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/21	1,650,000	2,071,921
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/22	2,000,000	2,477,820
Washington Health Care Facilities Authority Rev., Series 2006 D, (Providence Health & Services), 5.25%, 10/1/33 (AGM)	4,500,000	4,926,825
Whitman County Pullman School District No. 267 GO, 5.625%, 6/1/12, Prerefunded at 100% of Par (AGM/School Bond Guarantee)(1)	1,500,000	1,500,000
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/18 (NATL/School Bond Guarantee)	1,675,000	1,955,814
		119,261,966
WISCONSIN — 1.0%
Wisconsin GO, Series 2011 B, 5.00%, 5/1/15	5,000,000	5,652,050
Wisconsin GO, Series 2011-1, 5.00%, 5/1/19	5,000,000	6,190,800
Wisconsin GO, Series 2011-1, 5.00%, 5/1/20	3,000,000	3,744,210
Wisconsin GO, Series 2011-1, 5.00%, 5/1/21	2,500,000	3,135,675
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.50%, 11/15/22	4,655,000	5,489,688
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.75%, 11/15/30	5,800,000	6,647,554
Wisconsin Health & Educational Facilities Authority Rev., Series 2010 B, (Aurora Health Care), 5.00%, 7/15/13	2,000,000	2,093,680
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	500,000	609,990
		33,563,647
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $3,273,768,092)		3,495,471,316
OTHER ASSETS AND LIABILITIES†		(572,232)
TOTAL NET ASSETS — 100.0%		$3,494,899,084

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
821	U.S. Treasury 10-Year Notes	September 2012	$109,962,688	$(606,644)

Notes to Schedule of Investments

ACA = American Capital Access
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
Ambac = American Municipal Bond Assurance Corporation
CIFG = CDC IXIS Financial Guaranty North America
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GA = Guaranty Agreement
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
NATL-IBC = National Public Finance Guarantee Corporation — Insured Bond Certificates
PSF-GTD = Permanent School Fund Guaranteed
Q-SBLF = Qualified School Board Loan Fund
Radian = Radian Asset Assurance, Inc.
SBBPA = Standby Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.

† Category is less than 0.05% of total net assets.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)	When-issued security.

(3)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $1,161,783.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2012
Assets
Investment securities, at value (cost of $3,273,768,092)	$3,495,471,316
Cash	69,719
Receivable for investments sold	1,380,000
Receivable for capital shares sold	5,201,314
Interest receivable	42,163,511
3,544,285,860

Liabilities
Payable for investments purchased	41,491,351
Payable for capital shares redeemed	5,505,222
Payable for variation margin on futures contracts	192,422
Accrued management fees	1,135,196
Distribution and service fees payable	29,484
Dividends payable	1,033,101
49,386,776

Net Assets	$3,494,899,084

Net Assets Consist of:
Capital paid in	$3,285,319,323
Accumulated net realized loss	(11,516,819)
Net unrealized appreciation	221,096,580
$3,494,899,084

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,963,542,013	168,766,807	$11.63
Institutional Class	$1,447,044,005	124,352,881	$11.64
A Class	$65,158,180	5,599,347	$11.64*
C Class	$19,154,886	1,647,455	$11.63

*Maximum offering price $12.19 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2012
Investment Income (Loss)
Income:
Interest	$100,263,715

Expenses:
Management fees	11,747,161
Distribution and service fees:
A Class	110,355
C Class	140,198
Trustees’ fees and expenses	160,073
Other expenses	215
12,158,002
Fees waived	(47,321)
12,110,681

Net investment income (loss)	88,153,034

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,186,826
Futures contract transactions	(1,733,657)
12,453,169

Change in net unrealized appreciation (depreciation) on:
Investments	139,138,238
Futures contracts	(570,605)
138,567,633

Net realized and unrealized gain (loss)	151,020,802

Net Increase (Decrease) in Net Assets Resulting from Operations	$239,173,836

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2012 AND MAY 31, 2011
Increase (Decrease) in Net Assets	May 31, 2012	May 31, 2011
Operations
Net investment income (loss)	$88,153,034	$71,876,489
Net realized gain (loss)	12,453,169	(7,689,533)
Change in net unrealized appreciation (depreciation)	138,567,633	(4,727,546)
Net increase (decrease) in net assets resulting from operations	239,173,836	59,459,410

Distributions to Shareholders
From net investment income:
Investor Class	(53,402,739)	(62,106,128)
Institutional Class	(33,320,942)	(8,961,553)
A Class	(1,164,027)	(648,282)
C Class	(265,357)	(160,526)
Decrease in net assets from distributions	(88,153,065)	(71,876,489)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,340,254,893	84,338,596

Net increase (decrease) in net assets	1,491,275,664	71,921,517

Net Assets
Beginning of period	2,003,623,420	1,931,701,903
End of period	$3,494,899,084	$2,003,623,420

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2012

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in investment-grade municipal obligations.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The investment advisor voluntarily agreed to waive 0.013% of its management fee from June 1, 2011 through July 31, 2011, at which time the waiver was terminated. The total amount of the waiver for each class for the year ended May 31, 2012 was $37,520, $8,916, $674 and $211 for the Investor Class, Institutional Class, A Class and C Class, respectively. The effective annual management fee for each class for the year ended May 31, 2012 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the year ended May 31, 2012.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2012 were $3,161,541,863 and $1,786,626,528, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2012		Year ended May 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	40,871,530	$465,461,518	51,217,652	$564,910,660
Issued in reinvestment of distributions	4,084,424	46,446,530	4,946,484	54,522,234
Redeemed	(31,582,968)	(358,854,987)	(54,540,332)	(595,989,499)
	13,372,986	153,053,061	1,623,804	23,443,395
Institutional Class
Sold	134,507,494	1,515,717,799	10,886,822	119,733,765
Issued in reinvestment of distributions	2,607,783	29,793,153	643,930	7,096,407
Redeemed	(34,989,246)	(399,807,764)	(9,233,817)	(100,626,713)
	102,126,031	1,145,703,188	2,296,935	26,203,459
A Class
Sold	4,137,852	47,170,553	3,591,329	39,823,177
Issued in reinvestment of distributions	68,595	782,695	42,137	462,638
Redeemed	(1,404,109)	(15,900,109)	(1,192,709)	(12,976,665)
	2,802,338	32,053,139	2,440,757	27,309,150
C Class
Sold	1,089,035	12,382,410	806,430	8,923,771
Issued in reinvestment of distributions	16,873	192,128	11,574	126,966
Redeemed	(273,540)	(3,129,033)	(153,871)	(1,668,145)
	832,368	9,445,505	664,133	7,382,592
Net increase (decrease)	119,133,723	$1,340,254,893	7,025,629	$84,338,596

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $192,422 in payable for variation margin on futures contracts. For the year ended May 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $(1,733,657) in net realized gain (loss) on futures contract transactions and $(570,605) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2012 and
May 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$88,116,587	$71,845,300
Taxable ordinary income	$36,478	$31,189
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,273,768,092
Gross tax appreciation of investments	$225,782,836
Gross tax depreciation of investments	(4,079,612)
Net tax appreciation (depreciation) of investments	$221,703,224
Net tax appreciation (depreciation) on derivatives	—
Other book-to-tax adjustments	$(1,882,072)
Net tax appreciation (depreciation)	$219,821,152
Undistributed tax-exempt income	—
Accumulated capital losses	$(10,241,391)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(8,558,128) and $(1,683,263) expire in 2018 and 2019, respectively.

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses		Operating Expenses (before expense waiver)		Net Investment Income (Loss)		Net Investment Income (Loss) (before expense waiver)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2012	$11.06	0.33	(2)	0.57	0.90	(0.33)	$11.63	8.28%	0.47%		0.47%		2.91%		2.91%		62%		$1,963,542
2011	$11.09	0.39	(2)	(0.03)	0.36	(0.39)	$11.06	3.31%	0.47%		0.48%		3.53%		3.52%		14%		$1,717,930
2010	$10.70	0.40	(2)	0.39	0.79	(0.40)	$11.09	7.48%	0.48%		0.48%		3.61%		3.61%		14%		$1,705,065
2009	$10.74	0.41		(0.04)	0.37	(0.41)	$10.70	3.58%	0.49%		0.49%		3.89%		3.89%		37%		$1,198,419
2008	$10.68	0.43		0.06	0.49	(0.43)	$10.74	4.66%	0.49%		0.49%		4.00%		4.00%		62%		$1,002,648
Institutional Class
2012	$11.06	0.35	(2)	0.59	0.94	(0.36)	$11.64	8.59%	0.27%		0.27%		3.11%		3.11%		62%		$1,447,044
2011	$11.09	0.41	(2)	(0.03)	0.38	(0.41)	$11.06	3.51%	0.27%		0.28%		3.73%		3.72%		14%		$245,759
2010	$10.70	0.42	(2)	0.39	0.81	(0.42)	$11.09	7.69%	0.28%		0.28%		3.81%		3.81%		14%		$221,014
2009	$10.74	0.43		(0.04)	0.39	(0.43)	$10.70	3.78%	0.29%		0.29%		4.09%		4.09%		37%		$111,882
2008	$10.68	0.45		0.06	0.51	(0.45)	$10.74	4.88%	0.29%		0.29%		4.20%		4.20%		62%		$67,895
A Class
2012	$11.06	0.30	(2)	0.59	0.89	(0.31)	$11.64	8.11%	0.72%		0.72%		2.66%		2.66%		62%		$65,158
2011	$11.09	0.36	(2)	(0.03)	0.33	(0.36)	$11.06	3.05%	0.72%		0.73%		3.28%		3.27%		14%		$30,930
2010(3)	$11.03	0.09	(2)	0.06	0.15	(0.09)	$11.09	1.35%	0.73	%(4)	0.73	%(4)	3.19	%(4)	3.19	%(4)	14	%(5)	$3,951

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses		Operating Expenses (before expense waiver)		Net Investment Income (Loss)		Net Investment Income (Loss) (before expense waiver)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
C Class
2012	$11.05	0.22	(2)	0.58	0.80	(0.22)	$11.63	7.30%	1.47%		1.47%		1.91%		1.91%		62%		$19,155
2011	$11.08	0.28	(2)	(0.03)	0.25	(0.28)	$11.05	2.28%	1.47%		1.48%		2.53%		2.52%		14%		$9,005
2010(3)	$11.03	0.06	(2)	0.06	0.12	(0.07)	$11.08	1.07%	1.48	%(4)	1.48	%(4)	2.33	%(4)	2.33	%(4)	14	%(5)	$1,673

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	March 1, 2010 (commencement of sale) through May 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate-Term Tax-Free Bond Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 20, 2012

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $87,909,583 as exempt interest dividends for the fiscal year ended May 31, 2012.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75498   1207

ANNUAL REPORT          |          MAY 31, 2012

High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bonds (Munis) Benefited from a Flight to Quality

Notable extremes in international stock and U.S. Treasury bond returns for U.S. investors illustrated what happened in the global economy and in the financial markets during the 12 months ended May 31, 2012.

At one end of the 12-month return spectrum, international stock indices, particularly those representing European stocks, suffered losses in excess of 20% in U.S. dollar terms. Stock prices generally declined as global economic growth slowed and the European sovereign debt crisis worsened, particularly in Greece and Spain.

Those same factors drove demand higher for investments viewed as relative “safe havens” in times of economic and financial uncertainty. The 30-year U.S. Treasury bond returned 38% during the 12-month period, and the 10-year U.S. Treasury note returned 17%.

In between those international stock and U.S. Treasury extremes, the 12-month returns for U.S. stocks and the broader U.S. bond market were more middling—the S&P 500 Index declined 0.41%, while the Barclays U.S. Aggregate Bond Index advanced 7.12%.

The entire U.S. bond market, including munis, benefited from the flight to quality that drove U.S. Treasury bond returns to such heights. The investment-grade muni market posted its best May 31 fiscal year performance since 2001.

Such exceptional bond performance is unlikely to be repeated in the coming year. However, economic, financial, and political uncertainties remain, which we believe will keep interest rates relatively low and inflation contained through the next six months. In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries, Other Sectors

For the 12-month period ended May 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were among the market’s leading performers, outpacing most other sectors, including U.S. Treasuries, investment-grade and high-yield corporate bonds, and mortgage-backed securities.

In the first half of the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from institutional and nontraditional investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many analysts had projected) supported the muni market rally.  Demand for munis remained strong in the second half of the 12-month period. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis. The strong second-half returns for these market segments pushed long-term and high-yield munis to the top of the muni market performance hierarchy for the entire 12-month period.

A surge of new issuance from states and cities in the first five months of 2012—representing a gain of $77 billion compared with the same period in 2011—led to more subdued returns during the final months of the reporting period. Specifically, a wave of refinancing from municipalities taking advantage of low interest rates generally led to muted performance among intermediate-term muni maturities.

Widespread Defaults Never Materialized

The muni market’s strong 12-month performance was particularly noteworthy, given the highly publicized projections at the end of 2010 of pending widespread defaults. That scenario did not materialize, as increased austerity and budget-balancing measures helped municipal issuers maintain their financial solvency. We believe the massive default warnings focused excessively on projected municipal liabilities and underestimated the issuers’ ability to raise taxes and cut expenses.

Economic risks remain, but we continue to believe no states will actually default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Long-Term Municipal Bond	16.60%	Treasury Bond	9.05%
Municipal High Yield Bond	15.42%	Aggregate Bond	7.12%
Municipal Bond	10.40%
7 Year Municipal Bond	8.37%

3

Performance

Total Returns as of May 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHYX	15.16%	2.72%	4.71%	4.89%(1)	3/31/98
Barclays Municipal Bond Index	—	10.40%	5.87%	5.40%	5.45%	—
Institutional Class	AYMIX	15.39%	—	—	8.97%	3/1/10
A Class No sales charge* With sales charge*	AYMAX	14.87% 9.71%	2.46% 1.53%	— —	4.19% 3.69%	1/31/03
C Class	AYMCX	14.03%	1.68%	—	3.52%	7/24/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.61%	0.41%	0.86%	1.61%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli, and Alan Kruss

Performance Summary

High-Yield Municipal returned 15.16%* for the fiscal year ended May 31, 2012. By comparison, the Barclays Municipal Bond Index (representing investment-grade municipal bonds) returned 10.40%, while the Barclays Municipal High Yield Bond Index (representing non-investment-grade municipal bonds) returned 15.42%.** The average return of the high-yield municipal debt funds tracked by Lipper Inc. was 15.28%.*** Portfolio returns and the Lipper average reflect operating expenses, while index returns do not. (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of high-yield municipal bonds. The main contributor to the fund’s outperformance relative to the investment-grade benchmark was the portfolio’s greater focus on lower-quality securities, which outperformed investment-grade munis during the period. Relative to the Lipper peer group, the fund was more conservatively positioned, with a greater emphasis on higher-quality bonds and lower weightings in riskier sectors such as tobacco bonds. This approach led to slightly lagging performance versus the peer group average.

Credit Environment

State and local tax receipts continued to slowly improve during the 12-month period, as economic growth remained modest. Nevertheless, as of the fourth quarter of 2011, state revenues still remained 7% below pre-recession levels. Most states have grappled with steep budgetary challenges, prompting another round of deep spending cuts on addressed or projected shortfalls totaling $54 billion for fiscal 2013. Although muni credit-rating downgrades continued to outpace upgrades, the margin between the two continued to grow smaller.

As of the end of 2011, the muni market’s default rate was lower than it was in 2010, extending a four-year trend of declining muni defaults. Although we do not expect any states to actually default, we believe their credit ratings are likely to remain under downward pressure. We believe even cash-strapped states such as California and Illinois have too many financial resources available to them and revenue-generating/cost-reducing avenues to pursue to make default a likely outcome.

Portfolio Positioning

In addition to an emphasis on lower-quality bonds (relative to the investment-grade benchmark), security selection enhanced the fund’s performance. In particular, the fund’s holdings among hospital, health care, higher education,

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The Barclays Municipal High Yield Bond Index’s average returns were 3.51% and 6.03% for the five- and 10-year periods ended May 31, 2012, respectively.

***
The average returns for Lipper High-Yield Municipal Debt Funds category were 2.84% and 4.63% for the five- and 10-year periods ended May 31, 2012, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

and industrial development/pollution control revenue (IDR/PCR) bonds helped performance. In addition, early in the period, an emphasis on land-secured bonds added value.

We strategically shift the fund’s overweight and underweight positions based on our current views on valuations and overall market conditions. During the 12-month period, these views led to a larger weighting in higher-quality bonds than the peer group. Overall, lower-rated bonds outperformed their higher-quality counterparts, which caused the fund’s return to slightly lag that of the peer group average.

Late in the third calendar quarter of 2011, we implemented a position designed to benefit when the gap between Treasury and muni yields narrows. At that time, muni yields were 125% of comparable-maturity Treasury yields, which was well above historical averages. This strategy added value to the fund, as the yield gap gradually narrowed into the first quarter of 2012, and we exited the position.

Outlook

As we look to the second half of 2012, we believe the sluggish economy will continue to pose challenges for states and municipalities, but the muni default rate should remain low. In this environment, we believe our fundamental credit research and risk management capabilities will continue to drive results.

We continue to favor revenue bonds, including public power, transportation and essential service bonds, while opportunistically adding exposure in sectors such as tobacco and IDR/PCR.

7

Fund Characteristics

MAY 31, 2012
Portfolio at a Glance
Weighted Average Maturity	19.0 years
Average Duration (Modified)	5.7 years

30-Day SEC Yields
Investor Class	3.82%
Institutional Class	4.02%
A Class	3.41%
C Class	2.83%
Investor Class 30-Day Tax Equivalent Yields(1)
25.00% Tax Bracket	5.09%
28.00% Tax Bracket	5.31%
33.00% Tax Bracket	5.70%
35.00% Tax Bracket	5.88%
(1)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories	% of net assets
California	14.1%
Texas	7.3%
Illinois	6.5%
Colorado	6.4%
Florida	5.3%

Top Five Sectors	% of fund investments
Land Based	11%
Industrial Development/Pollution Control Revenue	10%
Hospital Revenue	10%
Transportation Revenue	10%
Electric Revenue	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.4%
Other Assets and Liabilities	(0.4)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/11	Ending Account Value 5/31/12	Expenses Paid During Period(1) 12/1/11 - 5/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,084.80	$3.18	0.61%
Institutional Class	$1,000	$1,085.90	$2.14	0.41%
A Class	$1,000	$1,084.70	$4.48	0.86%
C Class	$1,000	$1,079.50	$8.37	1.61%
Hypothetical
Investor Class	$1,000	$1,021.95	$3.08	0.61%
Institutional Class	$1,000	$1,022.95	$2.07	0.41%
A Class	$1,000	$1,020.70	$4.34	0.86%
C Class	$1,000	$1,016.95	$8.12	1.61%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MAY 31, 2012

	Principal Amount	Value
Municipal Securities — 100.4%
ALABAMA — 1.8%
Alabama 21st Century Authority Tobacco Settlement Rev., Series 2012 A, 5.00%, 6/1/21	$1,250,000	$1,503,925
Courtland Industrial Development Board Environmental Improvement Rev., Series 2003 B, (International Paper Co.), 6.25%, 8/1/25	2,500,000	2,623,925
Mobile Industrial Development Board Pollution Control Rev., (Alabama Power Co.), VRDN, 1.65%, 6/1/12	1,000,000	1,009,380
Selma Industrial Development Board Gulf Opportunity Zone Rev., Series 2010 A (International Paper Co.), 5.80%, 5/1/34	1,500,000	1,632,255
		6,769,485
ARIZONA — 2.2%
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	500,000	600,365
Pima County Sewer System Rev., Series 2011 B, 5.00%, 7/1/26	1,000,000	1,156,240
Pronghorn Ranch Community Facilities District GO, 6.40%, 7/15/29	3,015,000	3,057,572
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	2,000,000	2,207,760
Sundance Community Facilities District No. 2 Special Assessment Rev., 7.125%, 7/1/27(1)	715,000	720,820
Sundance Community Facilities District No. 3 Special Assessment Rev., 6.50%, 7/1/29	473,000	473,601
		8,216,358
ARKANSAS — 0.5%
Valdez Marine Terminal Revenue Rev., Series 2011 C, (BP Pipelines, Inc.), 5.00%, 1/1/21 (GA:BP PLC)	1,400,000	1,655,192
CALIFORNIA — 14.1%
California GO, (Various Purpose), 5.00%, 9/1/41	1,665,000	1,789,242
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	2,000,000	2,430,400
California Health Facilities Financing Authority Rev., Series 2012 A, (Scripps Health), 5.00%, 11/15/40	400,000	435,996
California Mobilehome Park Financing Authority Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36	2,000,000	2,056,080
California Municipal Finance Authority Rev., (Community Hospital of Central California), 5.50%, 2/1/39	1,450,000	1,507,638
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	800,000	914,864
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), 7.50%, 6/1/42	2,000,000	2,254,540
California Statewide Communities Development Authority Rev., (University of California Irvine), 5.375%, 5/15/38	2,000,000	2,105,180
California Statewide Communities Development Authority Rev., Series 2008 A, (Thomas Jefferson School of Law), 7.25%, 10/1/32(1)	2,100,000	2,320,647
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47	4,000,000	2,893,560
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47	7,860,000	6,302,148

11

	Principal Amount	Value
Independent Cities Finance Authority Mobilehome Park Rev., Series 2010 A, (Lamplighter Salinas), 6.15%, 7/15/40	$4,000,000	$4,284,400
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	2,216,240
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/22	1,500,000	1,854,495
Modesto Irrigation District Electric Rev., Series 2011 A, 5.00%, 7/1/25	2,075,000	2,397,413
Morongo Band of Mission Indians Rev., Series 2008 B (Enterprise Casino Services), 6.50%, 3/1/28(1)	1,000,000	1,015,500
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.40%, 7/1/23	250,000	246,268
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.50%, 7/1/27	260,000	254,683
River Rock Entertainment Authority (The) Rev., Series 2011 B, 8.00%, 11/1/18	3,788,000	3,641,177
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	250,000	273,315
San Mateo Special Tax Rev., (Community Facilities District No 2008-1-Bay Meadows), 6.00%, 9/1/42	500,000	535,945
Soledad Improvement Bond Act of 1915 District No. 2002-01 Special Assessment Rev., (Diamond Ridge), 6.75%, 9/2/33	1,000,000	1,013,290
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	1,500,000	1,501,350
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	3,435,000	2,635,916
Vallejo Multifamily Housing Rev., Series 1998 B, (Solano Affordable Housing), 8.25%, 4/1/39	1,525,000	1,580,601
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21	3,000,000	3,373,230
		51,834,118
COLORADO — 6.4%
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	2,000,000	2,377,720
Colorado Educational & Cultural Facilities Authority Rev., Series 2006 A9, (Jewish Federation), VRDN, 0.25%, 6/1/12 (LOC: Bank of America N.A.)	1,540,000	1,540,000
Colorado Educational & Cultural Facilities Authority Rev., Series 2008 A13, (Jewish Federation), VRDN, 0.25%, 6/1/12 (LOC: Bank of America N.A.)	2,700,000	2,700,000
Colorado Health Facilities Authority Rev., Series 2010 A (Total Longterm Care), 6.00%, 11/15/30	500,000	555,035
Colorado Springs Hospital Rev., (Memorial Health System), 6.25%, 12/15/33	2,000,000	2,239,940
Denver Health & Hospital Authority Healthcare Rev., Series 2009 A, 6.25%, 12/1/33	3,285,000	3,704,297
Granby Ranch Metropolitan District GO, 6.75%, 12/1/36	2,920,000	2,935,301
One Horse Business Improvement District Rev., (Sales Tax Sharing), 6.00%, 6/1/24	3,000,000	3,032,550
Plaza Metropolitan District No. 1 Tax Increment Allocation Rev., (Public Improvement Fee), 8.00%, 12/1/25	1,500,000	1,555,050

12

Principal Amount	Value
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	$1,000,000	$1,120,180
Todd Creek Farms Metropolitan District No. 1 Rev., 5.60%, 12/1/14(2)	1,800,000	897,804
Todd Creek Farms Metropolitan District No. 1 Rev., 6.125%, 12/1/19(2)	1,500,000	748,515
		23,406,392
CONNECTICUT — 0.2%
Connecticut Development Authority Industrial Rev., (AFCO Cargo Building LLC), 8.00%, 4/1/30(3)	1,000,000	610,770
DELAWARE — 0.4%
Delaware State Economic Development Authority Gas Facilities Rev., (Delmarva Power & Light Co.), 5.40%, 2/1/31	1,500,000	1,636,590
FLORIDA — 5.3%
Brevard County Industrial Development Rev., (TUFF Florida Institute of Technology), 6.75%, 11/1/39	3,000,000	3,297,480
Capital Trust Agency Rev., Series 2010 A (Air Cargo-aero Miami), 5.35%, 7/1/29	2,500,000	2,520,275
Dupree Lakes Community Development District Special Assessment Rev., 6.83%, 11/1/15	1,580,000	1,590,602
Martin County Health Facilities Authority Rev., (Martin Memorial Medical Center), 5.50%, 11/15/42	1,500,000	1,592,490
Miami-Dade County Health Facilities Authority Rev., Series 2008 A2, (Miami Children’s Hospital), VRDN, 4.55%, 8/1/13 (NATL)	2,000,000	2,073,580
Mid-Bay Bridge Authority Springing Lien Rev., Series 2011 A, 7.25%, 10/1/40	2,000,000	2,351,780
Putnam County Development Authority Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18 (Ambac)	1,500,000	1,697,235
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	1,000,000	1,096,040
South-Dade Venture Community Development District Special Assessment Rev., 6.125%, 5/1/34	1,245,000	1,266,812
Village Community Development District No. 8 Special Assessment Rev., 6.125%, 5/1/39	960,000	1,100,026
Village Community Development District No. 9 Special Assessment Rev., 5.50%, 5/1/42	1,000,000	1,042,250
		19,628,570
GEORGIA — 5.2%
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.26%, 6/1/12	700,000	700,000
Atlanta Airport Rev., Series 2011 B, 5.00%, 1/1/29	1,000,000	1,084,490
Atlanta Water & Wastewater Rev., Series 2009 A, 6.25%, 11/1/39	3,000,000	3,571,410
De Kalb County Hospital Antic Authority Rev., (De Kalb Medical Center, Inc.), 6.125%, 9/1/40	800,000	886,664
DeKalb County Water and Sewer Rev., Series 2011 A, 5.25%, 10/1/36	1,000,000	1,134,430
Georgia Municipal Electric Authority Rev., Series 2008 D, (General Resolution), 6.00%, 1/1/23	3,000,000	3,571,350
Marietta Development Authority Rev., (Life University, Inc.), 7.00%, 6/15/39	4,000,000	4,146,800
Private Colleges & Universities Authority Rev., Series 2012 A, (Mercer University), 5.25%, 10/1/27	2,625,000	2,844,292
Private Colleges & Universities Authority Rev., Series 2012 C, (Mercer University), 5.25%, 10/1/30	1,000,000	1,085,480
		19,024,916

13

Principal Amount	Value
GUAM — 2.4%
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.625%, 12/1/30	$1,000,000	$1,075,710
Guam Government GO, Series 2007 A, 5.25%, 11/15/37	1,800,000	1,805,958
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	3,905,000	4,355,129
Guam Government Waterworks Authority Rev., 6.00%, 7/1/25	1,500,000	1,543,155
		8,779,952
HAWAII — 0.5%
Hawaii State Department of Budget & Finance Rev., Series 2009 A, (15 Craigside), 9.00%, 11/15/44	1,500,000	1,792,155
ILLINOIS — 6.5%
Bedford Park Tax Allocation Rev., 5.125%, 12/30/18	1,325,000	1,315,460
Chicago Tax Increment Allocation Rev., Series 2004 B, (Pilsen Redevelopment), (Junior Lien), 6.75%, 6/1/22	3,000,000	3,140,610
Cook County GO, Series 2011 A, 5.25%, 11/15/28	800,000	909,448
Hampshire Special Service Area No. 13 Special Tax Rev., (Tuscany Woods), 5.75%, 3/1/37(2)(4)	4,966,000	2,514,484
Illinois GO, 5.00%, 3/1/24	2,500,000	2,764,500
Illinois GO, 5.00%, 8/1/25	1,000,000	1,099,130
Illinois Finance Authority Rev., (Navistar International Recovery Zone Facility), 6.50%, 10/15/40	2,500,000	2,765,150
Illinois Finance Authority Rev., Series 2009 A, (Rush University Medical Center Obligation Group), 7.25%, 11/1/30	1,500,000	1,890,000
Railsplitter Tobacco Settlement Authority Rev., 6.00%, 6/1/28	1,000,000	1,149,510
University of Illinois Rev., Series 2011 A, (Auxiliary Facilities System), 5.25%, 4/1/41	625,000	689,225
Yorkville Special Service Area No. 2005-109 Special Tax Rev., Series 2006-105, (Bristol Bay I), 5.875%, 3/1/36	5,834,000	5,763,467
		24,000,984
INDIANA — 1.6%
Indiana Finance Authority Rev., (United States Steel Corp.), 6.00%, 12/1/26	1,250,000	1,339,250
Indiana Finance Authority Rev., Series 2009 A, (Drexel Foundation Educational Facility), 7.00%, 10/1/39	1,000,000	1,080,030
Indiana Finance Authority Rev., Series 2012 A, (Ohio Valley Electric Corp.), 5.00%, 6/1/39	2,000,000	2,011,260
Rockport Rev., (AK Steel Corp.), 7.00%, 6/1/28	1,500,000	1,591,485
		6,022,025
IOWA — 0.5%
Iowa Finance Authority Health Facilities Rev., Series 2009 E, (Central Iowa Health System), VRDN, 0.26%, 6/1/12 (LOC: Bank of America N.A.)	1,900,000	1,900,000
LOUISIANA — 1.0%
New Orleans Aviation Board Rev., Series 2009 A, (Consolidated Rental Car), 6.50%, 1/1/40	1,500,000	1,654,410
St. Charles Parish Louisiana Gulf Zone Opportunity Rev., (Valero Energy Corp.) 4.00%, 12/1/40	2,000,000	2,051,400
		3,705,810
MARYLAND — 3.0%
Anne Arundel County Special Obligation Tax Allocation Rev., (National Business Park), 6.10%, 7/1/40	1,000,000	1,051,660
Baltimore Special Obligation Tax Allocation Rev., Series 2008 A, (Resh Park), 7.00%, 9/1/38	3,900,000	4,175,652
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,078,680

14

Principal Amount	Value
Maryland Economic Development Corp. Facilities Rev., (CNX Marine Terminals, Inc.), 5.75%, 9/1/25	$1,000,000	$1,064,360
Maryland Health & Higher Educational Facilities Authority Rev., (Mercy Medical Center), 5.00%, 7/1/31	1,500,000	1,597,125
Maryland Health & Higher Educational Facilities Authority Rev., Series 2012 A, (Carroll Hospital), 5.00%, 7/1/37	1,000,000	1,073,260
Maryland Industrial Development Financing Authority Rev., Series 2005 A, (Our Lady of Good Counsel High School), 6.00%, 5/1/35	1,000,000	1,031,700
		11,072,437
MASSACHUSETTS — 0.8%
Massachusetts GO, Series 2012 A, VRN, 0.56%, 6/1/12	3,000,000	3,000,270
MICHIGAN — 2.7%
Detroit City School District GO, Series 2012 A, (School Building & Site Improvement), 5.00%, 5/1/25 (Q-SBLF)	2,490,000	2,865,691
Detroit Water Supply System Rev., (Senior Lien), Series 2011 A, 5.75%, 7/1/37	1,000,000	1,087,260
Flint Hospital Building Authority Rev., (Hurley Medical Center), 7.50%, 7/1/39	1,250,000	1,400,900
Lansing Board Water & Light Utility System Rev., Series 2011 A, 5.00%, 7/1/37	1,340,000	1,506,857
Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	1,850,000	2,127,389
Wayne County GO, Series 2009 A, (Building Improvement), 6.75%, 11/1/39	975,000	1,109,687
		10,097,784
MISSOURI — 1.3%
Kirkwood Industrial Development Authority Rev., Series 2010 A, (Aberdeen Heights), 8.25%, 5/15/45	3,000,000	3,510,960
Missouri State Health & Educational Facilities Authority Rev., (Lutheran Senior Services), 6.00%, 2/1/41	1,250,000	1,378,063
		4,889,023
NEBRASKA — 1.2%
Central Plains Energy Project Rev., 5.00%, 9/1/42	1,360,000	1,391,511
Santee Sioux Nation Tribal Health Care Rev., (Indian Health Service Joint Venture), 8.75%, 10/1/20	3,000,000	3,198,930
		4,590,441
NEVADA — 0.6%
Henderson Local Improvement District No. T-15 Special Assessment Rev., 6.10%, 3/1/24	990,000	1,017,037
Las Vegas Improvement District No. 607 Special Assessment Rev., 5.50%, 6/1/13	1,200,000	1,216,764
		2,233,801
NEW JERSEY — 4.0%
New Jersey Economic Development Authority Rev., 5.00%, 6/15/20	2,100,000	2,429,994
New Jersey Economic Development Authority Rev., Series 2006 B, (Gloucester Marine Terminal), 6.875%, 1/1/37	3,000,000	3,026,190
New Jersey Economic Development Authority Rev., Series 2006 C, (Gloucester Marine Terminal), 6.50%, 1/1/15	1,755,000	1,763,547
New Jersey Educational Facilities Authority Rev., Series 2009 B, (University of Medicine & Dentistry), 7.50%, 12/1/32	1,200,000	1,491,096
New Jersey State Turnpike Authority Rev., Series 2012 A, 5.00%, 1/1/35(5)	2,000,000	2,236,360
Tobacco Settlement Financing Corp. Rev., Series 2007 A1, 5.00%, 6/1/41	5,000,000	3,898,000
		14,845,187

15

Principal Amount	Value
NEW MEXICO — 1.0%
Cabezon Public Improvement District Special Tax Rev., 6.30%, 9/1/34	$1,490,000	$1,533,985
Montecito Estates Public Improvement District Levy Special Tax Rev., (City of Albuquerque), 7.00%, 10/1/37	1,165,000	1,190,234
Ventana West Public Improvement District Levy Special Tax Rev., 6.875%, 8/1/33	1,000,000	1,012,160
		3,736,379
NEW YORK — 4.6%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	800,000	898,768
Hempstead Town Local Development Corp. Rev., (Adelphi University), 5.00%, 6/1/31	500,000	549,975
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/41	1,100,000	1,182,621
Monroe County Industrial Development Corp. Rev., (Nazareth College Rochester), 5.50%, 10/1/41	1,300,000	1,424,566
New York City Transitional Finance Authority Rev., Series 2011 E, (Future Tax Secured Bonds), 5.00%, 11/1/18(6)	2,000,000	2,459,380
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	1,030,000	1,160,892
New York State Dormitory Authority Rev., (Orange Regional Medical Center), 6.25%, 12/1/37	2,250,000	2,421,225
Onondaga County Industrial Development Agency Rev., (Air Cargo), 7.25%, 1/1/32	1,000,000	986,050
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/36	2,000,000	2,248,280
Triborough Bridge & Tunnel Authority Rev., Series 2011 A, 5.00%, 1/1/28	3,000,000	3,572,160
		16,903,917
NORTH CAROLINA — 5.1%
North Carolina Capital Facilities Finance Agency Rev., (Duke Energy Carolinas LLC), 4.375%, 10/1/31	3,000,000	3,175,950
North Carolina Eastern Municipal Power Agency Rev., Series 1993 B, 6.00%, 1/1/25 (NATL/FGIC)	4,075,000	5,396,237
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.50%, 1/1/26	2,000,000	2,312,800
North Carolina Eastern Municipal Power Agency Rev., Series 2012 B, 5.00%, 1/1/21	2,500,000	3,008,975
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/17	4,000,000	4,733,080
		18,627,042
OHIO — 1.3%
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/30	1,000,000	1,080,160
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/31	2,000,000	2,150,420
Pinnacle Community Infrastructure Financing Authority Rev., Series 2004 A, 6.25%, 12/1/36	1,800,000	1,642,878
		4,873,458
OKLAHOMA — 2.7%
Oklahoma City Industrial & Cultural Facilities Trust Rev., 6.75%, 1/1/23	750,000	716,865
Oklahoma Development Finance Authority Rev., (Inverness Village Community), 6.00%, 1/1/32	3,750,000	3,936,450
Oklahoma Turnpike Authority Rev., Series 2011 A, 5.00%, 1/1/28	2,000,000	2,349,440
Tulsa County Industrial Authority Senior Living Community Rev., Series 2010 A, (Montereau, Inc.), 7.25%, 11/1/40	2,500,000	2,753,175
		9,755,930

16

Principal Amount	Value
OREGON — 1.2%
Forest Grove Student Housing Rev., (Oak Tree Foundation), 5.50%, 3/1/37	$1,400,000	$1,414,420
Oregon GO, Series 2011 J, 5.00%, 5/1/36	2,500,000	2,889,650
		4,304,070
PENNSYLVANIA — 3.7%
Allegheny County Industrial Development Authority Rev., (Environmental Improvement), 6.75%, 11/1/24	1,000,000	1,115,810
Allegheny County Industrial Development Authority Rev., (Environmental Improvement), 6.875%, 5/1/30	1,000,000	1,123,510
Allegheny County Redevelopment Authority Tax Allocation Rev., (Pittsburgh Mills), 5.60%, 7/1/23	1,500,000	1,516,800
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	2,000,000	2,262,400
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	2,000,000	2,195,160
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16	1,440,000	1,610,554
Philadelphia Municipal Authority Lease Rev., 6.50%, 4/1/39	1,500,000	1,668,900
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/26	2,000,000	2,287,560
		13,780,694
PUERTO RICO — 1.9%
Puerto Rico GO, Series 2011 A, (Public Improvement) 5.75%, 7/1/41	2,000,000	2,148,360
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38	1,500,000	1,623,075
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 5.50%, 8/1/31 (SBBPA: Government Development Bank for Puerto Rico)	400,000	430,840
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/40	2,500,000	2,671,325
		6,873,600
RHODE ISLAND — 0.3%
Rhode Island Health & Educational Building Corp. Rev., (Providence College), 5.00%, 11/1/41	1,000,000	1,096,290
SOUTH CAROLINA — 0.4%
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	1,475,000	1,621,350
TENNESSEE — 2.4%
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	5,760,000	5,760,000
Clarksville Public Building Authority Rev., (Adjusted Financing Tennessee Municipal Bond), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	1,200,000	1,200,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	1,300,000	1,300,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	700,000	700,000
		8,960,000
TEXAS — 7.3%
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2012 B, 5.00%, 11/1/26	3,000,000	3,416,970
Houston Airport System Rev., Series 2011 B, (Sub Lien), 5.00%, 7/1/26	3,000,000	3,458,430

17

Principal Amount	Value
La Vernia Higher Education Finance Corp. Rev., Series 2009 A, (Kipp, Inc.), 6.25%, 8/15/39	$1,000,000	$1,129,560
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	4,035,000	4,219,036
Lower Colorado River Authority Rev., Series 2011 A, (LCRA Transmission Services Corp.), 5.00%, 5/15/41	2,000,000	2,184,680
North Texas Tollway Authority Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13, Prerefunded at 100% of Par(7)	5,300,000	5,435,415
Texas Private Activity Bond Surface Transportation Corp. Rev., (Senior Lien/LBJ Infrastructure), 7.00%, 6/30/40	3,000,000	3,577,380
Texas Public Finance Authority Charter School Finance Corp. Rev., Series 2010 A, (Cosmos Foundation, Inc.), 6.20%, 2/15/40	1,500,000	1,724,385
Travis County Health Facilities Development Corp. Rev., (Westminster Manor Health), 7.125%, 11/1/40	1,500,000	1,705,680
		26,851,536
U.S. VIRGIN ISLANDS — 1.1%
Virgin Islands Public Finance Authority Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,342,000
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,597,200
		3,939,200
VIRGINIA — 2.2%
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	570,000	638,263
Mosaic Community Development Authority Tax Allocation Rev., Series 2011 A, 6.875%, 3/1/36	1,000,000	1,105,340
Virginia Small Business Financing Authority Rev., (Elizabeth River Crossings Project), 5.50%, 1/1/42	5,000,000	5,256,550
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	1,000,000	1,233,030
		8,233,183
WASHINGTON — 0.1%
Port of Seattle Rev., Series 2000 B, 6.00%, 2/1/15 (NATL)	250,000	281,205
WEST VIRGINIA — 0.7%
Brooke County Community Rev., Series 2011 A, (Bethany College), 6.75%, 10/1/37	2,500,000	2,740,825
WISCONSIN — 1.6%
Wisconsin GO, Series 2011-1, 5.00%, 5/1/22	1,000,000	1,241,290
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.75%, 11/15/30	1,200,000	1,375,356
Wisconsin Health & Educational Facilities Authority Rev., Series 2004 A, (Southwest Health Center), 6.25%, 4/1/34	2,000,000	2,024,760
Wisconsin Health & Educational Facilities Authority Rev., Series 2009 A, (St. John’s Communities, Inc.), 7.625%, 9/15/39	1,000,000	1,141,220
		5,782,626
WYOMING — 0.6%
Campbell County Solid Waste Facilities Rev., Series 2009 A, (Basin Electric Power Cooperative), 5.75%, 7/15/39	2,000,000	2,274,000
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $350,485,257)		370,347,565
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,640,099)
TOTAL NET ASSETS — 100.0%		$368,707,466

18

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
86	U.S. Treasury 10-Year Notes	September 2012	$11,518,625	$(63,350)

Notes to Schedule of Investments

Ambac = American Municipal Bond Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GA = Guaranty Agreement
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
Q-SBLF = Qualified School Board Loan Fund
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $4,056,967, which represented 1.1% of total net assets.

(2)	Security is in default.

(3)	Security is subject to a forbearance agreement entered into by the fund, under which, the fund may receive less than the stated interest rate for a specified period of time.

(4)	Non-income producing.

(5)	When-issued security.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $166,008.

(7)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MAY 31, 2012
Assets
Investment securities, at value (cost of $350,485,257)	$370,347,565
Cash	10,725
Receivable for investments sold	1,073,580
Receivable for capital shares sold	657,719
Interest receivable	5,473,925
377,563,514

Liabilities
Payable for investments purchased	7,896,586
Payable for capital shares redeemed	405,310
Payable for variation margin on futures contracts	20,156
Accrued management fees	179,798
Distribution and service fees payable	45,154
Dividends payable	309,044
8,856,048

Net Assets	$368,707,466

Net Assets Consist of:
Capital paid in	$390,848,256
Accumulated net realized loss	(41,939,748)
Net unrealized appreciation	19,798,958
$368,707,466

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$237,948,662	25,527,789	$9.32
Institutional Class	$7,260,433	778,656	$9.32
A Class	$92,154,224	9,887,039	$9.32*
C Class	$31,344,147	3,364,613	$9.32

*Maximum offering price $9.76 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MAY 31, 2012
Investment Income (Loss)
Income:
Interest	$16,032,647

Expenses:
Management fees	1,737,164
Distribution and service fees:
A Class	209,803
B Class	6,733
C Class	275,911
Trustees’ fees and expenses	22,258
Other expenses	211
2,252,080

Net investment income (loss)	13,780,567

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	901,007
Futures contract transactions	187,545
1,088,552

Change in net unrealized appreciation (depreciation) on:
Investments	26,036,552
Futures contracts	(58,855)
25,977,697

Net realized and unrealized gain (loss)	27,066,249

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,846,816

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2012 AND MAY 31, 2011
Increase (Decrease) in Net Assets	May 31, 2012	May 31, 2011
Operations
Net investment income (loss)	$13,780,567	$14,035,434
Net realized gain (loss)	1,088,552	(11,142,002)
Change in net unrealized appreciation (depreciation)	25,977,697	205,651
Net increase (decrease) in net assets resulting from operations	40,846,816	3,099,083

Distributions to Shareholders
From net investment income:
Investor Class	(8,479,155)	(7,202,834)
Institutional Class	(280,244)	(59,159)
A Class	(3,914,438)	(5,440,700)
B Class	(28,573)	(100,021)
C Class	(1,078,182)	(1,232,720)
Decrease in net assets from distributions	(13,780,592)	(14,035,434)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	105,503,686	(47,364,910)

Net increase (decrease) in net assets	132,569,910	(58,301,261)

Net Assets
Beginning of period	236,137,556	294,438,817
End of period	$368,707,466	$236,137,556

See Notes to Financial Statements.

22

Notes to Financial Statements

MAY 31, 2012

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. The fund pursues its objectives by investing a portion of its assets in lower-rated and unrated municipal securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

23

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2012 was 0.60% for the Investor Class, A Class and C Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide

24

that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2012 were $310,185,844 and $201,377,061, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2012		Year ended May 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	18,336,008	$164,017,104	10,040,466	$87,342,272
Issued in reinvestment of distributions	708,750	6,342,774	656,725	5,667,999
Redeemed	(8,382,904)	(74,862,804)	(10,820,930)	(93,775,217)
	10,661,854	95,497,074	(123,739)	(764,946)
Institutional Class
Sold	267,756	2,413,077	653,675	5,461,800
Issued in reinvestment of distributions	31,359	280,164	7,040	59,159
Redeemed	(88,544)	(773,194)	(95,553)	(792,047)
	210,571	1,920,047	565,162	4,728,912
A Class
Sold	3,255,978	29,011,830	2,796,582	24,215,335
Issued in reinvestment of distributions	349,024	3,110,865	479,206	4,150,973
Redeemed	(2,935,800)	(26,108,582)	(8,828,199)	(75,619,829)
	669,202	6,014,113	(5,552,411)	(47,253,521)
B Class
Sold	6,951	59,477	6,951	61,459
Issued in reinvestment of distributions	1,813	15,716	7,071	60,920
Redeemed	(217,240)	(1,902,063)	(104,719)	(891,154)
	(208,476)	(1,826,870)	(90,697)	(768,775)
C Class
Sold	1,017,945	9,113,560	694,046	6,028,066
Issued in reinvestment of distributions	58,740	523,189	67,812	584,225
Redeemed	(642,179)	(5,737,427)	(1,157,172)	(9,918,871)
	434,506	3,899,322	(395,314)	(3,306,580)
Net increase (decrease)	11,767,657	$105,503,686	(5,596,999)	$(47,364,910)

25

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $20,156 in payable for variation margin on futures contracts. For the year ended May 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $187,545 in net realized gain (loss) on futures contract transactions and $(58,855) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund invests a portion of its assets in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

26

9. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2012 and May 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$13,778,051	$14,027,887
Taxable ordinary income	$2,541	$7,547
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$350,262,834
Gross tax appreciation of investments	$24,792,809
Gross tax depreciation of investments	(4,708,078)
Net tax appreciation (depreciation) of investments	$20,084,731
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$20,084,731
Undistributed tax-exempt income	$210,193
Accumulated capital losses	$(41,741,873)
Capital loss deferral	$(693,841)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the treatment of non-shareholder capital contributions and the realization for tax purposes of unrealized gains (losses) on futures contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.  Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2013	2016	2017	2018	2019	Unlimited
$(700,317)	$(4,227,228)	$(8,112,975)	$(11,481,481)	$(10,841,523)	$(6,378,349)

The capital loss deferral represents capital losses incurred in the seven-month period ended May 31, 2012 that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From Net Investment Income	Net Asset Value, End of Period		Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations			Total Return(1)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2012	$8.50	0.44	(2)	0.82	1.26	(0.44)	$9.32	15.16%	0.61%		4.89%		70%		$237,949
2011	$8.82	0.47	(2)	(0.32)	0.15	(0.47)	$8.50	1.76%	0.61%		5.41%		27%		$126,327
2010	$7.91	0.45	(2)	0.92	1.37	(0.46)	$8.82	17.68%	0.61%		5.40%		25%		$132,196
2009	$9.63	0.50		(1.72)	(1.22)	(0.50)	$7.91	(12.70)%	0.62%		5.97%		44%		$82,547
2008	$10.68	0.52		(1.05)	(0.53)	(0.52)	$9.63	(5.01)%	0.62%		5.16%		69%		$87,127
Institutional Class
2012	$8.50	0.45	(2)	0.83	1.28	(0.46)	$9.32	15.39%	0.41%		5.09%		70%		$7,260
2011	$8.82	0.49	(2)	(0.32)	0.17	(0.49)	$8.50	1.97%	0.41%		5.61%		27%		$4,829
2010(3)	$8.66	0.12	(2)	0.15	0.27	(0.11)	$8.82	3.13%	0.41	%(4)	5.50	%(4)	25	%(5)	$26
A Class
2012	$8.50	0.42	(2)	0.82	1.24	(0.42)	$9.32	14.87%	0.86%		4.64%		70%		$92,154
2011	$8.82	0.45	(2)	(0.32)	0.13	(0.45)	$8.50	1.51%	0.86%		5.16%		27%		$78,325
2010	$7.91	0.43	(2)	0.91	1.34	(0.43)	$8.82	17.39%	0.86%		5.15%		25%		$130,266
2009	$9.63	0.48		(1.72)	(1.24)	(0.48)	$7.91	(12.92)%	0.87%		5.72%		44%		$111,293
2008	$10.68	0.50		(1.05)	(0.55)	(0.50)	$9.63	(5.25)%	0.87%		4.91%		69%		$140,037

28

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From Net Investment Income	Net Asset Value, End of Period		Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations			Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$8.49	0.35	(2)	0.83	1.18	(0.35)	$9.32	14.03%	1.61%	3.89%	70%	$31,344
2011	$8.81	0.38	(2)	(0.32)	0.06	(0.38)	$8.49	0.75%	1.61%	4.41%	27%	$24,885
2010	$7.91	0.37	(2)	0.90	1.27	(0.37)	$8.81	16.39%	1.61%	4.40%	25%	$29,313
2009	$9.63	0.41		(1.72)	(1.31)	(0.41)	$7.91	(13.58)%	1.62%	4.97%	44%	$25,176
2008	$10.68	0.42		(1.05)	(0.63)	(0.42)	$9.63	(5.96)%	1.62%	4.16%	69%	$34,072

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	March 1, 2010 (commencement of sale) through May 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Municipal Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 20, 2012

30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

33

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,716,866 as exempt interest dividends for the fiscal year ended May 31, 2012.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75497   1207

ANNUAL REPORT          |          MAY 31, 2012

Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bonds (Munis) Benefited from a Flight to Quality

Notable extremes in international stock and U.S. Treasury bond returns for U.S. investors illustrated what happened in the global economy and in the financial markets during the 12 months ended May 31, 2012.

At one end of the 12-month return spectrum, international stock indices, particularly those representing European stocks, suffered losses in excess of 20% in U.S. dollar terms. Stock prices generally declined as global economic growth slowed and the European sovereign debt crisis worsened, particularly in Greece and Spain.

Those same factors drove demand higher for investments viewed as relative “safe havens” in times of economic and financial uncertainty. The 30-year U.S. Treasury bond returned 38% during the 12-month period, and the 10-year U.S. Treasury note returned 17%.

In between those international stock and U.S. Treasury extremes, the 12-month returns for U.S. stocks and the broader U.S. bond market were more middling—the S&P 500 Index declined 0.41%, while the Barclays U.S. Aggregate Bond Index advanced 7.12%.

The entire U.S. bond market, including munis, benefited from the flight to quality that drove U.S. Treasury bond returns to such heights. The investment-grade muni market posted its best May 31 fiscal year performance since 2001.

Such exceptional bond performance is unlikely to be repeated in the coming year. However, economic, financial, and political uncertainties remain, which we believe will keep interest rates relatively low and inflation contained through the next six months. In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries, Other Sectors

For the 12-month period ended May 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were among the market’s leading performers, outpacing most other sectors, including U.S. Treasuries, investment-grade and high-yield corporate bonds, and mortgage-backed securities.

In the first half of the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from institutional and nontraditional investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many analysts had projected) supported the muni market rally.  Demand for munis remained strong in the second half of the 12-month period. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis. The strong second-half returns for these market segments pushed long-term and high-yield munis to the top of the muni market performance hierarchy for the entire 12-month period.

A surge of new issuance from states and cities in the first five months of 2012—representing a gain of $77 billion compared with the same period in 2011—led to more subdued returns during the final months of the reporting period. Specifically, a wave of refinancing from municipalities taking advantage of low interest rates generally led to muted performance among intermediate-term muni maturities.

Widespread Defaults Never Materialized

The muni market’s strong 12-month performance was particularly noteworthy, given the highly publicized projections at the end of 2010 of pending widespread defaults. That scenario did not materialize, as increased austerity and budget-balancing measures helped municipal issuers maintain their financial solvency. We believe the massive default warnings focused excessively on projected municipal liabilities and underestimated the issuers’ ability to raise taxes and cut expenses.

Economic risks remain, but we continue to believe no states will actually default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Long-Term Municipal Bond	16.60%	Treasury Bond	9.05%
Municipal High Yield Bond	15.42%	Aggregate Bond	7.12%
Municipal Bond	10.40%
7 Year Municipal Bond	8.37%

3

Performance

Total Returns as of May 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	MMBAX	10.85% 5.89%	5.38% 4.41%	4.87%(1) 4.39%(1)	5.58%(1) 5.26%(1)	3/31/97
Barclays Municipal Bond Index	—	10.40%	5.87%	5.40%	5.79%	—
Investor Class	ACLVX	11.22%	5.66%	—	5.45%	4/3/06
Institutional Class	ACLSX	11.35%	5.85%	—	5.64%	4/3/06
C Class	ACTCX	10.12%	4.62%	—	4.40%	4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2002*

*	The A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.

**	Ending value may have been lower if fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.48%	0.28%	0.73%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 10.85%* for the fiscal year ended May 31, 2012, its best fiscal-year return in more than 10 years. By comparison, the Barclays Municipal Bond Index returned 10.40%, while the average return of the general municipal debt funds tracked by Lipper Inc. was 11.85%.** Portfolio returns and the Lipper average reflect operating expenses, while index returns do not. (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of municipal bond (muni) indices (see page 3). The fund outperformed the Barclays Municipal Bond Index, primarily due to the fund’s greater exposure to long-term munis, which outpaced the rest of the muni market. The fund’s lagging performance relative to the Lipper peer group average was primarily due to the fund’s higher-quality bias, reflecting our policy of taking measured credit risk. Lower-quality munis outperformed during the 12-month period.

Credit Environment

State and local tax receipts continued to slowly improve during the 12-month period, as economic growth remained modest. Nevertheless, as of the fourth quarter of 2011, state revenues still remained 7% below pre-recession levels. Most states have grappled with steep budgetary challenges, prompting another round of deep spending cuts on addressed or projected shortfalls totaling $54 billion for fiscal 2013. Although muni credit-rating downgrades continued to outpace upgrades, the margin between the two continued to grow smaller.

As of the end of 2011, the muni market’s default rate was lower than it was in 2010, extending a four-year trend of declining muni defaults. Although we do not expect any states to actually default, we believe their credit ratings are likely to remain under downward pressure. We believe even cash-strapped states such as California and Illinois have too many financial resources available to them and revenue-generating/cost-reducing avenues to pursue to make default a likely outcome.

Portfolio Positioning

The fund’s continued emphasis on revenue bonds over general obligation bonds detracted from relative performance during the period. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, which tend to be higher-quality securities, along with transportation, and sales-tax secured bonds. These securities generally lagged general obligation bonds during the fund’s fiscal year.

*
All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown.

**
The average returns for Lipper General Municipal Debt Funds category were 4.63% and 4.55% for the five- and 10-year periods ended May 31, 2012, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

In addition, the fund remained underweighted in bonds backed by personal income taxes. We also reduced our position in the health care sector, shifting these assets into transportation bonds to take advantage of relative values.

Late in the third calendar quarter of 2011, we implemented a position designed to benefit when the gap between Treasury and muni yields narrows. At that time, muni yields were 125% of comparable-maturity Treasury yields, which was well above historical averages. This strategy added value to the fund, as the yield gap gradually narrowed into the first quarter of 2012, and we exited the position.

Outlook

As we look to the second half of 2012, we believe the sluggish economy will continue to pose challenges for states and municipalities. In this environment, we believe our fundamental credit research and risk management capabilities will continue to drive results.

Recent lagging performance of munis in the 10-year maturity range (due to a wave of refinancing activity from municipalities taking advantage of low interest rates) has created value in the intermediate portion of the yield curve. We believe the technical supply factors that led to the underperformance eventually should unwind, as long as the demand for munis remains healthy. In addition, we expect to rotate out of the better-performing sectors, such as essential service revenue and health care bonds, and into some underperforming sectors to capture longer-term appreciation potential.

7

Fund Characteristics

MAY 31, 2012
Portfolio at a Glance
Weighted Average Maturity	13.6 years
Average Duration (Modified)	5.2 years

30-Day SEC Yields
Investor Class	1.94%
Institutional Class	2.13%
A Class	1.62%
C Class	0.98%
A Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket	2.16%
28.00% Tax Bracket	2.25%
33.00% Tax Bracket	2.42%
35.00% Tax Bracket	2.49%
(1)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors	% of fund investments
General Obligation (GO)	21%
Transportation Revenue	13%
Hospital Revenue	11%
Lease/Certificate of Participation	10%
Water/Sewer/Gas Revenue	10%

Top Five States and Territories	% of net assets
California	22.4%
New York	16.4%
Texas	7.5%
New Jersey	7.1%
Illinois	5.2%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.8%
Other Assets and Liabilities	(0.8)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/11	Ending Account Value 5/31/12	Expenses Paid During Period(1) 12/1/11 – 5/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,064.30	$2.43	0.47%
Institutional Class	$1,000	$1,064.50	$1.39	0.27%
A Class	$1,000	$1,062.10	$3.71	0.72%
C Class	$1,000	$1,059.10	$7.57	1.47%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
Institutional Class	$1,000	$1,023.65	$1.37	0.27%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.41	1.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MAY 31, 2012

	Principal Amount	Value
Municipal Securities — 100.8%
ALABAMA — 0.7%
East Alabama Health Care Facilities Authority Rev., Series 2008 B, 5.00%, 9/1/13, Prerefunded at 100% of Par(1)	$500,000	$528,790
ARIZONA — 2.5%
Arizona Transportation Board Rev., 4.00%, 7/1/15	500,000	551,935
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	200,000	240,146
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	50,000	54,051
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	250,000	304,922
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	335,000	369,800
University Medical Center Corp. Rev., 6.50%, 7/1/39	300,000	343,566
		1,864,420
CALIFORNIA — 22.4%
Anaheim Public Financing Authority Rev., (Electric System Distribution), 5.25%, 10/1/34	400,000	451,920
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39	300,000	325,440
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.125%, 4/1/39	200,000	221,126
California GO, 5.00%, 3/1/15	500,000	554,340
California GO, Series 2012 B, VRN, 1.33%, 6/7/12	200,000	200,632
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22	300,000	350,928
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	100,000	116,803
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/22	120,000	140,371
California Economic Recovery GO, Series 2009 B, VRDN, 5.00%, 7/1/14	225,000	245,637
California Educational Facilities Authority Rev., Series 2012 U-2, (Stanford University), 5.00%, 10/1/32	300,000	406,560
California GO, 5.00%, 6/1/25	130,000	140,304
California GO, 5.625%, 4/1/26	500,000	587,715
California GO, 5.75%, 4/1/27	500,000	588,925
California GO, 5.00%, 2/1/28 (Ambac)	335,000	403,990
California GO, 5.75%, 4/1/28	500,000	585,540
California GO, 5.25%, 9/1/28	200,000	231,292
California GO, 5.00%, 10/1/41	100,000	107,518
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	10,000	13,331
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	245,000	289,387
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	300,000	349,854
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	150,000	173,244
California Health Facilities Financing Authority Rev., Series 2012 A, (Scripps Health), 5.00%, 11/15/40	200,000	217,998

11

	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	$250,000	$271,530
California Infrastructure & Economic Development Bank Rev., Series 2012 B-1, (J. Paul Getty Trust), VRDN, 0.48%, 6/7/12	1,500,000	1,500,075
California Municipal Finance Authority Rev., (Emerson College), 5.00%, 1/1/28	275,000	303,498
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services - Butterfield), 5.00%, 6/1/15	110,000	122,188
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	150,000	162,314
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	400,000	424,712
California State University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	300,000	336,396
California Statewide Communities Development Authority Rev., (Proposition 1A Receivables), 5.00%, 6/15/13	750,000	786,412
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/16	250,000	284,525
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	300,000	325,065
Chaffey Community College District GO, Series 2007 C, (Election of 2002), 5.00%, 6/1/32 (NATL)	265,000	289,889
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.00%, 6/1/17	425,000	474,436
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	120,000	132,974
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/21	250,000	301,172
Los Angeles Department of Water & Power Waterworks Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	400,000	464,676
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/36	150,000	168,386
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	300,000	373,563
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	400,000	452,744
Northern California Power Agency Rev., Series 2009 A, (Geothermal Project No. 3), 5.25%, 7/1/24	200,000	231,558
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	250,000	263,392
Poway Unified School District Rev., (School Facilities Improvement), 0.00%, 8/1/41(2)	500,000	113,245
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33	290,000	345,477
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	100,000	118,807
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/48(3)	150,000	166,637
San Diego Public Facilities Financing Sewer Authority Rev., Series 2010 A, 5.25%, 5/15/24	50,000	61,233
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	70,000	85,406
San Diego Unified School District GO, Series 2012 R-1, 0.00%, 7/1/30(2)	200,000	84,928
San Diego Unified School District GO, Series 2012 R-1, 0.00%, 7/1/31(2)	1,000,000	401,540

12

Principal Amount	Value
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	$250,000	$296,332
Vernon Electric System Rev., Series 2009 A, 5.50%, 8/1/15	420,000	469,955
Vernon Electric System Rev., Series 2012 A, 5.50%, 8/1/41	100,000	105,161
		16,621,081
COLORADO — 2.3%
Colorado Educational & Cultural Facilities Authority Rev., Series 2008 A13, (Jewish Federation), VRDN, 0.25%, 6/1/12 (LOC: Bank of America N.A.)	1,000,000	1,000,000
Colorado Health Facilities Authority Rev., Series 2008 D, (Catholic Health Initiatives), 6.25%, 10/1/33	240,000	282,178
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	200,000	224,036
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30	200,000	240,452
		1,746,666
CONNECTICUT — 1.7%
Connecticut GO, Series 2012 A, VRDN, 0.40%, 6/7/12	1,000,000	1,000,190
Connecticut Health & Educational Facilities Authority Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/17 (NATL)	200,000	231,956
		1,232,146
DELAWARE — 0.2%
New Castle County GO, Series 2009 A, 5.00%, 7/15/27	100,000	116,877
DISTRICT OF COLUMBIA — 1.8%
District of Columbia Income Tax Secured Rev., Series 2011 G, 5.00%, 12/1/36	300,000	345,396
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2012 B1, VRDN, 0.66%, 6/7/12	500,000	500,045
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	400,000	474,192
		1,319,633
FLORIDA — 3.0%
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	200,000	226,298
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17	200,000	228,896
Florida Board of Education Capital Outlay GO, Series 2007 G, 4.75%, 6/1/37 (NATL)	250,000	267,928
Florida Board of Education Capital Outlay GO, Series 2011 B, 5.125%, 6/1/40	300,000	337,323
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	200,000	233,750
Miami-Dade County Educational Facilities Authority Rev., Series 2008 A, (University of Miami), 5.50%, 4/1/38	200,000	216,198
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	85,000	92,750
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	100,000	114,576
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	300,000	354,183
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/17	100,000	120,676
		2,192,578
GEORGIA — 1.3%
Atlanta Airport Rev., Series 2010 C, 5.75%, 1/1/23	250,000	311,425
Atlanta Airport Rev., Series 2010 C, 5.25%, 1/1/30	200,000	228,218
Georgia Municipal Electric Power Authority Rev., Series 1998 Y, (Project One Special Obligation), 6.40%, 1/1/13 (Ambac)	10,000	10,287
Metropolitan Atlanta Rapid Transit Authority Rev., Series 2009 A, (Third Indenture), 5.00%, 7/1/39	400,000	441,700
		991,630

13

Principal Amount	Value
GUAM — 0.6%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.00%, 1/1/31	$150,000	$165,036
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	250,000	277,435
		442,471
HAWAII — 0.3%
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	200,000	219,688
IDAHO — 0.4%
Idaho Health Facilities Authority Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	272,613
ILLINOIS — 5.2%
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14	200,000	221,282
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15	200,000	228,020
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16	200,000	233,742
Chicago Sales Tax Rev., Series 2011 A, 5.25%, 1/1/38	100,000	113,054
Chicago Waterworks Rev., 5.00%, 11/1/42	200,000	223,860
Cook County GO, Series 2011 A, 5.25%, 11/15/28	200,000	227,362
Illinois GO, 5.00%, 1/1/17 (AGM)	200,000	223,682
Illinois GO, 5.00%, 3/1/37	100,000	106,464
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28	200,000	235,062
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/13	400,000	411,116
Illinois GO, Series 2006 A, 5.00%, 6/1/13	475,000	494,741
Metropolitan Pier & Exposition Authority Rev., Series 2002 A, (McCormick Place Exposition), 0.00%, 12/15/31 (NATL)(2)	325,000	131,245
Metropolitan Pier & Exposition Authority Rev., Series 2010 B2, (Taxable-McCormick), 5.00%, 6/15/50	250,000	263,783
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/15	250,000	275,295
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	150,000	170,514
Railsplitter Tobacco Settlement Authority Rev., 6.00%, 6/1/28	250,000	287,377
		3,846,599
INDIANA — 0.8%
Indiana Bond Bank Rev., Series 2006 A, (Special Program), 5.00%, 8/1/20 (AGM)	250,000	281,723
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	100,000	119,516
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.375%, 1/1/25	200,000	228,886
		630,125
KANSAS — 0.3%
Valdez Marine Terminal Rev., Series 2003 C, (BP Pipelines, Inc.), 5.00%, 1/1/21	200,000	236,456
KENTUCKY — 1.0%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	135,000	167,103
Kentucky Property & Buildings Community Rev., 5.50%, 11/1/28	250,000	287,408
Kentucky Turnpike Authority Economic Development Road Rev., Series 2008 A, (Revitalization), 5.00%, 7/1/17	240,000	287,858
		742,369
MARYLAND — 0.2%
Maryland Economic Development Corp. Student Housing Rev., (University of Maryland, College Park), 5.00%, 6/1/19	150,000	168,639

14

Principal Amount	Value
MASSACHUSETTS — 1.8%
Massachusetts GO, Series 2012 A, VRN, 0.43%, 6/1/12	$200,000	$199,982
Massachusetts Bay Transportation Authority Rev., Series 2008 A, (Assessment Bonds), 5.25%, 7/1/34	200,000	232,142
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	250,000	265,967
Massachusetts GO, Series 2008 A, (Consolidated Loan), 5.00%, 8/1/24	200,000	236,462
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(4)	200,000	240,784
Massachusetts Water Resources Authority Rev., Series 2011 C, 5.25%, 8/1/42	150,000	175,230
		1,350,567
MICHIGAN — 0.8%
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	250,000	276,875
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	150,000	150,810
Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	150,000	172,491
		600,176
MINNESOTA — 0.7%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., Series 2007 B, 5.00%, 1/1/25 (NATL/FGIC)	300,000	322,776
Minnesota GO, 5.00%, 6/1/18	200,000	232,222
		554,998
MISSOURI — 0.4%
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (Washington University), 5.375%, 3/15/39	250,000	289,305
NEBRASKA — 0.8%
Central Plains Energy Project Rev., 5.00%, 9/1/42	100,000	102,317
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/24	150,000	169,551
Nebraska Public Power District Rev., Series 2012 A, 5.00%, 1/1/25	250,000	297,680
		569,548
NEVADA — 0.3%
Clark County Airport System Rev., Series 2008 E, 5.00%, 7/1/14	200,000	217,058
NEW JERSEY — 7.1%
Monmouth County GO, (County College Bonds), 4.00%, 9/15/19	250,000	285,295
New Jersey Economic Development Authority Rev., 5.00%, 6/15/15	250,000	276,298
New Jersey Economic Development Authority Rev., Series 2011 EE, (School Facilities Construction), 5.00%, 9/1/23	70,000	82,661
New Jersey GO, 5.00%, 6/1/17	200,000	238,006
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15	250,000	285,015
New Jersey Health Care Facilities Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	200,000	208,510
New Jersey Health Care Facilities Financing Authority Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	200,000	217,670
New Jersey Institute of Technology Rev., Series 2012 A, 5.00%, 7/1/42	200,000	223,586
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18	150,000	177,617
New Jersey State Turnpike Authority Rev., Series 2009 H, 5.00%, 1/1/36	250,000	274,105
New Jersey Transportation Trust Fund Authority Rev., Series 2003 B-3, 5.00%, 12/15/18	330,000	397,122

15

Principal Amount	Value
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL)	$400,000	$502,476
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	250,000	308,012
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20 (AGM)	225,000	277,999
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/21 (NATL)	210,000	258,558
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/22 (AGM)	100,000	123,552
New Jersey Transportation Trust Fund Authority Rev., Series 2010 A, 0.00%, 12/15/31(2)	400,000	161,532
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.00%, 12/15/17	250,000	297,070
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.25%, 12/15/23	275,000	341,008
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.00%, 12/15/24	265,000	322,150
		5,258,242
NEW YORK — 16.4%
Hudson Yards Infrastructure Corp. Rev., Series 2011 A, 5.75%, 2/15/47	55,000	63,434
Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	150,000	169,062
Long Island Power Authority Electric System Rev., Series 2006 F, 5.00%, 5/1/17 (NATL)	100,000	116,709
Long Island Power Authority Electric System Rev., Series 2008 A, 6.00%, 5/1/33	250,000	300,242
Long Island Power Authority Electric System Rev., Series 2008 B, 5.25%, 4/1/19 (AGC-ICC)	150,000	182,517
Metropolitan Transportation Authority Rev., Series 2005 G, 5.00%, 11/15/19	250,000	302,110
Metropolitan Transportation Authority Rev., Series 2008 C, 6.50%, 11/15/28	250,000	320,692
Metropolitan Transportation Authority Rev., Series 2012 A1, VRDN, 0.32%, 6/7/12	500,000	499,990
Metropolitan Transportation Authority Rev., Series 2012 C, 5.00%, 11/15/41	300,000	331,500
New York GO, Series 2009 A, 5.00%, 2/15/39	300,000	333,777
New York GO, Series 2009 E, 5.00%, 8/1/16	400,000	465,220
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2004 C, 5.00%, 6/15/35	250,000	266,775
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	70,000	77,027
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43	250,000	278,738
New York City Transitional Finance Authority Rev., Series 2002-3E, (Future Tax Secured Bonds),VRDN, 0.25%, 6/1/12 (SBBPA: Landesbank Baden-Wurttemberg)	800,000	800,000
New York City Transitional Finance Authority Rev., Series 2004 D2, (Future Tax Secured Bonds), 5.00%, 11/1/12	215,000	219,345
New York City Transitional Finance Authority Rev., Series 2009 S4, 5.50%, 1/15/39	300,000	343,278
New York City Transitional Finance Authority Rev., Series 2011 1A, 5.00%, 7/15/25	150,000	177,966
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	200,000	223,946

16

Principal Amount	Value
New York GO, Series 2009 C, 5.00%, 8/1/23	$500,000	$585,255
New York Liberty Development Corp. Rev., (World Trade Center), 5.125%, 11/15/44	100,000	109,318
New York Local Government Assistance Corp. Rev., Series 2003 A5/6, 5.00%, 4/1/18	270,000	329,727
New York State Dormitory Authority Rev., (Columbia University), 4.00%, 7/1/13(1)	250,000	260,400
New York State Dormitory Authority Rev., (Mental Health Services Facilities Improvement), 5.50%, 2/15/18	300,000	367,584
New York State Dormitory Authority Rev., (Teachers College), 5.00%, 7/1/42	250,000	278,363
New York State Dormitory Authority Rev., Series 2008 A, (State Personal Income Tax), 5.00%, 3/15/19	300,000	364,593
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	250,000	280,880
New York State Dormitory Authority Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14	400,000	432,040
New York State Dormitory Authority Rev., Series 2012 A, (Columbia University), 5.00%, 10/1/22	500,000	648,055
New York State Dormitory Authority Rev., Series 2012 A, (State University Educational Facilities), 5.00%, 5/15/27	250,000	295,232
New York State Environmental Facilities Corp. Rev., Series 2009 A, 5.125%, 6/15/38	280,000	314,759
New York State Power Authority Rev., Series 2011 A, 5.00%, 11/15/38	200,000	228,732
New York State Thruway Authority Rev., Series 2012 A, (Local Highway & Bridge), 4.00%, 4/1/14	500,000	532,370
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	120,000	138,324
New York Urban Development Corp. State Personal Income Tax Rev., Series 2008 A1, (Economic Development & Housing), 5.00%, 12/15/22	340,000	404,294
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	250,000	278,188
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	235,000	277,772
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	100,000	120,297
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	200,000	225,026
Triborough Bridge & Tunnel Authority Rev., Series 2011 A, 5.00%, 1/1/28	200,000	238,144
		12,181,681
NORTH CAROLINA — 2.2%
Charlotte-Mecklenburg Hospital Authority Rev., Series 2012 A, 5.00%, 1/15/43	250,000	273,453
North Carolina Eastern Municipal Power Agency Rev., Series 2008 C, 6.75%, 1/1/24	250,000	313,170
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18	300,000	355,413
North Carolina Grant Anticipation Rev., VRDN, 4.00%, 3/1/18	200,000	226,674
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)	45,000	46,396

17

Principal Amount	Value
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13	$105,000	$108,157
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16	300,000	345,855
		1,669,118
OHIO — 0.3%
Franklin County Hospital Rev., Series 2011 A, (Ohio Health Corp.), 5.00%, 11/15/41	200,000	215,860
OKLAHOMA — 0.2%
Oklahoma Turnpike Authority Rev., Series 2011 A, (Second Series), 5.00%, 1/1/28	150,000	176,208
OREGON — 1.2%
Clackamas County Hospital Facility Authority Rev., Series 2009 A, (Legacy Health System), 5.50%, 7/15/35	200,000	217,070
Oregon GO, Series 2009 A, (State Board of Higher Education), 5.00%, 8/1/38	300,000	337,293
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	300,000	343,734
		898,097
PENNSYLVANIA — 2.6%
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL)(1)	500,000	617,355
Pennsylvania Turnpike Commission Rev., Series 2008 C, 6.00%, 6/1/28 (AGC)	200,000	233,858
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	150,000	164,637
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16	300,000	335,532
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	250,000	272,525
Philadelphia Water & Wastewater Rev., Series 2011 A, 5.00%, 1/1/41	100,000	108,754
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/25	150,000	172,749
		1,905,410
PUERTO RICO — 5.0%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14	500,000	532,725
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	500,000	554,520
Puerto Rico GO, Series 2002 A, (Public Improvement), 5.50%, 7/1/19 (FGIC)	100,000	113,219
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28	200,000	206,526
Puerto Rico GO, Series 2011 C, (Public Improvement), 5.75%, 7/1/36	385,000	410,048
Puerto Rico Highway & Transportation Authority Rev., Series 2007 N, 5.25%, 7/1/30 (Ambac)	525,000	572,323
Puerto Rico Public Buildings Authority Rev., Series 2009 Q, 5.625%, 7/1/39	400,000	419,476
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	75,000	87,483
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 5.50%, 8/1/31 (SBBPA: Government Development Bank for Puerto Rico)	150,000	161,565
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.50%, 8/1/42	150,000	161,184
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 C, 5.25%, 8/1/41	150,000	159,347
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 A1, 0.00%, 8/1/41(2)	700,000	133,028
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/22	150,000	180,777
		3,692,221

18

Principal Amount	Value
SOUTH CAROLINA — 0.4%
Piedmont Municipal Power Agency Electric Rev., Series 2009 A3, 5.00%, 1/1/17	$175,000	$201,903
South Carolina State Public Service Authority Rev., Series 2012 D, 5.00%, 12/1/43	100,000	111,893
		313,796
TENNESSEE — 2.5%
Clarksville Public Building Authority Rev., (Adjusted Financing Tennessee Municipal Bond), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	1,600,000	1,600,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., Series 2008 A, (Vanderbilt University), 5.00%, 10/1/15	225,000	257,179
		1,857,179
TEXAS — 7.5%
Austin Water & Wastewater System Rev., 5.00%, 11/15/28	140,000	166,775
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/15	300,000	333,576
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	300,000	344,145
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14	250,000	278,288
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19	250,000	312,572
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	100,000	121,063
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	100,000	120,094
Harris County Toll Road Rev., Series 2009 A, (Senior Lien), 5.00%, 8/15/38	400,000	445,308
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/23	250,000	300,822
Houston Independent School District GO, 2.50%, 6/1/30 (PSF-GTD)	250,000	261,905
Houston Utility System Rev., Series 2011 A, (First Lien), 5.00%, 11/15/33	250,000	285,190
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	200,000	209,122
Lower Colorado River Authority Rev., 5.00%, 5/15/15	200,000	224,706
North Texas Tollway Authority Rev., (First Tier), 6.00%, 1/1/38	300,000	347,823
North Texas Tollway Authority Rev., (First Tier), 6.00%, 1/1/43	150,000	173,436
North Texas Tollway Authority Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13, Prerefunded at 100% of Par(1)	225,000	230,749
San Antonio Water System Rev., 4.00%, 5/15/16	500,000	565,410
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Memorial Hospital and Scott, Sherwood & Brindley Foundation), 5.50%, 8/15/31	250,000	273,935
University of North Texas Rev., Series 2009 A, 5.00%, 4/15/32	250,000	289,712
West Harris County Regional Water Authority Rev., 5.00%, 12/15/35	250,000	274,743
		5,559,374
U.S. VIRGIN ISLANDS — 0.4%
Virgin Islands Public Finance Authority Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25	250,000	270,633

19

Principal Amount	Value
UTAH — 0.8%
Utah State Board of Regents Rev., Series 2006 A, (University of Utah Hospital), 5.25%, 8/1/21 (NATL)	$250,000	$315,370
Utah Transit Authority Sales Tax Rev., Series 2008 A, 5.00%, 6/15/20	250,000	297,805
		613,175
VIRGINIA — 1.6%
Norfolk Economic Development Authority Rev., Series 2012 B, (Sentara Healthcare), 5.00%, 11/1/43	250,000	275,035
Virginia College Building Authority Education Facilities Rev., Series 2012 A, (Christopher Newport University), 5.00%, 9/1/16	350,000	413,409
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	200,000	236,972
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	200,000	246,606
		1,172,022
WASHINGTON — 1.5%
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/16	150,000	172,986
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/34	200,000	227,230
Port of Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/30	200,000	225,608
Washington GO, Series 2008 A, 5.00%, 7/1/20	200,000	239,972
Washington Federal Highway Grant Anticipation Rev., Series 2012-F, (Senior 520 Corridor Program), 5.00%, 9/1/15(3)	250,000	284,757
		1,150,553
WISCONSIN — 1.6%
Milwaukee Redevelopment Authority Rev., (Milwaukee Public Schools - Neighborhood Schools Initiative), 5.125%, 8/1/13, Prerefunded at 100% of Par (Ambac)(1)	475,000	501,543
Wisconsin Health & Educational Facilities Authority Rev., (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	300,000	346,563
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	250,000	304,995
		1,153,101
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $69,234,653)		74,841,103
OTHER ASSETS AND LIABILITIES — (0.8)%		(573,280)
TOTAL NET ASSETS — 100.0%		$74,267,823

20

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
18	U.S. Treasury 10-Year Notes	September 2012	$2,410,875	$(13,259)

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation
AGC-ICC = Assured Guaranty Corporation - Insured Custody Certificates
AGM = Assured Guaranty Municipal Corporation
Ambac = American Municipal Bond Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
PSF-GTD = Permanent School Fund Guaranteed
Q-SBLF = Qualified School Board Loan Fund
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(3)	When-issued security.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $30,098.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MAY 31, 2012
Assets
Investment securities, at value (cost of $69,234,653)	$74,841,103
Cash	61,867
Receivable for capital shares sold	239,753
Interest receivable	932,358
76,075,081

Liabilities
Payable for investments purchased	1,253,373
Payable for capital shares redeemed	499,999
Payable for variation margin on futures contracts	4,219
Accrued management fees	28,769
Distribution and service fees payable	7,535
Dividends payable	13,363
1,807,258

Net Assets	$74,267,823

Net Assets Consist of:
Capital paid in	$70,022,445
Accumulated net investment loss	(193)
Accumulated net realized loss	(1,347,620)
Net unrealized appreciation	5,593,191
$74,267,823

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$49,255,069	4,210,598	$11.70
Institutional Class	$280,453	23,983	$11.69
A Class	$20,645,283	1,765,244	$11.70*
C Class	$4,087,018	349,401	$11.70

*Maximum offering price $12.25 (net asset value divided by 0.955).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MAY 31, 2012
Investment Income (Loss)
Income:
Interest	$2,209,506

Expenses:
Management fees	265,288
Distribution and service fees:
A Class	46,586
B Class	1,406
C Class	33,468
Trustees’ fees and expenses	4,215
Other expenses	76
351,039

Net investment income (loss)	1,858,467

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	267,090
Futures contract transactions	(48,634)
218,456

Change in net unrealized appreciation (depreciation) on:
Investments	3,718,641
Futures contracts	(12,456)
3,706,185

Net realized and unrealized gain (loss)	3,924,641

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,783,108

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2012 AND MAY 31, 2011
Increase (Decrease) in Net Assets	May 31, 2012	May 31, 2011
Operations
Net investment income (loss)	$1,858,467	$1,609,960
Net realized gain (loss)	218,456	(316,307)
Change in net unrealized appreciation (depreciation)	3,706,185	(394,335)
Net increase (decrease) in net assets resulting from operations	5,783,108	899,318

Distributions to Shareholders
From net investment income:
Investor Class	(1,167,007)	(668,572)
Institutional Class	(10,090)	(9,795)
A Class	(595,246)	(789,367)
B Class	(3,834)	(14,064)
C Class	(82,096)	(128,162)
Decrease in net assets from distributions	(1,858,273)	(1,609,960)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	26,013,036	6,562,604

Net increase (decrease) in net assets	29,937,871	5,851,962

Net Assets
Beginning of period	44,329,952	38,477,990
End of period	$74,267,823	$44,329,952

Accumulated net investment loss	$(193)	$(194)

See Notes to Financial Statements.

24

Notes to Financial Statements

MAY 31, 2012

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. The fund pursues its objective by investing primarily in long-term investment-grade municipal obligations.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

25

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.  The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2012 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide

26

that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2012 were $49,512,810 and $21,285,381, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2012		Year ended May 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,990,503	$33,983,506	2,444,990	$26,475,838
Issued in reinvestment of distributions	96,965	1,102,333	57,071	617,819
Redeemed	(1,050,425)	(11,844,987)	(1,220,165)	(13,132,148)
	2,037,043	23,240,852	1,281,896	13,961,509
Institutional Class
Sold	—	—	22,206	250,246
Issued in reinvestment of distributions	887	10,029	903	9,795
Redeemed	(2,517)	(28,194)	(8,229)	(89,825)
	(1,630)	(18,165)	14,880	170,216
A Class
Sold	472,627	5,362,857	369,226	4,034,930
Issued in reinvestment of distributions	43,841	496,625	61,707	672,977
Redeemed	(295,820)	(3,361,258)	(1,030,311)	(11,024,657)
	220,648	2,498,224	(599,378)	(6,316,750)
B Class
Issued in reinvestment of distributions	281	3,104	1,164	12,700
Redeemed	(33,025)	(367,834)	(22,188)	(242,385)
	(32,744)	(364,730)	(21,024)	(229,685)
C Class
Sold	135,345	1,559,761	103,357	1,131,162
Issued in reinvestment of distributions	6,825	77,157	10,882	118,397
Redeemed	(86,654)	(980,063)	(212,966)	(2,272,245)
	55,516	656,855	(98,727)	(1,022,686)
Net increase (decrease)	2,278,833	$26,013,036	577,647	$6,562,604

27

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $4,219 in payable for variation margin on futures contracts. For the year ended May 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $(48,634) in net realized gain (loss) on futures contract transactions and $(12,456) in change in net unrealized appreciation (depreciation) on futures contracts.

28

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2012 and May 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$1,855,130	$1,608,145
Taxable ordinary income	$3,143	$1,815
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$69,234,653
Gross tax appreciation of investments	$5,612,866
Gross tax depreciation of investments	(6,416)
Net tax appreciation (depreciation) of investments	$5,606,450
Net tax appreciation (depreciation) on derivatives	—
Other book-to-tax adjustments	$(61,445)
Net tax appreciation (depreciation)	$5,545,005
Undistributed tax-exempt income	—
Accumulated capital losses	$(1,299,627)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2013	2014	2015	2016	2017	2018	2019	Unlimited
$(142,310)	$(389,668)	—	$(415,549)	$(175,946)	$(72,593)	$(71,439)	$(32,122)

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.89	0.39	(2)	0.81	1.20	(0.39)	$11.70	11.22%	0.48%	3.42%	38%	$49,255
2011	$11.02	0.43	(2)	(0.13)	0.30	(0.43)	$10.89	2.77%	0.48%	3.94%	23%	$23,674
2010	$10.60	0.44	(2)	0.42	0.86	(0.44)	$11.02	8.32%	0.48%	4.04%	50%	$9,824
2009	$10.56	0.39		0.04	0.43	(0.39)	$10.60	4.32%	0.49%	3.84%	40%	$3,622
2008	$10.78	0.43		(0.22)	0.21	(0.43)	$10.56	1.99%	0.49%	4.02%	257%	$1,071
Institutional Class
2012	$10.89	0.42	(2)	0.79	1.21	(0.41)	$11.69	11.35%	0.28%	3.62%	38%	$280
2011	$11.02	0.45	(2)	(0.13)	0.32	(0.45)	$10.89	2.97%	0.28%	4.14%	23%	$279
2010	$10.60	0.45	(2)	0.44	0.89	(0.47)	$11.02	8.53%	0.28%	4.24%	50%	$118
2009	$10.56	0.42		0.04	0.46	(0.42)	$10.60	4.53%	0.29%	4.04%	40%	$18,460
2008	$10.78	0.45		(0.22)	0.23	(0.45)	$10.56	2.19%	0.29%	4.22%	257%	$17,661
A Class
2012	$10.89	0.36	(2)	0.81	1.17	(0.36)	$11.70	10.85%	0.73%	3.17%	38%	$20,645
2011	$11.02	0.40	(2)	(0.13)	0.27	(0.40)	$10.89	2.52%	0.73%	3.69%	23%	$16,820
2010	$10.60	0.41	(2)	0.43	0.84	(0.42)	$11.02	8.05%	0.73%	3.79%	50%	$23,618
2009	$10.56	0.37		0.04	0.41	(0.37)	$10.60	4.06%	0.74%	3.59%	40%	$20,619
2008	$10.78	0.40		(0.22)	0.18	(0.40)	$10.56	1.73%	0.74%	3.77%	257%	$9,320

30

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$10.89	0.28	(2)	0.81	1.09	(0.28)	$11.70	10.12%	1.48%	2.42%	38%	$4,087
2011	$11.02	0.32	(2)	(0.13)	0.19	(0.32)	$10.89	1.76%	1.48%	2.94%	23%	$3,201
2010	$10.60	0.33	(2)	0.43	0.76	(0.34)	$11.02	7.25%	1.48%	3.04%	50%	$4,325
2009	$10.56	0.29		0.04	0.33	(0.29)	$10.60	3.28%	1.49%	2.84%	40%	$3,749
2008	$10.78	0.32		(0.22)	0.10	(0.32)	$10.56	0.98%	1.49%	3.02%	257%	$1,152

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and
Shareholders of the Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 20, 2012

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,857,645 as exempt interest dividends for the fiscal year ended May 31, 2012.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75496   1207

ANNUAL REPORT          |          MAY 31, 2012

New York Tax-Free Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bonds (Munis) Benefited from a Flight to Quality

Notable extremes in international stock and U.S. Treasury bond returns for U.S. investors illustrated what happened in the global economy and in the financial markets during the 12 months ended May 31, 2012.

At one end of the 12-month return spectrum, international stock indices, particularly those representing European stocks, suffered losses in excess of 20% in U.S. dollar terms. Stock prices generally declined as global economic growth slowed and the European sovereign debt crisis worsened, particularly in Greece and Spain.

Those same factors drove demand higher for investments viewed as relative “safe havens” in times of economic and financial uncertainty. The 30-year U.S. Treasury bond returned 38% during the 12-month period, and the 10-year U.S. Treasury note returned 17%.

In between those international stock and U.S. Treasury extremes, the 12-month returns for U.S. stocks and the broader U.S. bond market were more middling—the S&P 500 Index declined 0.41%, while the Barclays U.S. Aggregate Bond Index advanced 7.12%.

The entire U.S. bond market, including munis, benefited from the flight to quality that drove U.S. Treasury bond returns to such heights. The investment-grade muni market posted its best May 31 fiscal year performance since 2001.

Such exceptional bond performance is unlikely to be repeated in the coming year. However, economic, financial, and political uncertainties remain, which we believe will keep interest rates relatively low and inflation contained through the next six months. In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries, Other Sectors

For the 12-month period ended May 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were among the market’s leading performers, outpacing most other sectors, including U.S. Treasuries, investment-grade and high-yield corporate bonds, and mortgage-backed securities.

In the first half of the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from institutional and nontraditional investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many analysts had projected) supported the muni market rally. Demand for munis remained strong in the second half of the 12-month period. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis. The strong second-half returns for these market segments pushed long-term and high-yield munis to the top of the muni market performance hierarchy for the entire 12-month period.

A surge of new issuance from states and cities in the first five months of 2012—representing a gain of $77 billion compared with the same period in 2011—led to more subdued returns during the final months of the reporting period. Specifically, a wave of refinancing from municipalities taking advantage of low interest rates generally led to muted performance among intermediate-term muni maturities.

Widespread Defaults Never Materialized

The muni market’s strong 12-month performance was particularly noteworthy, given the highly publicized projections at the end of 2010 of pending widespread defaults. That scenario did not materialize, as increased austerity and budget-balancing measures helped municipal issuers maintain their financial solvency. We believe the massive default warnings focused excessively on projected municipal liabilities and underestimated the issuers’ ability to raise taxes and cut expenses.

Economic risks remain, but we continue to believe no states will actually default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Long-Term Municipal Bond	16.60%	Treasury Bond	9.05%
Municipal High Yield Bond	15.42%	Aggregate Bond	7.12%
Municipal Bond	10.40%
7 Year Municipal Bond	8.37%

3

Performance

Total Returns as of May 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class(1)	ANYIX	9.37%	7.64%	6/30/09
Barclays Municipal Bond Index	—	10.40%	7.89%	—
Institutional Class(1)	ANYOX	9.59%	6.46%	3/1/10
A Class(1) No sales charge* With sales charge*	ANYAX	9.20% 4.29%	7.40% 5.73%	6/30/09
C Class(1)	ANTCX	8.29%	6.57%	6/30/09

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made June 30, 2009

*	From 6/30/09, the Investor Class’s inception date. Not annualized.

**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.65%	0.45%	0.90%	1.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

New York Tax-Free returned 9.37%* for the fiscal year ended May 31, 2012. By comparison, the Barclays Municipal Bond Index returned 10.40%, while the average return of the New York municipal debt funds tracked by Lipper Inc. was 11.05%.** Portfolio returns and the Lipper average reflect operating expenses, while index returns do not. (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of municipal bond (muni) indices (see page 3). New York munis generally lagged the broader municipal market, and the fund’s performance trailed the return of the Barclays Municipal Bond Index. Nevertheless, the fund outperformed the New York muni component of the Barclays Municipal Bond Index. The fund’s underperformance relative to the Lipper peer group average was primarily due to the fund’s smaller weighting in lower-quality securities, which outperformed higher-quality munis during the period, and less exposure to the longest end of the yield curve.

Credit Environment

State and local tax receipts continued to slowly improve during the 12-month period, as economic growth remained modest. Nevertheless, as of the fourth quarter of 2011, state revenues still remained 7% below pre-recession levels. Most states have grappled with steep budgetary challenges, prompting another round of deep spending cuts on addressed or projected shortfalls totaling $54 billion for fiscal 2013. Although muni credit-rating downgrades continued to outpace upgrades, the margin between the two continued to grow smaller. As of the end of 2011, the muni market’s default rate was lower than it was in 2010, extending a four-year trend of declining muni defaults.

New York’s fiscal outlook remained favorable. The state’s fiscal 2012 balanced budget erased a gap of $10 billion through consolidation, spending caps, cuts to education and health care, and income tax hikes. These efforts helped reduce the gap in the state’s fiscal 2013 budget (which began on April 1, 2012) to a more manageable $2 billion. Furthermore, New York has maintained solid credit ratings and, according to our research, a better pension situation than many other states.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

**
The average return for Lipper New York Municipal Debt Funds category was 8.14% since the fund’s inception on June 30, 2009. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

Portfolio Positioning

The fund’s continued emphasis on revenue bonds over general obligation bonds detracted from relative performance during the period. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, which tend to be higher-quality securities, along with transportation, and sales-tax secured bonds. These securities generally lagged general obligation bonds during the fund’s fiscal year.

In addition, the fund remained underweighted in bonds backed by personal income taxes. We also reduced our position in the health care sector, shifting these assets into transportation bonds to take advantage of relative values.

Late in the third calendar quarter of 2011, we implemented a position designed to benefit when the gap between Treasury and muni yields narrows. At that time, muni yields were 125% of comparable-maturity Treasury yields, which was well above historical averages. This strategy added value to the fund, as the yield gap gradually narrowed into the first quarter of 2012, and we exited the position.

Outlook

As we look to the second half of 2012, we believe the sluggish economy will continue to pose challenges for states and municipalities. In this environment, we believe our fundamental credit research and risk management capabilities will continue to drive results.

Recent lagging performance of munis in the 10-year maturity range (due to a wave of refinancing activity from municipalities taking advantage of low interest rates) has created value in the intermediate portion of the yield curve. We believe the technical supply factors that led to the underperformance eventually should unwind, as long as the demand for munis remains healthy. In addition, we expect to rotate out of the better-performing sectors, such as essential service revenue and health care bonds, and into some underperforming sectors to capture longer-term appreciation potential.

7

Fund Characteristics

May 31, 2012
Portfolio at a Glance
Weighted Average Maturity	13.3 years
Average Duration (Modified)	4.6 years

30-Day SEC Yields(1)
Investor Class	1.60%
Institutional Class	1.80%
A Class	1.29%
C Class	0.62%
Investor Class 30-Day Tax-Equivalent Yields(1)(2)
29.99% Tax Bracket	2.29%
32.79% Tax Bracket	2.38%
37.59% Tax Bracket	2.56%
40.73% Tax Bracket	2.70%
(1)Yields would have been lower if a portion of the management fee had not been waived.
(2)The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors	% of fund investments
Transportation Revenue	20%
General Obligation (GO)	13%
Special Tax Revenue/Severance Tax	12%
Certificates of Participation (COPs)/Leases	12%
Water/Sewer/Gas Revenue	11%

Types of Investments in Portfolio	% of net assets
Municipal Securities	101.5%
Other Assets and Liabilities	(1.5)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/11	Ending Account Value 5/31/12	Expenses Paid During Period(1) 12/1/11 – 5/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,053.30	$2.87	0.56%
Investor Class (before waiver)	$1,000	$1,053.30(2)	$3.29	0.64%
Institutional Class (after waiver)	$1,000	$1,054.40	$1.85	0.36%
Institutional Class (before waiver)	$1,000	$1,054.40(2)	$2.26	0.44%
A Class (after waiver)	$1,000	$1,052.00	$4.16	0.81%
A Class (before waiver)	$1,000	$1,052.00(2)	$4.57	0.89%
C Class (after waiver)	$1,000	$1,048.10	$7.99	1.56%
C Class (before waiver)	$1,000	$1,048.10(2)	$8.40	1.64%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.20	$2.83	0.56%
Investor Class (before waiver)	$1,000	$1,021.80	$3.23	0.64%
Institutional Class (after waiver)	$1,000	$1,023.20	$1.82	0.36%
Institutional Class (before waiver)	$1,000	$1,022.80	$2.23	0.44%
A Class (after waiver)	$1,000	$1,020.95	$4.09	0.81%
A Class (before waiver)	$1,000	$1,020.55	$4.50	0.89%
C Class (after waiver)	$1,000	$1,017.20	$7.87	1.56%
C Class (before waiver)	$1,000	$1,016.80	$8.27	1.64%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

MAY 31, 2012

	Principal Amount	Value
Municipal Securities — 101.5%
GUAM — 0.7%
Guam Government Business Privilege Tax Rev., Series 2012 B-1, 5.00%, 1/1/42(1)	$100,000	$107,521
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	50,000	55,764
		163,285
NEW YORK — 97.9%
Albany County Airport Authority Rev., Series 2010 A, 5.00%, 12/15/20 (AGM)	100,000	119,897
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	250,000	280,865
Buffalo & Erie County Industrial Land Development Corp. Rev., Series 2011 A, (Buffalo St. College Foundation Housing), 5.375%, 10/1/41	150,000	164,919
Erie County Fiscal Stability Authority Rev., Series 2010 B, (Sales Tax and State Aid Secured Bond), 5.00%, 7/1/17	100,000	119,201
Erie County Tobacco Asset Securitization Corp. Rev., Series 2005 A, 5.00%, 6/1/38	130,000	99,445
Hudson Yards Infrastructure Corp. Rev., Series 2006 A, 5.00%, 2/15/47	410,000	429,643
Hudson Yards Infrastructure Corp. Rev., Series 2011 A, 5.25%, 2/15/47	150,000	165,809
Hudson Yards Infrastructure Corp. Rev., Series 2011 A, 5.75%, 2/15/47	45,000	51,900
Long Island Power Authority Electric System Rev., Series 2003 B, 5.25%, 6/1/13	145,000	151,899
Long Island Power Authority Electric System Rev., Series 2003 C, 5.25%, 9/1/29 (CIFG)	100,000	119,133
Long Island Power Authority Electric System Rev., Series 2006 F, 5.00%, 5/1/17 (NATL)	135,000	157,557
Long Island Power Authority Electric System Rev., Series 2008 A, 6.00%, 5/1/33	200,000	240,194
Metropolitan Transportation Authority Rev., Series 2002 A, 5.50%, 11/15/14 (Ambac)	200,000	222,894
Metropolitan Transportation Authority Rev., Series 2005 A, 5.50%, 11/15/17 (Ambac)	100,000	121,932
Metropolitan Transportation Authority Rev., Series 2005 B, 5.25%, 11/15/23 (Ambac)	200,000	251,422
Metropolitan Transportation Authority Rev., Series 2005 B, 5.00%, 11/15/26 (Ambac)	100,000	111,046
Metropolitan Transportation Authority Rev., Series 2005 F, 5.00%, 11/15/15	200,000	227,610
Metropolitan Transportation Authority Rev., Series 2006 A, 5.00%, 11/15/19	100,000	114,051
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 0.86%, 6/7/12	100,000	100,091
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 5.00%, 11/15/14	165,000	181,096
Metropolitan Transportation Authority Rev., Series 2009 B, 5.00%, 11/15/34	100,000	111,678
Metropolitan Transportation Authority Rev., Series 2010 D, 5.00%, 11/15/16	100,000	117,097
Metropolitan Transportation Authority Rev., Series 2010 D, 5.25%, 11/15/40	110,000	122,916
Metropolitan Transportation Authority Rev., Series 2011 A, 5.00%, 11/15/20	150,000	185,029
Metropolitan Transportation Authority Service Contract Rev., Series 2002 A, 5.125%, 1/1/29	200,000	200,680
Monroe County Industrial Development Agency Rev., (Margaret Woodbury Strong Museum), VRDN, 0.19%, 6/7/12 (LOC: JPMorgan Chase Bank N.A.)	400,000	400,000

11

	Principal Amount	Value
Nassau County Industrial Development Agency Rev., Series 2010 A, (New York Institute of Technology), 5.25%, 3/1/20	$200,000	$234,830
Nassau County Interim Finance Authority Rev., Series 2005 D, (Sales Tax Secured Bond) 5.00%, 11/15/12 (NATL)	100,000	102,198
Nassau County Tobacco Settlement Corp. Rev., Series 2006 A3, 5.00%, 6/1/35	115,000	81,265
Nassau County Tobacco Settlement Corp. Rev., Series 2006 A3, 5.125%, 6/1/46	100,000	69,386
New York City GO, Series 2003 A, 5.00%, 8/1/12	150,000	151,208
New York City GO, Series 2005 M, 5.00%, 4/1/15 (AGM)	325,000	364,624
New York City GO, Series 2008 B1 5.25%, 9/1/22	100,000	118,113
New York City GO, Series 2008 C, 5.25%, 8/1/17	295,000	356,041
New York City GO, Series 2009 E, 5.00%, 8/1/20	100,000	121,228
New York City GO, Series 2009 I1 5.00%, 4/1/24	200,000	230,788
New York City GO, Series 2009 I1 5.30%, 4/1/27	100,000	115,905
New York City GO, Series 2009 I1, 5.375%, 4/1/36	300,000	343,215
New York City GO, Series 2009 J1, 5.00%, 5/15/31	200,000	226,348
New York City GO, Series 2012 I, 5.00%, 8/1/14(1)	200,000	219,278
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2008 DD, (Second General Resolution), 6.00%, 6/15/40	225,000	276,889
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2007 A, 5.00%, 6/15/38	100,000	111,701
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 BB, (Second General Resolution), 5.00%, 6/15/27	100,000	115,450
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 EE, 5.00%, 6/15/16	130,000	151,974
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 EE, 5.25%, 6/15/40	135,000	152,453
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 GG1, (Second General Resolution) 5.00%, 6/15/35	250,000	278,075
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2011 EE, (Second General Resolution), 5.375%, 6/15/43	300,000	346,593
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	200,000	220,076
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43	100,000	111,495
New York City Transitional Finance Authority Building Aid Rev., Series 2009 S5, 5.25%, 1/15/39	100,000	111,858
New York City Transitional Finance Authority Rev., Series 2002-3E, (Future Tax Secured Bonds), VRDN, 0.25%, 6/1/12 (SBBPA: Landesbank Baden-Wurttemberg)	300,000	300,000
New York City Transitional Finance Authority Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 11/1/13, Prerefunded at 100% of Par(2)	45,000	48,024
New York City Transitional Finance Authority Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 11/1/13	100,000	106,695
New York City Transitional Finance Authority Rev., Series 2010 I2, (Future Tax Secured Bonds), 5.00%, 11/1/27	125,000	146,484

12

Principal Amount	Value
New York City Transitional Finance Authority Rev., Series 2011 A, ( Future Tax Secured), 5.00%, 11/1/28	$140,000	$165,655
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	100,000	111,973
New York City Transitional Finance Authority Rev., Series 2011 D, (Future Tax Secured Bonds), 5.00%, 2/1/25	170,000	203,674
New York City Trust for Cultural Resources Rev., Series 2008 A2, VRDN, 0.22%, 6/1/12 (LOC: Bank of America N.A.)	600,000	600,000
New York City Trust for Cultural Resources Rev., Series 2009 A, (Carnegie Hall) 5.00%, 12/1/29	100,000	112,735
New York GO, Series 2008 A, 4.00%, 3/1/13	125,000	128,694
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	300,000	338,124
New York Liberty Development Corp. Rev., Series 2011, (World Trade Center Port Authority), 5.25%, 12/15/43	135,000	153,842
New York Liberty Development Corp. Rev., Series 2011, (World Trade Center), 5.00%, 11/15/44	150,000	162,509
New York Liberty Development Corp. Rev., Series 2011, (World Trade Center), 5.125%, 11/15/44	100,000	109,318
New York State Dormitory Authority Personal Income Tax Rev., Series 2008 B, 5.00%, 3/15/21	200,000	243,878
New York State Dormitory Authority Personal Income Tax Rev., Series 2009 B, 5.00%, 2/15/18	240,000	290,261
New York State Dormitory Authority Personal Income Tax Rev., Series 2009 D, 5.00%, 6/15/20	180,000	223,196
New York State Dormitory Authority Rev., (Brooklyn Law School), 5.75%, 7/1/33	100,000	114,173
New York State Dormitory Authority Rev., (Highland Hospital Rochester), 5.20%, 7/1/32	100,000	109,102
New York State Dormitory Authority Rev., (Manhattan Marymount), 5.00%, 7/1/14	200,000	210,920
New York State Dormitory Authority Rev., (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/26	150,000	168,873
New York State Dormitory Authority Rev., (Mount Sinai School of Medicine), 5.25%, 7/1/24	100,000	114,191
New York State Dormitory Authority Rev., (Teachers College), 5.00%, 7/1/42	100,000	111,345
New York State Dormitory Authority Rev., (Yeshiva University), 5.00%, 9/1/38	100,000	107,701
New York State Dormitory Authority Rev., Series 2005 A, (State University Educational Facilities), 5.50%, 5/15/17 (NATL/FGIC)	100,000	121,223
New York State Dormitory Authority Rev., Series 2008 B, (New York University), 5.00%, 7/1/22	100,000	116,354
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/30	100,000	112,287
New York State Dormitory Authority Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/22	100,000	114,413
New York State Dormitory Authority Rev., Series 2011 A, (Fordham University), 5.125%, 7/1/29	100,000	114,262
New York State Dormitory Authority Rev., Series 2011 A, (NYU Hospitals Center), 6.00%, 7/1/40	150,000	173,739
New York State Dormitory Authority Rev., Series 2012 A, (Columbia University), 5.00%, 10/1/22	200,000	259,222
New York State Dormitory Authority Rev., Series 2012 A, (State University Educational Facilities), 5.00%, 5/15/30	100,000	116,680

13

Principal Amount	Value
New York State Environmental Facilities Corp. Rev., Series 2012 A, 4.00%, 6/15/15	$350,000	$387,684
New York State Environmental Facilities Corp. Clean Water & Drinking Rev., Series 2009 A, 5.00%, 6/15/29	130,000	155,102
New York State Local Government Assistance Corp. Rev., Series 2008 A, (Senior Lien), 5.00%, 4/1/20	225,000	270,985
New York State Local Government Assistance Corp. Rev., Series 2008 C, (Senior Lien), 5.00%, 4/1/15	265,000	298,385
New York State Power Authority Rev., Series 2007 C, 5.00%, 11/15/14 (NATL)	165,000	183,571
New York State Power Authority Rev., Series 2011 A, 5.00%, 11/15/38	100,000	114,366
New York State Thruway Authority Rev., Series 2007 H, 5.00%, 1/1/14 (NATL)	150,000	160,248
New York State Thruway Authority Rev., Series 2012 A, (Local Highway & Bridge), 4.00%, 4/1/14	400,000	425,896
New York State Thruway Authority Second General Highway & Bridge Trust Fund Rev., Series 2005 B, 5.00%, 4/1/13 (NATL/FGIC)	245,000	254,954
New York State Thruway Authority Second General Highway & Bridge Trust Fund Rev., Series 2010 A, 5.00%, 4/1/26	200,000	234,324
New York State Urban Development Corp. Rev., Series 2008 D, 5.25%, 1/1/21	100,000	119,035
New York State Urban Development Corp. Rev., Series 2009 A1, (State Personal Income Tax), 5.00%, 12/15/28	275,000	322,110
Niagara Area Development Corp. Rev., Series 2012 A, (Niagra University), 3.00%, 5/1/14	150,000	154,623
Niagara Area Development Corp. Rev., Series 2012 A, (Niagra University), 5.00%, 5/1/30	100,000	108,672
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)	200,000	222,434
Onondaga County Trust for Cultural Resources Rev., Series 2010 B, (Syracuse University), 5.00%, 12/1/15	170,000	193,671
Plainview Old Bethpage Central School District GO, 4.75%, 12/15/15	200,000	229,740
Port Authority of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Fifty-Third Series), 5.00%, 7/15/35	100,000	110,430
Port Authority of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Fifty-Third Series), 5.00%, 7/15/38	310,000	340,519
Port Authority of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Sixty-Sixth Series), 5.00%, 1/15/41	115,000	128,967
Port Authority of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Sixty-Third Series), 5.00%, 7/15/32	100,000	114,357
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 5.00%, 12/1/20	150,000	163,653
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	150,000	166,913
Sales Tax Asset Receivable Corp. Rev., Series 2004 A, 5.00%, 10/15/29 (Ambac)(3)	100,000	109,049
Sales Tax Asset Receivable Corp. Rev., Series 2004 A, 5.00%, 10/15/32 (Ambac)	300,000	326,409
South Colonie Central School District GO, 5.00%, 6/15/17	100,000	118,467
Tobacco Settlement Financing Corp. Rev., Series 2003 B1C, 5.50%, 6/1/21	400,000	420,100
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/14	350,000	379,897

14

Principal Amount	Value
Triborough Bridge & Tunnel Authority Rev., Series 2002 B, 5.25%, 11/15/12	$85,000	$86,964
Triborough Bridge & Tunnel Authority Rev., Series 2008 A, 5.00%, 11/15/33	250,000	279,755
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	200,000	225,026
Triborough Bridge & Tunnel Authority Rev., Series 2008 D, 5.00%, 11/15/14	100,000	110,787
Triborough Bridge & Tunnel Authority Rev., Series 2010 A1, VRDN, 4.00%, 11/15/12	350,000	355,873
		21,961,508
PUERTO RICO — 2.9%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	200,000	221,808
Puerto Rico Electric Power Authority Rev., Series 2003 NN, 5.25%, 7/1/23 (NATL)	250,000	286,187
Puerto Rico Sales Tax Financing Corp. Rev., Series 2009 A, 5.75%, 8/1/37	100,000	111,101
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 A1, 0.00%, 8/1/41(4)	150,000	28,506
		647,602
TOTAL INVESTMENT SECURITIES — 101.5% (Cost $21,271,520)		22,772,395
OTHER ASSETS AND LIABILITIES — (1.5)%		(340,037)
TOTAL NET ASSETS — 100.0%		$22,432,358

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
6	U.S. Treasury 10-Year Notes	September 2012	$803,625	$(4,420)

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
Ambac = American Municipal Bond Assurance Corporation
CIFG = CDC IXIS Financial Guaranty North America
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	When-issued security.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $10,905.

(4)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MAY 31, 2012
Assets
Investment securities, at value (cost of $21,271,520)	$22,772,395
Cash	65,027
Receivable for investments sold	20,000
Receivable for capital shares sold	11,100
Interest receivable	251,844
23,120,366

Liabilities
Payable for investments purchased	640,840
Payable for capital shares redeemed	21,827
Payable for variation margin on futures contracts	1,406
Accrued management fees	10,084
Distribution and service fees payable	3,895
Dividends payable	9,956
688,008

Net Assets	$22,432,358

Net Assets Consist of:
Capital paid in	$20,688,922
Undistributed net realized gain	246,981
Net unrealized appreciation	1,496,455
$22,432,358

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$8,179,108	729,354	$11.21
Institutional Class	$1,435,102	127,966	$11.21
A Class	$11,039,281	983,976	$11.22*
C Class	$1,778,867	158,621	$11.21

*Maximum offering price $11.75 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MAY 31, 2012
Investment Income (Loss)
Income:
Interest	$790,855

Expenses:
Management fees	139,223
Distribution and service fees:
A Class	25,045
C Class	25,150
Trustees’ fees and expenses	1,993
191,411
Fees waived	(17,558)
173,853

Net investment income (loss)	617,002

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	463,520
Futures contract transactions	(16,382)
447,138

Change in net unrealized appreciation (depreciation) on:
Investments	923,577
Futures contracts	(3,381)
920,196

Net realized and unrealized gain (loss)	1,367,334

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,984,336

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2012 AND MAY 31, 2011
Increase (Decrease) in Net Assets	May 31, 2012	May 31, 2011
Operations
Net investment income (loss)	$617,002	$768,016
Net realized gain (loss)	447,138	(65,855)
Change in net unrealized appreciation (depreciation)	920,196	(113,660)
Net increase (decrease) in net assets resulting from operations	1,984,336	588,501

Distributions to Shareholders
From net investment income:
Investor Class	(262,116)	(448,691)
Institutional Class	(34,855)	(3,977)
A Class	(270,157)	(258,152)
C Class	(49,798)	(63,794)
From net realized gains:
Investor Class	(46,089)	(10,389)
Institutional Class	(7,996)	(19)
A Class	(57,281)	(6,265)
C Class	(17,749)	(2,258)
Decrease in net assets from distributions	(746,041)	(793,545)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(5,170,823)	3,410,181

Net increase (decrease) in net assets	(3,932,528)	3,205,137

Net Assets
Beginning of period	26,364,886	23,159,749
End of period	$22,432,358	$26,364,886

Accumulated net investment loss	—	$(83)

See Notes to Financial Statements.

18

Notes to Financial Statements

MAY 31, 2012

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. New York Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return through high current income that is exempt from federal and New York state and local income taxes. The fund pursues its objective by investing primarily in investment-grade municipal obligations.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

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When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3225% to 0.4400%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From June 1, 2011 through July 31, 2011, the investment advisor voluntarily agreed to waive 0.07% of its management fee. Effective August 1, 2011, the investment advisor voluntarily agreed to waive 0.08% of its management fee. The investment advisor expects the fee waiver to continue through September 30, 2013, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the year ended May 31, 2012 was $6,862, $881, $7,853, and $1,962 for the Investor Class, Institutional Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended May 31, 2012 was 0.63% for the Investor Class, A Class and C Class and 0.43% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended May 31, 2012 was 0.55% for the Investor Class, A Class and C Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2012 were $20,856,510 and $25,902,036, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2012		Year ended May 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	219,171	$2,406,717	536,869	$5,731,520
Issued in reinvestment of distributions	25,987	283,171	42,481	449,900
Redeemed	(762,529)	(8,259,038)	(469,488)	(4,914,619)
	(517,371)	(5,569,150)	109,862	1,266,801
Institutional Class
Sold	68,495	744,896	53,422	549,855
Issued in reinvestment of distributions	3,903	42,851	379	3,996
Redeemed	(568)	(6,229)	(56)	(594)
	71,830	781,518	53,745	553,257
A Class
Sold	408,037	4,477,462	352,044	3,711,251
Issued in reinvestment of distributions	21,016	230,033	18,184	192,085
Redeemed	(339,464)	(3,709,026)	(235,842)	(2,484,882)
	89,589	998,469	134,386	1,418,454
C Class
Sold	90,210	993,946	41,848	444,432
Issued in reinvestment of distributions	4,947	53,897	5,399	57,064
Redeemed	(221,856)	(2,429,503)	(31,876)	(329,827)
	(126,699)	(1,381,660)	15,371	171,669
Net increase (decrease)	(482,651)	$(5,170,823)	313,364	$3,410,181

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

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7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $1,406 in payable for variation margin on futures contracts. For the year ended May 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $(16,382) in net realized gain (loss) on futures contract transactions and $(3,381) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2012 and May 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$616,919	$774,697
Taxable ordinary income	—	$18,848
Long-term capital gains	$129,122	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of May 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$21,271,520
Gross tax appreciation of investments	$1,516,283
Gross tax depreciation of investments	(15,408)
Net tax appreciation (depreciation) of investments	$1,500,875
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$1,500,875
Undistributed tax-exempt income	—
Accumulated long-term gains	$242,561

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.62	0.32	0.66	0.98	(0.32)	(0.07)	(0.39)	$11.21	9.37%	0.56%	0.64%	2.96%	2.88%	95%	$8,179
2011	$10.68	0.33	(0.05)	0.28	(0.33)	(0.01)	(0.34)	$10.62	2.66%	0.54%	0.65%	3.08%	2.97%	21%	$13,238
2010(3)	$10.00	0.35	0.68	1.03	(0.34)	(0.01)	(0.35)	$10.68	10.39%	0.00%(4)(5)	0.64%(4)	3.60%(4)	2.96%(4)	16%	$12,136
Institutional Class
2012	$10.62	0.34	0.67	1.01	(0.35)	(0.07)	(0.42)	$11.21	9.59%	0.36%	0.44%	3.16%	3.08%	95%	$1,435
2011	$10.67	0.35	(0.04)	0.31	(0.35)	(0.01)	(0.36)	$10.62	2.95%	0.36%	0.44%	3.26%	3.18%	21%	$596
2010(6)	$10.55	0.10	0.12	0.22	(0.10)	—	(0.10)	$10.67	2.05%	0.00%(4)(5)	0.44%(4)	3.61%(4)	3.17%(4)	16%(7)	$26
A Class
2012	$10.62	0.30	0.67	0.97	(0.30)	(0.07)	(0.37)	$11.22	9.20%	0.81%	0.89%	2.71%	2.63%	95%	$11,039
2011	$10.68	0.30	(0.05)	0.25	(0.30)	(0.01)	(0.31)	$10.62	2.40%	0.79%	0.90%	2.83%	2.72%	21%	$9,501
2010(3)	$10.00	0.32	0.68	1.00	(0.31)	(0.01)	(0.32)	$10.68	10.16%	0.25%(4)	0.89%(4)	3.35%(4)	2.71%(4)	16%	$8,116
C Class
2012	$10.62	0.22	0.65	0.87	(0.21)	(0.07)	(0.28)	$11.21	8.29%	1.56%	1.64%	1.96%	1.88%	95%	$1,779
2011	$10.68	0.22	(0.05)	0.17	(0.22)	(0.01)	(0.23)	$10.62	1.64%	1.54%	1.65%	2.08%	1.97%	21%	$3,030
2010(3)	$10.00	0.25	0.68	0.93	(0.24)	(0.01)	(0.25)	$10.68	9.41%	1.00%(4)	1.64%(4)	2.60%(4)	1.96%(4)	16%	$2,882

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	June 30, 2009 (fund inception) through May 31, 2010.

(4)	Annualized.

(5)	Ratio was less than 0.005%.

(6)	March 1, 2010 (commencement of sale) through May 31, 2010.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2009 (fund inception) through May 31, 2010.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the New York Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax-Free Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 20, 2012

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is
4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $613,796 as exempt interest dividends for the fiscal year ended May 31, 2012.

The fund hereby designates $129,122, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended May 31, 2012.

31

Notes

32

Contact Us	americancentury.com
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American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75500   1207

ANNUAL REPORT          |          MAY 31, 2012

Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bonds (Munis) Benefited from a Flight to Quality

Notable extremes in international stock and U.S. Treasury bond returns for U.S. investors illustrated what happened in the global economy and in the financial markets during the 12 months ended May 31, 2012.

At one end of the 12-month return spectrum, international stock indices, particularly those representing European stocks, suffered losses in excess of 20% in U.S. dollar terms. Stock prices generally declined as global economic growth slowed and the European sovereign debt crisis worsened, particularly in Greece and Spain.

Those same factors drove demand higher for investments viewed as relative “safe havens” in times of economic and financial uncertainty. The 30-year U.S. Treasury bond returned 38% during the 12-month period, and the 10-year U.S. Treasury note returned 17%.

In between those international stock and U.S. Treasury extremes, the 12-month returns for U.S. stocks and the broader U.S. bond market were more middling—the S&P 500 Index declined 0.41%, while the Barclays U.S. Aggregate Bond Index advanced 7.12%.

The entire U.S. bond market, including munis, benefited from the flight to quality that drove U.S. Treasury bond returns to such heights. The investment-grade muni market posted its best May 31 fiscal year performance since 2001.

Such exceptional bond performance is unlikely to be repeated in the coming year. However, economic, financial, and political uncertainties remain, which we believe will keep interest rates relatively low and inflation contained through the next six months. In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries, Other Sectors

For the 12-month period ended May 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were among the market’s leading performers, outpacing most other sectors, including U.S. Treasuries, investment-grade and high-yield corporate bonds, and mortgage-backed securities.

In the first half of the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from institutional and nontraditional investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many analysts had projected) supported the muni market rally.  Demand for munis remained strong in the second half of the 12-month period. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis. The strong second-half returns for these market segments pushed long-term and high-yield munis to the top of the muni market performance hierarchy for the entire 12-month period.

A surge of new issuance from states and cities in the first five months of 2012—representing a gain of $77 billion compared with the same period in 2011—led to more subdued returns during the final months of the reporting period. Specifically, a wave of refinancing from municipalities taking advantage of low interest rates generally led to muted performance among intermediate-term muni maturities.

Widespread Defaults Never Materialized

The muni market’s strong 12-month performance was particularly noteworthy, given the highly publicized projections at the end of 2010 of pending widespread defaults. That scenario did not materialize, as increased austerity and budget-balancing measures helped municipal issuers maintain their financial solvency. We believe the massive default warnings focused excessively on projected municipal liabilities and underestimated the issuers’ ability to raise taxes and cut expenses.

Economic risks remain, but we continue to believe no states will actually default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Long-Term Municipal Bond	16.60%	Treasury Bond	9.05%
Municipal High Yield Bond	15.42%	Aggregate Bond	7.12%
Municipal Bond	10.40%
7 Year Municipal Bond	8.37%

3

Performance

Total Returns as of May 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BNTXX	0.01%(1)	0.94%(1)	1.34%	2.88%(1)	7/31/84

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MAY 31, 2012
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.01%
7-Day Effective Yield
After waiver(1)	0.01%
7-Day Tax-Equivalent Current Yields(1)(2)
25.00% Tax Bracket	0.01%
28.00% Tax Bracket	0.01%
33.00% Tax Bracket	0.01%
35.00% Tax Bracket	0.02%

(1)	Yields would have been lower if a portion of the management fee had not been waived.

(2)	The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio at a Glance
Weighted Average Maturity	14 days
Weighted Average Life	17 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	91%
31-90 days	4%
91-180 days	5%
More than 180 days	—

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/11	Ending Account Value 5/31/12	Expenses Paid During Period(1) 12/1/11 - 5/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$2.30	0.46%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.50	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.70	$2.33	0.46%
Investor Class (before waiver)	$1,000	$1,022.50	$2.53	0.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MAY 31, 2012

	Principal Amount	Value
Municipal Securities — 94.8%
ALABAMA — 1.0%
Troy Health Care Authority Rev., (Southeast Rural Health), VRDN, 0.28%, 6/7/12 (LOC: Troy Bank and Trust Co. and FHLB)	$2,000,000	$2,000,000
CALIFORNIA — 20.5%
California Economic Development Financing Authority Rev., Series 1996 A, (Joseph Schmidt), VRDN, 0.70%, 6/7/12 (LOC: Bank of the West and BNP Paribas)	2,850,000	2,850,000
California Infrastructure & Economic Development Bank Rev., (Haig Precision Manufacturing Corp.), VRDN, 0.70%, 6/7/12 (LOC: Bank of the West)	1,230,000	1,230,000
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (Bay Photo, Inc.), VRDN, 0.28%, 6/7/12 (LOC: Comerica Bank)	4,375,000	4,375,000
California School Cash Reserve Program Authority Rev., Series 2011 B, 2.00%, 6/1/12	6,000,000	6,000,000
Metropolitan Water District of Southern California Rev., Series 2011 B, 2.00%, 7/1/12	2,000,000	2,002,845
Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.60%, 6/7/12 (LOC: Landesbank Baden-Wurttemberg)	9,000,000	9,000,000
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.25%, 6/7/12 (SBBPA: JPMorgan Chase Bank N.A.)	5,900,000	5,900,000
Victorville Joint Powers Finance Authority Rev., Series 2007 A, (Cogeneration Facility), VRDN, 2.75%, 6/7/12 (LOC: BNP Paribas)	11,340,000	11,340,000
		42,697,845
COLORADO — 3.6%
City & County of Denver Rev., Series 2011 B, 2.50%, 11/15/12	3,205,000	3,233,637
City of Lafayette Rev., (Traditions at Lafayette), VRDN, 0.21%, 6/6/12 (LOC: Wells Fargo Bank N.A.)	2,000,000	2,000,000
Colorado Educational & Cultural Facilities Authority Rev., (YMCA Metro Denver), VRDN, 0.28%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	975,000	975,000
County of Boulder Rev., (Mental Health Center), VRDN, 0.28%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	1,375,000	1,375,000
		7,583,637
CONNECTICUT — 0.6%
Connecticut State Health & Educational Facility Authority Rev., Series 2001 A, (United Methodist Home), VRDN, 0.25%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	1,200,000	1,200,000
FLORIDA — 4.7%
City of Venice Rev., Series 2002 B, (Bon Secours Health System), VRDN, 0.23%, 6/7/12 (AGM)(LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
County of DeSoto Industrial Development Rev., (Tremron, Inc.), VRDN, 0.26%, 6/7/12 (LOC: Branch Banking & Trust)	1,600,000	1,600,000
JP Morgan Chase PUTTERs/DRIVERs Trust Rev., Series 2009-3439, VRDN, 0.28%, 6/7/12 (AGM-CR/XLCA)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,695,000	3,695,000
Orange County Industrial Development Authority Rev., (Trinity Preparatory School, Inc.), VRDN, 0.28%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	855,000	855,000
University Athletic Association Inc. Rev., VRDN, 0.21%, 6/1/12 (LOC: JPMorgan Chase Bank N.A.)	2,585,000	2,585,000
		9,735,000

8

	Principal Amount	Value
GEORGIA — 2.0%
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.26%, 6/1/12	$1,000,000	$1,000,000
Appling County Development Authority Rev., (Georgia Power Co. Plant), VRDN, 0.26%, 6/1/12	850,000	850,000
Putnam County Development Authority Rev., (Georgia Power Co.- Plant Branch), VRDN, 0.26%, 6/1/12	900,000	900,000
Stephens County Development Authority Solid Waste Disposable Facilities Rev., (Caterpillar, Inc.), VRDN, 0.53%, 6/7/12	1,520,000	1,520,000
		4,270,000
IDAHO — 6.0%
Gooding County Industrial Development Corps. Rev., (Southfield Dairy), VRDN, 0.33%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	3,630,000	3,630,000
Idaho Housing & Finance Association Rev., Series 2011 A, (Traditions At Boise Apartments), VRDN, 0.22%, 6/6/12 (LOC: East West Bank)(LIQ FAC: FHLMC)(SBBPA: FHLB)	8,900,000	8,900,000
		12,530,000
ILLINOIS — 3.3%
Chicago O’Hare International Airport Rev., Series 1988 B, (Aces-General Airport Second Lien), VRDN, 0.28%, 6/6/12 (LOC: Bayerische Landesbank)	2,000,000	2,000,000
Illinois Finance Authority Rev., (Radiological Society), VRDN, 0.29%, 6/7/12 (LOC: JPMorgan Chase Bank N.A.)	880,000	880,000
Illinois Housing Development Authority Multi-Family Housing Rev., (Rome Meadows), VRDN, 0.58%, 6/7/12 (LOC: First National Bank and FHLB)	1,880,000	1,880,000
Rock Island County Metropolitan Airport Authority Rev., (Elliott Aviation), VRDN, 0.56%, 6/6/12 (LOC: U.S. Bank N.A.)	2,155,000	2,155,000
		6,915,000
INDIANA — 0.9%
Indiana Educational Facilities Authority Rev., (Wabash College Educational Facilities), VRDN, 0.23%, 6/7/12 (LOC: JPMorgan Chase Bank N.A.)	945,000	945,000
Indiana Health Facility Financing Authority Rev., (Stone Belt Arc, Inc.), VRDN, 0.29%, 6/6/12 (LOC: JPMorgan Chase Bank N.A.)	400,000	400,000
University of Southern Indiana Rev., Series 1999 G, (Student Fee), VRDN, 0.29%, 6/6/12 (LOC: JPMorgan Chase Bank N.A.)	550,000	550,000
		1,895,000
IOWA — 3.5%
Iowa Finance Authority Rev., Series 2009 F, 5.00%, 8/15/12	2,500,000	2,523,294
Iowa Finance Authority Economic Development Rev., Series 2009 B, (Midwestern Disaster Area), VRDN, 0.23%, 6/7/12	4,000,000	4,000,000
Iowa Finance Authority Industrial Development Rev., (Embria Health Sciences), VRDN, 0.33%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	795,000	795,000
		7,318,294
KENTUCKY — 1.2%
City of Russell Rev., Series 2002 B, (Bon Secours Health System), VRDN, 0.23%, 6/7/12 (AGM)(LOC: JPMorgan Chase Bank N.A.)	2,410,000	2,410,000
LOUISIANA — 2.5%
Louisiana Local Government Environmental Facilities & Community Development Authority Rev., (Hollybrook Enterprises LLC), VRDN, 0.33%, 6/7/12 (LOC: First South Farm Credit and Wells Fargo Bank N.A.)	1,600,000	1,600,000
Terrebonne Economic Development Authority Gulf Opportunity Zone Rev., (Buquet Distribution Co.), VRDN, 0.45%, 6/7/12 (LOC: Community Bank and FHLB)	3,515,000	3,515,000
		5,115,000

9

Principal Amount	Value
MAINE — 0.5%
Town of Dover-Foxcroft Rev., (Pleasant River), VRDN, 0.45%, 6/6/12 (LOC: CoBANK ACB and Wells Fargo Bank N.A.)	$1,015,000	$1,015,000
MARYLAND — 3.5%
Baltimore Industrial Development Authority Rev., (Baltimore Cap Acquisition), VRDN, 0.29%, 6/6/12 (LOC: Bayerische Landesbank)	7,300,000	7,300,000
MASSACHUSETTS — 0.5%
Massachusetts Industrial Finance Agency Rev., (Abbott Box Co., Inc.), VRDN, 0.66%, 6/6/12 (LOC: Sovereign Bank F.S.B. and Bank of New York Mellon)	1,065,000	1,065,000
MINNESOTA — 0.7%
City of Cohasset Rev., Series 1997 C, (Minnesota Power & Light Co.), VRDN, 0.25%, 6/7/12 (LOC: JPMorgan Chase Bank N.A.)	1,450,000	1,450,000
MISSISSIPPI — 0.8%
Mississippi Business Finance Corp. Rev., Series 2004 B, VRDN, 0.30%, 6/7/12 (LOC: U.S. Bank N.A.)	1,650,000	1,650,000
NEW YORK — 5.2%
City of New York GO, Series 1995 F-4, VRDN, 0.24%, 6/6/12 (LOC: Landesbank Hessen-Thuringen Girozentrale)	3,800,000	3,800,000
City of New York GO, Series 1995 F-5, VRDN, 0.24%, 6/6/12 (LOC: Bayerische Landesbank)	1,500,000	1,500,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Series 2002-2F, VRDN, 0.25%, 6/1/12 (LIQ FAC: Bayerische Landesbank)	1,500,000	1,500,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Series 2002-3E, VRDN, 0.25%, 6/1/12 (SPA: Landesbank Baden-Wurttemberg)	4,000,000	4,000,000
		10,800,000
NORTH CAROLINA — 2.2%
North Carolina Housing Finance Agency Rev., Series 2000 A, (Appalachian Student Housing Corp.), VRDN, 0.28%, 6/6/12 (LOC: Wells Fargo Bank N.A.)	340,000	340,000
North Carolina Medical Care Commission Healthcare Facilities Rev., (Carolina Village, Inc.), VRDN, 0.28%, 6/7/12 (LOC: First Citizens Bank and Trust Co. and Wells Fargo Bank N.A.)	3,500,000	3,500,000
North Carolina Medical Care Commission Healthcare Facilities Rev., (Stanley Total Living Center), VRDN, 0.28%, 6/7/12 (LOC: Wells Fargo Bank N.A.)(1)	805,000	805,000
		4,645,000
NORTH DAKOTA — 0.1%
City of Grand Forks Rev., Series 1996 A, (The United Hospital Group), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	115,000	115,000
OHIO — 1.9%
County of Putnam Healthcare Facilities Rev., (Hilty Memorial Home), VRDN, 0.23%, 6/7/12 (LOC: First Federal Bank of Midwest and FHLB)	3,885,000	3,885,000
OREGON — 0.6%
Oregon State Department of Administrative Services Rev., 5.00%, 9/1/12 (AGM)	1,300,000	1,315,020
PENNSYLVANIA — 5.7%
Berks County Municipal Authority Rev., Series 2009 A5, (Reading Hospital and Medical Center), VRN, 0.34%, 6/7/12	9,880,000	9,880,000
Philadelphia Authority for Industrial Development Rev., Series 2007 B, (Chestnut Hill College), VRDN, 0.28%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	2,100,000	2,100,000
		11,980,000

10

Principal Amount	Value
SOUTH DAKOTA — 0.8%
South Dakota Housing Development Authority Rev., Series 2003 C-1, (Home Ownership Mortgage), VRDN, 0.29%, 6/7/12 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	$1,700,000	$1,700,000
TENNESSEE — 3.2%
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pools), VRDN, 0.29%, 6/1/12 (LOC: Bank of America N.A.)	6,650,000	6,650,000
TEXAS — 14.8%
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.31%, 6/6/12	10,500,000	10,500,000
County of Smith GO, 1.00%, 8/15/12	3,130,000	3,133,503
DeSoto Industrial Development Authority Rev., (National Service Industries, Inc.), VRDN, 0.28%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	2,000,000	2,000,000
Muleshoe Economic Development Corps. Industrial Development Rev., (John Lyle & Grace Ajean), VRDN, 0.33%, 6/7/12 (LOC: Wells Fargo Bank N.A.)	4,570,000	4,570,000
State of Texas GO, (College Student Loan), VRDN, 0.38%, 6/1/12 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	3,670,000	3,670,000
State of Texas Tax & Revenue Anticipation Notes Rev., Series 2011 A, 2.50%, 8/30/12	6,900,000	6,937,994
		30,811,497
UTAH — 0.7%
City of Logan Industrial Development Rev., (Scientific Technology), VRDN, 0.90%, 6/7/12 (LOC: Bank of the West)	1,400,000	1,400,000
VIRGINIA — 0.5%
Orange County Industrial Development Authority Rev., (Montpelier Foundation), VRDN, 0.28%, 6/7/12 (LOC: Wachovia Bank N.A. and Wells Fargo Bank N.A.)	1,000,000	1,000,000
WASHINGTON — 2.4%
County of King County Sewer Rev., Series 2001 A, VRDN, 0.19%, 6/6/12 (LOC: Landesbank Hessen-Thuringen Girozentrale)	1,625,000	1,625,000
Yakima County Public Corps. Rev., (Macro Plastics, Inc.), VRDN, 0.85%, 6/6/12 (LOC: Bank of the West)	3,400,000	3,400,000
		5,025,000
WISCONSIN — 0.9%
Milwaukee Redevelopment Authority Rev., (La Causa, Inc.), VRDN, 0.56%, 6/6/12 (LOC: U.S. Bank N.A.)	1,985,000	1,985,000
TOTAL MUNICIPAL SECURITIES		197,461,293
Commercial Paper — 4.8%
San Diego County Water Authority 0.24%, 6/4/12(2)	10,000,000	10,000,000
TOTAL INVESTMENT SECURITIES — 99.6%		207,461,293
OTHER ASSETS AND LIABILITIES — 0.4%		776,273
TOTAL NET ASSETS — 100.0%		$208,237,566

11

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation
AGM-CR = Assured Guaranty Municipal Corporation - Custodian Receipts
COP = Certificates of Participation
DRIVERs = Derivative Inverse Tax-Exempt Receipts
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
GO = General Obligation
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
PUTTERs = Puttable Tax-Exempt Receipts
SBBPA = Standby Bond Purchase Agreement
SPA = Standby Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.

(1)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $4,500,000, which represented 2.2% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MAY 31, 2012
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$207,461,293
Cash	362,434
Receivable for investments sold	630,000
Receivable for capital shares sold	455,697
Interest receivable	418,932
209,328,356

Liabilities
Payable for investments purchased	1,000,046
Payable for capital shares redeemed	5,461
Accrued management fees	85,255
Dividends payable	28
1,090,790

Net Assets	$208,237,566

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	208,259,449

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$208,239,619
Accumulated net realized loss	(2,053)
$208,237,566

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MAY 31, 2012
Investment Income (Loss)
Income:
Interest	$989,833

Expenses:
Management fees	1,096,121
Trustees’ fees and expenses	12,450
Other expenses	514
1,109,085
Fees waived	(148,257)
960,828

Net investment income (loss)	29,005

Net realized gain (loss) on investment transactions	1,202

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,207

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2012 AND MAY 31, 2011
Increase (Decrease) in Net Assets	May 31, 2012	May 31, 2011
Operations
Net investment income (loss)	$29,005	$181,029
Net realized gain (loss)	1,202	11,425
Net increase (decrease) in net assets resulting from operations	30,207	192,454

Distributions to Shareholders
From net investment income	(29,005)	(181,029)

Capital Share Transactions
Proceeds from shares sold	94,230,260	132,562,468
Proceeds from reinvestment of distributions	28,530	175,398
Payments for shares redeemed	(123,411,215)	(176,234,786)
Net increase (decrease) in net assets from capital share transactions	(29,152,425)	(43,496,920)

Net increase (decrease) in net assets	(29,151,223)	(43,485,495)

Net Assets
Beginning of period	237,388,789	280,874,284
End of period	$208,237,566	$237,388,789

Transactions in Shares of the Fund
Sold	94,230,260	132,562,468
Issued in reinvestment of distributions	28,530	175,398
Redeemed	(123,411,215)	(176,234,786)
Net increase (decrease) in shares of the fund	(29,152,425)	(43,496,920)

See Notes to Financial Statements.

15

Notes to Financial Statements

MAY 31, 2012

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in cash-equivalent, high-quality municipal obligations.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. From June 1, 2011 through July 31, 2011, the investment advisor voluntarily agreed to waive 0.054% of its management fee. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended May 31, 2012 was 0.49% before waiver and 0.42% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIS and JPMCB terminated on July 31, 2011.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

17

5. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2012 and May 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$29,005	$181,029
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2012, the fund had accumulated capital losses of $(2,053), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
		Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income			Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period			Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.43%	0.50%	0.01%	(0.06)%	$208,238
2011	$1.00	—(2)	—(2)	$1.00	0.07%	0.45%	0.50%	0.07%	0.02%	$237,389
2010	$1.00	—(2)	—(2)	$1.00	0.20%	0.46%	0.51%	0.20%	0.15%	$280,874
2009	$1.00	0.01	(0.01)	$1.00	1.47%	0.50%	0.53%	1.45%	1.42%	$334,768
2008	$1.00	0.03	(0.03)	$1.00	2.97%	0.51%	0.51%	2.91%	2.91%	$313,542

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 20, 2012

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $29,093 as exempt interest dividends for the fiscal year ended May 31, 2012.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75499   1207

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $113,262
FY 2012:                    $111,658

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0
(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $161,109
FY 2012:                    $203,506
(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Municipal Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 30, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 30, 2012